PHOENIX INVESTMENT PARTNERS



                          ANNUAL REPORT

                                                     DECEMBER 31, 1999


   --ZWEIG                                           Phoenix-Zweig
                                                     Appreciation Fund

                                                     Phoenix-Zweig
                                                     Foreign Equity Fund

                                                     Phoenix-Zweig
                                                     Government Cash Fund

                                                     Phoenix-Zweig
                                                     Government Fund

                                                     Phoenix-Zweig
                                                     Growth & Income Fund

                                                     Phoenix-Zweig
                                                     Managed Assets

[LOGO] PHOENIX                                       Phoenix-Zweig
       INVESTMENT PARTNERS                           Strategy Fund

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR FELLOW SHAREHOLDER:
[PHOTO]

  We were cautiously positioned for much of 1999. Two year-long trends -- rising interest rates and increased investor optimism -- moved our research into negative territory. This risk-averse strategy, coupled with our value bias, kept our funds out of favor last year.

  Our caution was warranted, however, as 61% of the stocks on the New York Stock Exchange, more than 50% of the S&P 500 Index(1), and 50% of the OTC stocks declined in 1999. This underperformance by so many stocks was masked by the large technology names that did well, buoying most stock averages to higher levels.

  This "tale of two markets" is heralding a new trend in the economy. There are now two types of companies, with widely disparate characteristics. The new economy is represented by technology companies -- communications, Internet, and software names -- that are less capital-intensive than traditional manufacturing businesses. The cost of money matters less to these firms, and rising interest rates are thus less of a problem for these companies. On the other hand, there are still plenty of "old economy" companies, those manufacturing names that follow the classic business cycle. As interest rates rose in 1999, these names suffered -- just as our models expected they would.

  The challenge to a risk-averse money manager like our firm is clear. You hire us to follow the disciplines of our research and to preserve your capital during bear markets. At the same time, we must respond to changing trends in the market and the economy. If a particular indicator is no longer valid, we must replace it with a more current one. As an example, we used to examine the prices of commodities that are used in the old, manufacturing-based economy. Instead, we now examine the prices of commodities used in new-economy items such as semiconductors and modern batteries.

  Thus we are refining our research to keep up with the new economy while remembering that the law of market cycles has not been repealed -- even in the hot technology sector. We will always be more cautious, rather than less. And our value bias is a reflection of who we are. In the long run, we will always seek to achieve superior returns with less risk by buying stocks at reasonable prices.

  I'd like to briefly summarize our research during 1999.

MONETARY

  Our monetary research began the year in a favorable position, largely because bonds had rallied most of 1998. As 1999 progressed, however, our monetary model deteriorated in response to rising bond yields. The Federal Reserve reacted to the rising yields and the stronger economy by hiking the fed funds rate three times. Historically, Fed hikes have been most bearish with inflation at higher levels than today's. Although oil has nearly tripled in price, most other prices have yet to accelerate. The Consumer Price Index has risen from its low in 1998 but remains at a modest level.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

SENTIMENT

  In 1998 our sentiment model was extremely positive. The majority of investors were pessimistic about the market's prospects -- something we view as a bullish sign. The strong stock market during 1999 caused a marked decrease in this pessimism. The increased bullish sentiment has led to heavy investment. This has made us concerned that there is less money on the sidelines to fuel a continued rise. Sentiment can change quickly, however, so we continue to monitor it daily.

MOMENTUM

  One of our investing mottos is "Don't fight the tape." As a result, we take the momentum of the market into account when determining our current market exposure. For much of 1999, the momentum model was in bullish territory. As a result, we did not reduce our market exposure as much as our monetary and sentiment models might have suggested. However, since the fall, most momentum readings have been neutral or negative, and we have reduced our exposure correspondingly.

  We consider flexibility a hallmark of our research. As a result, we will continue to respond to changes in market conditions. We never predict the direction of the market, but right now we remain cautiously positioned until our research indicates a better risk/return profile.

PORTFOLIO CHANGES

  As we mentioned in January, we are implementing a new team management structure that we believe will offer shareholders access to our firm's considerable combined resources. Carlton Neel, who currently manages several of the Phoenix-Zweig Funds, now serves as senior portfolio manager and team leader for all of our open-end funds. David Katzen has left the investment management business.

  The focus of our funds remains the asset allocation strategy determined by the research team at Zweig Consulting, a firm which I head. Individual stock selection for the funds will continue to be quantitatively driven, focusing on stocks that offer the best price-to-growth characteristics. We will be adding names in some industry groups that represent the growth end of the investing spectrum. Within those industries, however, we will always look for companies that our research shows to be fairly valued.

  The portfolio team is refining the stock selection process for Phoenix-Zweig Strategy Fund. Our quantitative approach will now concentrate on stocks considered to be representative of the S&P 500. As a result, the portfolio's overall market capitalization and industry weightings will be more closely aligned with those of the index, making it a true large-cap fund. We believe these changes will allow shareholders to benefit from our asset allocation strategy without undue exposure to stock selection risk.

  On the following pages, the funds' portfolio management teams comment on the performance of each of the funds. If you have questions, please contact your financial advisor or call us at 1-800-243-1574.

Sincerely,

/s/ Martin E. Zweig
Martin E. Zweig, Ph.D.
JANUARY 28, 2000

TABLE OF CONTENTS

Phoenix-Zweig Appreciation Fund.............................         4
Phoenix-Zweig Foreign Equity Fund...........................        19
Phoenix-Zweig Government Cash Fund..........................        31
Phoenix-Zweig Government Fund...............................        38
Phoenix-Zweig Growth & Income Fund..........................        45
Phoenix-Zweig Managed Assets................................        58
Phoenix-Zweig Strategy Fund.................................        73
Notes to Financial Statements...............................        86

PHOENIX-ZWEIG APPRECIATION FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on achieving capital appreciation through a flexible approach to investing in small-company stocks. We seek to capitalize on the often volatile market for smaller companies -- a market whose ups and downs may present opportunities for significant gains. Investors should keep in mind, however, that small-company investing involves added risks, such as greater price volatility, less liquidity, and increased competitive threat.

    While our investment philosophy remains the same, we are now utilizing a team management approach. By capitalizing on all of our firm's analytical resources and the asset allocation strategy determined by Dr. Martin Zweig and his team, we believe we can enhance shareholder value. We have also aligned the Fund's industry group weightings more closely with those of its benchmark, while still allowing our quantitative stock selection process to contribute positively to performance.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: The Fund's Class A shares declined (1.80)%, Class B shares were down (2.45)%, Class C shares lost (2.49)%, and Class I shares fell (1.45)%. The Russell 2000 Value Index(1) was down (1.49)% and the Russell 2000 Index(2) gained 21.26%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges. Clearly, it was a difficult time for small-cap value stocks, while the growth elements of the small-cap universe performed well.

Q: HOW WAS THE FUND POSITIONED OVER THE LAST YEAR?

A: We reduced the Fund's equity exposure steadily all year -- from 84% last January to 56% at the end of December. This was in response to the caution our monetary model called for throughout 1999. Not since 1994, when the Russell 2000 Index was down (1.80)%, have our monetary indicators been as negative as they were in 1999. As with the 1994 period, the Federal Reserve is presently in a tightening mode. Our sentiment model, which considers high investor optimism a negative, also deteriorated over the course of the year. Our momentum indicators ended the year with a neutral reading.

Q: WHAT MARKET FACTORS HAD THE GREATEST AFFECT ON PERFORMANCE?

A: The key to successful stock selection in the small-cap universe this year was to buy stocks with the highest price-to-earnings (P/E) ratios and little to no earnings. Any strategy that incorporated valuation seemed doomed to disappoint. Based on our research, the earnings growth rates for many of these high-flying stocks do not warrant their current valuations. Given the success of our discipline historically, we believe there is more upside opportunity to be found by investing in lower valuation stocks with above-average growth rates.

(1) THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF SMALL-CAP, VALUE-ORIENTED STOCK MARKET TOTAL RETURN PERFORMANCE.
(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF SMALL-CAP STOCK TOTAL RETURN PERFORMANCE.
 THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
4

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Our research continues to show that the risk in the market is high, and the Fund remains cautiously positioned as a result. Continuing trends of rising inflation and high interest rates will, we believe, limit the market's near-term upside. However, after five years of underperformance, small-cap stocks may be poised to outperform large-cap stocks. In addition, when investors inevitably begin to focus once again on paying reasonable valuations for a company's earning growth rate, we believe our time-tested investment style will return to favor, although past performance is no guarantee of future results.

                                                                JANUARY 18, 2000

Phoenix-Zweig Appreciation Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                                                  INCEPTION        INCEPTION
                                                     1 YEAR       5 YEARS        TO 12/31/99         DATE
                                                     ------       --------       -----------       ---------
Class A Shares at NAV(2)                             (1.80)%       11.50%           10.39%          10/7/91
Class A Shares at POP(3)                             (7.20)        10.24             9.63           10/7/91
Class B Shares at NAV(2)                             (2.45)           --             7.49            4/8/96
Class B Shares with CDSC(4)                          (5.40)           --             7.01            4/8/96
Class C Shares at NAV(2)                             (2.49)        10.73             8.48            2/3/92
Class C Shares with CDSC(4)                          (2.49)        10.73             8.48            2/3/92
Class I Shares at NAV(2)                             (1.45)           --             8.44           11/1/96
Russell 2000 Index(7)                                21.26         16.69           Note 6            Note 6

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
         (5) This chart illustrates POP returns on Class A Shares since inception. Returns on Class B, Class C and Class I
                        Shares will vary due to differing sales charges.
         (6)            Index performance is 15.28% for Class A (since 10/7/91),
                        13.49% for Class B (since 4/8/96), 13.67% for Class C
                        (since 2/3/92) and 14.82% for Class I (since 11/1/96),
                        respectively.
         (7) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock total return performance. The
                        Index's performance does not reflect sales charges.
                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


          Phoenix-Zweig Appreciation Fund Class A(5)  Russell 2000 Index(7)
10/07/91                                      $9,450                $10,000
12/31/91                                     $10,043                $10,787
12/31/92                                     $10,998                $12,772
12/31/93                                     $12,610                $15,187
12/30/94                                     $12,378                $14,911
12/29/95                                     $15,349                $19,151
12/31/96                                     $17,711                $22,310
12/31/97                                     $21,931                $27,299
12/31/98                                     $21,718                $26,504
12/31/99                                     $21,328                $32,259

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/7/91(inception of the Fund) in Class A shares and reflects the maximum sales charge of 5.50% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          26%
Consumer Cyclicals  21%
Financials          13%
Capital Goods       11%
Consumer Staples     8%
Basic Materials      7%
Transportation       4%
Other               10%

Phoenix-Zweig Appreciation Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Xircom, Inc.                                                   1.1%
        MANUFACTURER OF COMPUTER-NETWORKING PRODUCTS
    2.  Symantec Corp.                                                 1.1%
        PC APPLICATIONS AND SYSTEM SOFTWARE PROVIDER
    3.  Murphy Oil Corp.                                               1.0%
        INTERNATIONAL INTEGRATED OIL COMPANY
    4.  Orbotech Ltd.                                                  1.0%
        MANUFACTURER OF ELECTRO-OPTICAL SYSTEMS
    5.  Progress Software Corp.                                        0.9%
        PROVIDER OF DATABASE-MANAGEMENT SYSTEMS
    6.  City National Corp.                                            0.8%
        CALIFORNIA-BASED COMMERCIAL BANK
    7.  Zebra Technologies Corp. Class A                               0.8%
        MANUFACTURER OF BARCODE LABELING SYSTEMS
    8.  Centex Construction Products, Inc.                             0.7%
        CEMENT AND WALLBOARD PRODUCER
    9.  Radian Group, Inc.                                             0.7%
        PRIVATE MORTGAGE PROVIDER
   10.  FileNet Corp.                                                  0.7%
        DOCUMENT-MANAGEMENT SYSTEMS PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--54.0%
AEROSPACE/DEFENSE--0.1%
Newport News Shipbuilding, Inc..........        10,000  $    275,000

AGRICULTURAL PRODUCTS--0.0%
Cadiz, Inc.(b)..........................        12,600       119,700
AIR FREIGHT--0.0%
Amtran, Inc.(b).........................         4,200        81,375
AIRLINES--0.4%
AirTran Holdings, Inc.(b)...............           500         2,266
America West Holdings Corp. Class
B(b)....................................        51,100     1,060,325
                                                        ------------
                                                           1,062,591
                                                        ------------

AUTO PARTS & EQUIPMENT--0.3%
American Axle & Manufacturing Holdings,
Inc.(b).................................         2,100        25,462
Arvin Industries, Inc...................        10,500       297,937
Dura Automotive Systems, Inc.(b)........        21,200       369,675
Superior Industries International,
Inc.....................................         5,100       136,744
                                                        ------------
                                                             829,818
                                                        ------------

BANKS (REGIONAL)--1.1%
BSB Bancorp, Inc........................         5,600       107,800
Cathay Bancorp, Inc.....................         2,800       114,800
City National Corp......................        58,100     1,913,669
Greater Bay Bancorp.....................         1,900        81,462
Imperial Bancorp(b).....................        11,300       272,612
                                                        ------------
                                                           2,490,343
                                                        ------------

BEVERAGES (ALCOHOLIC)--0.4%
Canandaigua Brands, Inc. Class A(b).....        16,900       861,900
                                               SHARES      VALUE
                                              --------  ------------

BIOTECHNOLOGY--0.2%
BioCryst Pharmaceuticals, Inc.(b).......        11,200  $    330,400
Bio-Technology General Corp.(b).........         1,100        16,775
Cerus Corp.(b)..........................         2,500        66,250
Liposome Co., Inc. (The)(b).............        14,400       175,725
                                                        ------------
                                                             589,150
                                                        ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
Ascent Entertainment Group, Inc.(b).....        47,100       597,581

BUILDING MATERIALS--0.6%
Dal-Tile International, Inc.(b).........         3,900        39,487
Elcor Corp..............................        13,550       408,194
Johns Manville Corp.....................        30,100       421,400
NCI Buildings Systems, Inc.(b)..........        27,800       514,300
Simpson Manufacturing Co., Inc.(b)......         2,900       126,875
                                                        ------------
                                                           1,510,256
                                                        ------------

CHEMICALS--0.0%
Airgas, Inc.(b).........................         9,900        94,050

CHEMICALS (SPECIALTY)--0.0%
Valhi, Inc..............................           800         8,400

COMMUNICATIONS EQUIPMENT--1.9%
ADTRAN, Inc.(b).........................        29,500     1,517,406
Cable Design Technologies Corp.(b)......        12,800       294,400
California Amplifier, Inc.(b)...........         2,900        76,306
Carrier Access Corp.(b).................         6,300       424,069
CommScope, Inc.(b)......................        23,200       935,250
Ditech Communications Corp.(b)..........         2,800       261,800
Harmonic, Inc.(b).......................         4,500       427,219
Polycom, Inc.(b)........................         2,600       165,587

                       See Notes to Financial Statements                       7

Phoenix-Zweig Appreciation Fund

                                               SHARES      VALUE
                                              --------  ------------
COMMUNICATIONS EQUIPMENT--CONTINUED
Terayon Communication Systems,
Inc.(b).................................         4,900  $    307,781
                                                        ------------
                                                           4,409,818
                                                        ------------

COMPUTERS (HARDWARE)--0.3%
Ancor Communications, Inc.(b)...........         4,400       298,650
Copper Mountain Networks, Inc.(b).......         4,600       224,250
Cybex Computer Products Corp.(b)........         6,500       263,250
                                                        ------------
                                                             786,150
                                                        ------------

COMPUTERS (PERIPHERALS)--1.2%
Advanced Digital Information Corp.(b)...         4,500       218,812
Xircom, Inc.(b).........................        35,400     2,655,000
                                                        ------------
                                                           2,873,812
                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)--5.9%
Acclaim Entertainment, Inc.(b)..........        13,400        68,675
Actuate Corp.(b)........................         4,900       210,087
Ardent Software, Inc.(b)................         3,300       128,700
BARRA, Inc.(b)..........................         6,500       206,375
Banyan Systems, Inc.(b).................         2,000        40,000
Corel Corp.(b)..........................        17,500       264,687
Dendrite International, Inc.(b).........        11,000       372,625
FileNet Corp.(b)........................        62,800     1,601,400
Hyperion Solutions Corp.(b).............         8,600       374,100
ISS Group, Inc.(b)......................         9,500       675,687
Indus International, Inc.(b)............         2,800        34,125
Informix Corp.(b).......................        34,200       389,025
Inprise Corp.(b)........................         6,700        74,119
Latitude Communications, Inc.(b)........           200         5,225
Marimba, Inc.(b)........................           900        41,456
Mercury Computer Systems, Inc.(b).......        27,600       966,000
Mission Critical Software, Inc.(b)......         5,200       364,000
Novadigm, Inc.(b).......................           200         4,150
ONYX Software Corp.(b)..................         1,000        37,000
Pegasystems, Inc.(b)....................         5,300        59,625
Pharmacopeia, Inc.(b)...................         1,000        22,625
Progress Software Corp.(b)..............        38,600     2,190,550
Sagent Technology, Inc.(b)..............         2,900        86,819
SalesLogix Corp.(b).....................         2,100        86,231
Santa Cruz Operation, Inc. (The)(b).....        33,500     1,017,562
Sybase, Inc.(b).........................        37,200       632,400
Symantec Corp.(b).......................        44,200     2,591,225
THQ, Inc.(b)............................        25,150       583,166
Unify Corp.(b)..........................         6,200       169,725
Verity, Inc. (b)........................         4,900       208,556
WebTrends Corp.(b)......................         3,600       291,600
                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
internet.com Corp.(b)...................         5,600  $    292,600
                                                        ------------
                                                          14,090,120
                                                        ------------

CONSTRUCTION (CEMENT & AGGREGATES)--1.2%
Centex Construction Products, Inc.......        44,944     1,752,816
Texas Industries, Inc...................        23,200       987,450
                                                        ------------
                                                           2,740,266
                                                        ------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.1%
Fossil, Inc.(b).........................        14,150       327,219

CONSUMER FINANCE--0.5%
AmeriCredit Corp.(b)....................        28,900       534,650
PMI Group, Inc. (The)...................        13,000       634,562
                                                        ------------
                                                           1,169,212
                                                        ------------

CONTAINERS & PACKAGING (PAPER)--0.2%
Mail-Well, Inc.(b)......................        29,800       402,300

DISTRIBUTORS (FOOD & HEALTH)--0.5%
Andrx Corp.(b)..........................         4,800       203,100
PSS World Medical, Inc.(b)..............        15,900       150,056
Patterson Dental Co.(b).................         6,200       264,275
U.S. Foodservice(b).....................        32,500       544,375
                                                        ------------
                                                           1,161,806
                                                        ------------

ELECTRIC COMPANIES--0.3%
CMP Group, Inc..........................        22,300       614,644

ELECTRICAL EQUIPMENT--1.6%
C&D Technologies, Inc...................        17,700       752,250
C-COR.net Corp.(b)......................         3,200       245,200
Genlyte Group, Inc. (The)(b)............        17,000       363,375
Juno Lighting, Inc.(b)..................        22,726       235,782
Sensormatic Electronics Corp.(b)........        89,300     1,557,169
Three-Five Systems, Inc.(b).............        10,000       410,000
Vishay Intertechnology, Inc.(b).........        10,000       316,250
                                                        ------------
                                                           3,880,026
                                                        ------------

ELECTRONICS (COMPONENT DISTRIBUTORS)--0.5%
Audiovox Corp.(b).......................        37,800     1,148,175

ELECTRONICS (INSTRUMENTATION)--0.5%
Alpha Industries, Inc.(b)...............        15,000       859,687
Cytyc Corp.(b)..........................         5,000       305,312

8                      See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                               SHARES      VALUE
                                              --------  ------------
ELECTRONICS (INSTRUMENTATION)--CONTINUED
LTX Corp.(b)............................         5,600  $    125,300
                                                        ------------
                                                           1,290,299
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--1.3%
Actel Corp.(b)..........................         5,200       124,800
Alliance Semiconductor Corp.(b).........         5,100        85,106
Cirrus Logic, Inc.(b)...................        28,800       383,400
International Rectifier Corp.(b)........        21,100       548,600
NVIDIA Corp.(b).........................        11,300       530,394
Semtech Corp.(b)........................        21,500     1,120,687
TranSwitch Corp.(b).....................         5,100       370,069
                                                        ------------
                                                           3,163,056
                                                        ------------

ENGINEERING & CONSTRUCTION--0.1%
Dycom Industries, Inc.(b)...............         6,400       282,000
EQUIPMENT (SEMICONDUCTOR)--0.5%
Applied Science and Technology,
Inc.(b).................................         3,900       129,614
Cymer, Inc.(b)..........................         7,000       322,000
Helix Technology Corp.(b)...............         4,000       179,250
Ibis Technology Corp.(b)................         5,500       272,937
Ultratech Stepper, Inc.(b)..............        14,200       228,975
                                                        ------------
                                                           1,132,776
                                                        ------------

FINANCIAL (DIVERSIFIED)--1.2%
Doral Financial Corp....................        82,400     1,014,550
Financial Federal Corp.(b)..............        11,000       250,937
Financial Security Assurance Holdings
Ltd.....................................        24,200     1,261,425
First Sierra Financial, Inc.(b).........           100         1,712
Koger Equity............................        18,500       312,187
Medical Assurance, Inc.(b)..............            26           551
                                                        ------------
                                                           2,841,362
                                                        ------------

FOODS--1.0%
Del Monte Foods Co.(b)..................        11,200       137,900
Hain Food Group, Inc. (The)(b)..........        19,800       443,025
IBP, Inc................................        19,100       343,800
International Home Foods, Inc.(b).......        13,100       227,612
McCormick & Co., Inc....................        35,500     1,056,125
Smithfield Foods, Inc.(b)...............        10,300       247,200
                                                        ------------
                                                           2,455,662
                                                        ------------

FOOTWEAR--0.1%
Timberland Co. (The) Class A(b).........         5,300       280,237
                                               SHARES      VALUE
                                              --------  ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.8%
Argosy Gaming Co.(b)....................        16,900  $    263,006
Aztar Corp.(b)..........................        49,500       538,312
Boyd Gaming Corp.(b)....................        45,500       264,469
Hollywood Park, Inc.(b).................        24,200       542,987
Intrawest Corp..........................         1,200        20,775
Isle of Capri Casinos, Inc.(b)..........        13,200       174,075
                                                        ------------
                                                           1,803,624
                                                        ------------

GOLD & PRECIOUS METALS MINING--0.2%
Homestake Mining Co.....................        60,000       468,750

HEALTH CARE (DIVERSIFIED)--0.1%
IVAX Corp.(b)...........................         6,000       154,500

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.0%
Amylin Pharmaceuticals, Inc.(b).........         3,000        25,031
Noven Pharmaceuticals, Inc.(b)..........         4,300        77,937
                                                        ------------
                                                             102,968
                                                        ------------

HEALTH CARE (GENERIC AND OTHER)--0.2%
Alpharma, Inc. Class A..................        11,300       347,475
Dura Pharmaceuticals, Inc.(b)...........        12,400       172,825
                                                        ------------
                                                             520,300
                                                        ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.1%
LifePoint Hospitals, Inc.(b)............         7,400        87,412
Triad Hospitals, Inc.(b)................         5,400        81,675
                                                        ------------
                                                             169,087
                                                        ------------

HEALTH CARE (MANAGED CARE)--0.5%
Express Scripts, Inc. Class A(b)........         6,000       384,000
Foundation Health Systems, Inc. Class
A(b)....................................         3,100        30,806
Humana, Inc.(b).........................        16,400       134,275
Mid Atlantic Medical Services,
Inc.(b).................................        75,300       625,931
                                                        ------------
                                                           1,175,012
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
ArthroCare Corp.(b).....................         6,900       420,900
Laser Vision Centers, Inc.(b)...........        40,900       432,006
                                                        ------------
                                                             852,906
                                                        ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.4%
AmeriPath, Inc.(b)......................         9,000        73,687
Apria Healthcare Group, Inc.(b).........         8,600       154,262
Hooper Holmes, Inc......................        16,100       414,575
Laboratory Corporation of America
Holdings(b).............................        24,800        91,450

                       See Notes to Financial Statements                       9

Phoenix-Zweig Appreciation Fund

                                               SHARES      VALUE
                                              --------  ------------
HEALTH CARE (SPECIALIZED SERVICES)--CONTINUED
Orthodontic Centers of America, Inc.
(b).....................................        14,000  $    167,125
                                                        ------------
                                                             901,099
                                                        ------------
HOMEBUILDING--1.2%
Cadillac Fairview Corp.(b)..............        22,000       506,000
Castle & Cooke, Inc.(b).................         4,600        58,362
Del Webb Corp.(b).......................         3,400        84,787
Fairfield Communities, Inc.(b)..........        40,900       439,675
Horton (D.R.), Inc......................        14,300       197,519
LNR Property Corp.......................        13,600       270,300
NVR, Inc.(b)............................         5,200       248,300
Pulte Corp..............................        13,100       294,750
Standard Pacific Corp...................        25,200       277,200
Toll Brothers, Inc.(b)..................         7,500       139,687
Trendwest Resorts, Inc.(b)..............        13,200       297,000
                                                        ------------
                                                           2,813,580
                                                        ------------

HOUSEHOLD FURNISHINGS & APPLIANCES--1.1%
Ethan Allen Interiors, Inc..............        46,800     1,500,525
Furniture Brands International,
Inc.(b).................................        13,500       297,000
La-Z-Boy, Inc...........................         9,800       164,762
U.S. Industries, Inc....................        52,100       729,400
                                                        ------------
                                                           2,691,687
                                                        ------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.1%
Church & Dwight Co., Inc................         5,000       133,437
HOUSEWARES--0.1%
Oneida Ltd..............................         6,600       143,550

INSURANCE (LIFE/HEALTH)--0.5%
MONY Group, Inc. (The)..................        43,900     1,281,331
National Western Life Insurance Co.
Class A(b)..............................           200        13,725
                                                        ------------
                                                           1,295,056
                                                        ------------

INSURANCE (PROPERTY-CASUALTY)--0.9%
Radian Group, Inc.......................        36,382     1,737,241
White Mountain Insurance Group, Inc.....         3,400       409,700
                                                        ------------
                                                           2,146,941
                                                        ------------

INVESTMENT MANAGEMENT--0.5%
Affiliated Managers Group, Inc.(b)......        27,000     1,091,813
Eaton Vance Corp........................         4,300       163,400
                                                        ------------
                                                           1,255,213
                                                        ------------
                                               SHARES      VALUE
                                              --------  ------------

IRON & STEEL--0.3%
Commercial Metals Co....................        12,500  $    424,219
Quanex Corp.............................        10,200       260,100
Worthington Industries, Inc.............         1,600        26,500
                                                        ------------
                                                             710,819
                                                        ------------

LEISURE TIME (PRODUCTS)--1.0%
Bally Total Fitness Holding Corp.(b)....         4,600       122,763
Brunswick Corp..........................        13,000       289,250
Callaway Golf Co........................        23,700       419,194
Handleman Co.(b)........................        41,000       548,375
JAKKS Pacific, Inc.(b)..................        12,700       237,331
Monaco Coach Corp.(b)...................        10,825       276,714
Score Board, Inc. (The)(b)..............           786             0
Thor Industries, Inc....................         4,500       136,969
Winnebago Industries, Inc...............        19,200       385,200
                                                        ------------
                                                           2,415,796
                                                        ------------

LODGING-HOTELS--0.0%
Extended Stay America, Inc.(b)..........         7,300        55,663

MACHINERY (DIVERSIFIED)--0.6%
Detroit Diesel Corp.....................        14,100       270,544
Manitowoc Co., Inc. (The)...............        17,925       609,450
Mestek, Inc.(b).........................           100         2,025
Moog, Inc. Class A(b)...................         7,300       197,100
Terex Corp.(b)..........................         8,400       233,100
                                                        ------------
                                                           1,312,219
                                                        ------------

MANUFACTURING (DIVERSIFIED)--1.2%
AMCOL International Corp................        16,100       259,613
Graco, Inc..............................         3,900       139,913
National Service Industries, Inc........        42,200     1,244,900
Scott Technologies, Inc. (b)............         2,000        37,750
Spartech Corp...........................        30,900       996,525
United Dominion Industries Ltd..........         1,900        37,881
WMS Industries, Inc.(b).................        13,300       174,563
                                                        ------------
                                                           2,891,145
                                                        ------------

MANUFACTURING (SPECIALIZED)--2.0%
Astec Industries, Inc.(b)...............        16,500       310,406
Brady Corp. Class A.....................         1,500        50,906
Briggs & Stratton Corp..................         7,600       407,550
CTS Corp................................        17,900     1,349,213
Cognex Corp.(b).........................           200         7,800
Donaldson Co., Inc......................        35,700       859,031
Insituform Technolgies, Inc.(b).........         9,600       271,200

10                     See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                               SHARES      VALUE
                                              --------  ------------
MANUFACTURING (SPECIALIZED)--CONTINUED
Reliance Steel & Aluminum Co............        27,500  $    644,531
Specialty Equipment Cos., Inc.(b).......         5,900       141,231
United Stationers, Inc.(b)..............        27,400       782,613
                                                        ------------
                                                           4,824,481
                                                        ------------
METAL FABRICATORS--0.1%
Mueller Industries, Inc.(b).............         7,800       282,750

METALS MINING--0.2%
Curtiss-Wright Corp.....................         1,500        55,313
Freeport-McMoRan Copper & Gold,
Inc.(b).................................        14,500       306,313
                                                        ------------
                                                             361,626
                                                        ------------

NATURAL GAS--0.1%
Equitable Resources, Inc................         2,900        96,788
Southwest Gas Corp......................         5,500       126,500
                                                        ------------
                                                             223,288
                                                        ------------

OIL & GAS (DRILLING & EQUIPMENT)--0.0%
Atwood Oceanics, Inc.(b)................         3,000       115,875

OIL & GAS (EXPLORATION & PRODUCTION)--2.1%
Cross Timbers Oil Co....................        12,600       114,188
EOG Resources, Inc.(b)..................        13,800       242,363
Mitchell Energy & Development Corp.
Class B.................................           700        15,094
Murphy Oil Corp.........................        42,400     2,432,700
Noble Affiliates, Inc...................        16,700       358,006
Ocean Energy, Inc.(b)...................        47,700       369,675
Pioneer Natural Resources Co.(b)........        77,100       689,081
Pogo Producing Co.......................         9,900       202,950
Santa Fe Snyder Corp.(b)................        60,000       480,000
Vintage Petroleum, Inc.(b)..............        14,300       172,494
                                                        ------------
                                                           5,076,551
                                                        ------------

PAPER & FOREST PRODUCTS--1.0%
Nortek, Inc.(b).........................        27,990       783,720
Potlatch Corp...........................        33,100     1,477,088
                                                        ------------
                                                           2,260,808
                                                        ------------
PERSONAL CARE--0.1%
NBTY, Inc.(b)...........................         9,700       112,156
Perrigo Co.(b)..........................        16,000       128,000
                                                        ------------
                                                             240,156
                                                        ------------
PHOTOGRAPHY/IMAGING--1.4%
IKON Office Solutions, Inc..............        61,700       420,331
                                               SHARES      VALUE
                                              --------  ------------
PHOTOGRAPHY/IMAGING--CONTINUED
In Focus Systems, Inc.(b)...............         8,200  $    190,138
Lason, Inc.(b)..........................         6,100        67,100
Pinnacle Systems, Inc.(b)...............        20,000       813,750
Zebra Technologies Corp. Class A(b).....        30,500     1,784,250
                                                        ------------
                                                           3,275,569
                                                        ------------

POWER PRODUCERS (INDEPENDENT)--0.3%
Calpine Corp.(b)........................        10,600       678,400

PUBLISHING--0.0%
Wiley (John) & Sons, Inc. Class A.......         3,300        55,275

RAILROADS--0.1%
Florida East Coast Industries, Inc......           500        20,875
GATX Corp...............................         7,300       246,375
Westinghouse Air Brake Co...............         3,138        55,700
                                                        ------------
                                                             322,950
                                                        ------------

REITS--1.3%
Bedford Property Investors, Inc.........        49,600       846,300
Camden Property Trust...................        12,600       344,925
CarrAmerica Realty Corp.................         7,300       154,213
Essex Property Trust, Inc...............         4,400       149,600
Glenborough Realty Trust, Inc...........         5,700        76,238
Glimcher Realty Trust...................        31,000       399,125
Home Properties of New York, Inc........        22,700       622,831
Liberty Property Trust..................         5,900       143,075
Pacific Gulf Properties, Inc............         6,600       133,650
Parkway Properties, Inc.................         7,500       216,094
                                                        ------------
                                                           3,086,051
                                                        ------------

RESTAURANTS--1.7%
Brinker International, Inc.(b)..........        23,100       554,400
Buffets, Inc.(b)........................        80,800       808,000
CEC Entertainment, Inc.(b)..............        14,550       412,856
Cheesecake Factory, Inc. (The)(b).......         4,700       164,500
Jack in the Box, Inc.(b)................        70,300     1,454,331
Papa John's International, Inc..........        12,200       317,963
Ruby Tuesday, Inc.......................        21,400       389,213
                                                        ------------
                                                           4,101,263
                                                        ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.2%
InterTAN, Inc.(b).......................        13,400       350,075
REX Stores Corp.(b).....................         5,600       196,000
                                                        ------------
                                                             546,075
                                                        ------------

                       See Notes to Financial Statements                      11

Phoenix-Zweig Appreciation Fund

                                               SHARES      VALUE
                                              --------  ------------
RETAIL (DEPARTMENT STORES)--0.2%
Harcourt General, Inc...................         9,600  $    386,400

RETAIL (DISCOUNTERS)--0.3%
Dress Barn, Inc. (The)(b)...............         1,400        23,275
Ross Stores, Inc........................        12,100       217,044
Value City Department Stores, Inc.(b)...        24,400       369,050
                                                        ------------
                                                             609,369
                                                        ------------

RETAIL (DRUG STORES)--0.0%
Caremark Rx, Inc.(b)....................        19,500        98,719

RETAIL (FOOD CHAINS)--0.1%
Delhaize America, Inc...................        12,100       245,781

RETAIL (HOME SHOPPING)--0.8%
Insight Enterprises, Inc.(b)............        37,000     1,503,125
Micro Warehouse, Inc.(b)................         8,600       159,100
ValuVision International, Inc.(b).......         2,500       143,281
                                                        ------------
                                                           1,805,506
                                                        ------------

RETAIL (SPECIALTY)--1.6%
barnesandnoble.com, Inc.(b).............         5,100        72,356
Barnes & Noble, Inc.(b).................        11,400       235,125
Borders Group, Inc.(b)..................        11,200       179,900
Group 1 Automotive, Inc.(b).............        29,900       416,731
Linens 'n Things, Inc.(b)...............         5,400       159,975
Michaels Stores, Inc.(b)................         9,900       282,150
O'Reilly Automotive, Inc.(b)............         4,000        86,000
PETCO Animal Supplies, Inc.(b)..........         1,000        14,875
Sunglass Hut International, Inc.(b).....        58,000       652,500
Tuesday Morning Corp.(b)................         6,100       112,469
Zale Corp.(b)...........................        31,400     1,518,975
                                                        ------------
                                                           3,731,056
                                                        ------------

RETAIL (SPECIALTY-APPAREL)--1.2%
American Eagle Outfitters, Inc.(b)......        13,000       585,000
AnnTaylor Stores Corp.(b)...............        22,100       761,069
Cato Corp. (The) Class A................        32,200       406,525
Charming Shoppes, Inc.(b)...............        20,900       138,463
Factory 2-U Stores, Inc.(b).............         5,200       147,550
Pacific Sunwear of California,
Inc.(b).................................        14,500       466,719
Talbots, Inc. (The).....................         8,400       374,850
                                                        ------------
                                                           2,880,176
                                                        ------------
SAVINGS & LOAN COMPANIES--1.4%
Downey Financial Corp...................        32,600       658,113
Harbor Florida Bancshares, Inc..........        24,700       319,556
                                               SHARES      VALUE
                                              --------  ------------
SAVINGS & LOAN COMPANIES--CONTINUED
PFF Bancorp, Inc........................         8,300  $    160,813
Republic Security Financial Corp........       104,500       747,828
Roslyn Bancorp, Inc.....................        69,135     1,278,998
Telebanc Financial Corp.(b).............         4,000       104,000
                                                        ------------
                                                           3,269,308
                                                        ------------

SERVICES (ADVERTISING/MARKETING)--0.1%
Acxiom Corp.(b).........................         6,400       153,600

SERVICES (COMMERCIAL & CONSUMER)--1.9%
AMERCO(b)...............................        15,600       390,000
Braun Consulting, Inc.(b)...............         5,000       357,500
Copart, Inc.(b).........................        19,600       852,600
Dollar Thrifty Automotive Group,
Inc.(b).................................        26,700       639,131
ITT Educational Services, Inc.(b).......        17,200       265,525
Modem Media.Poppe Tyson, Inc.(b)........         1,300        91,488
NCO Group, Inc.(b)......................        23,800       716,975
Profit Recovery Group International,
Inc. (The)(b)...........................        34,600       919,063
Regis Corp..............................           100         1,888
Rent-A-Center, Inc.(b)..................         2,000        39,625
SITEL Corp.(b)..........................        18,200       127,400
                                                        ------------
                                                           4,401,195
                                                        ------------

SERVICES (DATA PROCESSING)--0.0%
MedQuist, Inc.(b).......................         3,000        77,438

SERVICES (EMPLOYMENT)--0.1%
Interim Services, Inc.(b)...............         6,500       160,875

SHIPPING--0.2%
Alexander & Baldwin, Inc................        23,000       524,688

SPECIALTY PRINTING--0.2%
Topps Co., Inc. (The)(b)................        37,800       392,175

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
Powerwave Technologies, Inc.(b).........        11,600       677,150
Price Communications Corp.(b)...........         6,000       166,875
                                                        ------------
                                                             844,025
                                                        ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
IDT Corp.(b)............................        15,300       288,788
NorthEast Optic Network, Inc.(b)........         1,800       112,613
TALK.com, Inc.(b).......................        18,100       321,275
                                                        ------------
                                                             722,676
                                                        ------------

TEXTILES (APPAREL)--0.4%
Guess?, Inc.(b).........................         5,200       113,100

12                     See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                               SHARES      VALUE
                                              --------  ------------
TEXTILES (APPAREL)--CONTINUED
OshKosh B' Gosh, Inc. Class A...........        34,400  $    724,550
                                                        ------------
                                                             837,650
                                                        ------------
TEXTILES (HOME FURNISHINGS)--0.1%
Shaw Industries, Inc....................         9,300       143,569

TEXTILES (SPECIALTY)--0.1%
Polymer Group, Inc......................        13,900       253,675

TOBACCO--0.1%
Brooke Group Ltd........................        15,400       230,038

TRUCKERS--1.4%
American Freightways Corp.(b)...........        23,300       377,169
Landstar System, Inc.(b)................        16,900       723,531
M.S. Carriers, Inc.(b)..................        10,500       250,688
Roadway Express, Inc....................         7,000       151,375
Rollins Truck Leasing Corp..............        10,200       121,763
USFreightways Corp......................        25,200     1,206,450
Yellow Corp.............................        24,800       416,950
                                                        ------------
                                                           3,247,926
                                                        ------------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $107,631,577)                           128,049,419
--------------------------------------------------------------------
FOREIGN COMMON STOCKS--2.9%
AUTO PARTS & EQUIPMENT--0.0%
Desc S.A. de C.V. Sponsored ADR
(Mexico)(b).............................         4,200        70,350

CHEMICALS (SPECIALTY)--0.2%
NOVA Chemicals Corp. (Canada)...........        20,700       399,769

CONSTRUCTION (CEMENT & AGGREGATES)--0.2%
Boral Ltd. Sponsored ADR (Australia)....        47,900       574,800

ELECTRONICS (INSTRUMENTATION)--1.0%
Orbotech Ltd. (Israel)(b)...............        29,950     2,321,125

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
Shire Pharmaceuticals Group PLC ADR
(United Kingdom)(b).....................        30,341       883,682

INSURANCE (LIFE/HEALTH)--0.1%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)........................         5,700       205,200

MACHINERY (DIVERSIFIED)--0.3%
Scitex Corp Ltd. (Israel)(b)............        41,000       597,062
                                               SHARES      VALUE
                                              --------  ------------

PAPER & FOREST PRODUCTS--0.3%
Domtar, Inc. (Canada)...................        23,400  $    274,950
Maderas y Sinteticos SA (Masisa)
Sponsored ADR (Chile)...................        27,100       348,913
                                                        ------------
                                                             623,863
                                                        ------------

SHIPPING--0.1%
Bouygues Offshore S.A. ADR (France).....        17,000       312,375

SPECIALTY PRINTING--0.0%
Quebecor Printing, Inc. (Canada)........         3,801        84,572

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
PT Indosat (Persero) Tbk ADR
(Indonesia).............................        30,600       661,725
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,495,220)                               6,734,523
--------------------------------------------------------------------

RIGHTS--0.0%

SAVINGS & LOAN COMPANIES--0.0%
Coast Federal Litigation Contingent
Payments Rights Trust(b)................        14,900        22,350
--------------------------------------------------------------------
TOTAL RIGHTS
(IDENTIFIED COST $208,600)                                    22,350
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--56.9%
(IDENTIFIED COST $112,335,397)                           134,806,292
--------------------------------------------------------------------

                                      PAR
                                     VALUE
                                     (000)
                                    -------
SHORT-TERM OBLIGATIONS--43.9%

U.S. GOVERNMENT SECURITIES--0.4%
U.S. Treasury Bill 5.06%,
3/2/00(c).....................      $ 1,000                991,691

FEDERAL AGENCY SECURITIES--27.3%
Fannie Mae Discount Note
5.68%, 1/18/00................       10,000              9,973,178
Fannie Mae Discount Note
5.58%, 1/20/00................        5,000              4,985,275
Fannie Mae Discount Note
5.59%, 1/27/00................       10,000              9,959,628
Fannie Mae Discount Note
5.77%, 1/27/00................        5,000              4,979,164
FMC Discount Note 5.70%,
1/31/00.......................        5,000              4,976,250
FHLB Discount Corp. 5.75%,
2/9/00........................       10,000              9,937,708
FMC Discount Note 5.60%,
2/11/00.......................       10,000              9,936,222
Fannie Mae Discount Note
5.67%, 2/24/00................       10,000              9,911,084
                                             ---------------------
                                                        64,658,509
                                             ---------------------

                       See Notes to Financial Statements                      13

Phoenix-Zweig Appreciation Fund

                                      PAR
                                     VALUE
                                     (000)           VALUE
                                    -------  ---------------------
REPURCHASE AGREEMENTS--16.2%
Morgan Stanley & Co., Inc.
repurchase agreement, 2.75%,
dated 12/31/99 due 1/3/00,
repurchase price $20,485,694
collateralized by Fannie Mae
Bonds 5.50% to 8.50%, 5/1/11
to 12/1/29, market value
$20,993,347...................      $20,481  $          20,481,000
                                      PAR
                                     VALUE
                                     (000)           VALUE
                                    -------  ---------------------
REPURCHASE AGREEMENTS--CONTINUED
Prudential Securities, Inc.
repurchase agreement, 2.60%,
dated 12/31/99 due 1/3/00,
repurchase price $18,003,900
collateralized by Fannie Mae
Discount Note 5.86%, 3/23/00
market value $18,360,020......       18,000             18,000,000
                                             ---------------------
                                                        38,481,000
                                             ---------------------
------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $104,130,936)                         104,131,200
------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $216,466,333)                         238,937,492(a)
Cash and receivables, less
liabilities--(0.8%)                                     (1,885,812)
                                             ---------------------
NET ASSETS--100.0%                           $         237,051,680
                                             =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,426,824 and gross depreciation of $4,796,623 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $217,307,291.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

14
                       See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value,
  exclusive of repurchase
  agreements
  (Identified cost $177,985,333)     $200,456,492
Repurchase agreements, at value
  (Identified cost $38,481,000)        38,481,000
Cash                                       11,549
Receivables
  Fund shares sold                        363,096
  Dividends and interest                   98,463
Prepaid expenses                            7,561
                                     ------------
    Total assets                      239,418,161
                                     ------------
LIABILITIES
Payables
  Fund shares repurchased               1,703,698
  Transfer agent fee                      225,916
  Investment advisory fee                 199,688
  Distribution fee                        124,301
  Financial agent fee                      33,930
  Trustees' fee                             3,200
Accrued expenses                           75,748
                                     ------------
    Total liabilities                   2,366,481
                                     ------------
NET ASSETS                           $237,051,680
                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                $205,454,798
Distributions in excess of net
  investment income                      (708,952)
Accumulated net realized gain           9,834,675
Net unrealized appreciation            22,471,159
                                     ------------
NET ASSETS                           $237,051,680
                                     ============
CLASS A
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $126,460,927)                 10,545,389
Net asset value per share                  $11.99
Offering price per share
  $11.99/(1-5.50%)                         $12.69
CLASS B
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $19,522,768)                   1,654,127
Net asset value and offering price
  per share                                $11.80
CLASS C
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $89,164,541)                   7,562,163
Net asset value and offering price
  per share                                $11.79
CLASS I
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $1,903,444)                      155,939
Net asset value and offering price
  per share                                $12.21

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                              $  5,626,090
Dividends                                2,059,368
Foreign taxes withheld                      (2,973)
                                      ------------
    Total investment income              7,682,485
                                      ------------
EXPENSES
Investment advisory fee                  3,318,029
Distribution fee, Class A                  504,822
Distribution fee, Class B                  243,229
Distribution fee, Class C                1,373,134
Financial agent fee                        138,207
Transfer agent                             530,771
Custodian                                   99,649
Printing                                    53,422
Registration                                37,948
Professional                                27,552
Trustees                                    14,632
Miscellaneous                               22,765
                                      ------------
    Total expenses                       6,364,160
                                      ------------
NET INVESTMENT INCOME                    1,318,325
                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities         53,786,857
Net realized gain on futures
  contracts                              1,113,424
Net change in unrealized
  appreciation (depreciation) on
  investments                          (72,157,266)
                                      ------------
NET LOSS ON INVESTMENTS                (17,256,985)
                                      ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $(15,938,660)
                                      ============

                       See Notes to Financial Statements                      15

Phoenix-Zweig Appreciation Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended      Year Ended
                                                                  12/31/99        12/31/98
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $  1,318,325    $     34,872
  Net realized gain (loss)                                        54,900,281      41,928,274
  Net change in unrealized appreciation (depreciation)           (72,157,266)    (54,599,852)
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   (15,938,660)    (12,636,706)
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                  (1,252,803)     (1,073,836)
  Net investment income, Class B                                     (38,607)             --
  Net investment income, Class C                                          --              --
  Net investment income, Class I                                     (25,815)        (15,628)
  Net realized gains, Class A                                    (30,871,238)    (23,624,306)
  Net realized gains, Class B                                     (4,964,628)     (2,982,360)
  Net realized gains, Class C                                    (22,920,388)    (20,467,218)
  Net realized gains, Class I                                       (435,073)       (161,535)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (60,508,552)    (48,324,883)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (14,810,527 shares and
    5,803,260 shares, respectively)                              227,104,026     101,998,217
  Net asset value of shares issued from reinvestment of
    distributions
    (2,400,385 shares and 1,350,165 shares, respectively)         28,239,979      21,160,618
  Cost of shares repurchased (21,524,481 shares and
    8,374,990 shares, respectively)                             (330,355,225)   (146,963,985)
                                                                ------------    ------------
Total                                                            (75,011,220)    (23,805,150)
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (129,606 shares and 787,653
    shares, respectively)                                          1,900,795      14,584,402
  Net asset value of shares issued from reinvestment of
    distributions
    (402,657 shares and 163,583 shares, respectively)              4,626,397       2,520,813
  Cost of shares repurchased (774,237 shares and 275,440
    shares, respectively)                                        (11,349,693)     (4,696,506)
                                                                ------------    ------------
Total                                                             (4,822,501)     12,408,709
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (300,852 shares and
    1,399,569 shares, respectively)                                4,006,824      25,224,485
  Net asset value of shares issued from reinvestment of
    distributions
    (1,806,014 shares and 1,027,289 shares, respectively)         20,696,922      15,809,984
  Cost of shares repurchased (7,166,283 shares and 3,540,744
    shares, respectively)                                       (106,799,870)    (60,176,400)
                                                                ------------    ------------
Total                                                            (82,096,124)    (19,141,931)
                                                                ------------    ------------
CLASS I
  Proceeds from sales of shares (19,302 shares and 67,519
    shares, respectively)                                            292,647       1,079,171
  Net asset value of shares issued from reinvestment of
    distributions
    (38,375 shares and 11,146 shares, respectively)                  460,876         177,157
  Cost of shares repurchased (69,729 shares and 58,827
    shares, respectively)                                         (1,143,332)     (1,188,050)
                                                                ------------    ------------
Total                                                               (389,809)         68,278
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS     (162,319,654)    (30,470,094)
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                         (238,766,866)    (91,431,683)
NET ASSETS
  Beginning of period                                            475,818,546     567,250,229
                                                                ------------    ------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF
    ($708,952) AND ($1,396,124), RESPECTIVELY]                  $237,051,680    $475,818,546
                                                                ============    ============

16                     See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                             -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31
                                                             -------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
Net asset value, beginning of period                         $   16.21    $   18.27    $   15.90    $   15.91    $   13.54
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.11(4)      0.07         0.10         0.17         0.16
  Net realized and unrealized gain (loss)                        (0.51)       (0.32)        3.67         2.25         3.05
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                           (0.40)       (0.25)        3.77         2.42         3.21
                                                             ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.12)       (0.07)       (0.09)       (0.17)       (0.33)
  Dividends from net realized gains                              (3.70)       (1.74)       (1.31)       (2.26)       (0.51)
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.82)       (1.81)       (1.40)       (2.43)       (0.84)
                                                             ---------    ---------    ---------    ---------    ---------
Change in net asset value                                        (4.22)       (2.06)        2.37        (0.01)        2.37
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   11.99    $   16.21    $   18.27    $   15.90    $   15.91
                                                             =========    =========    =========    =========    =========
Total return(1)                                                  (1.80)%      (0.97)%      23.83%       15.39%       24.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $126,461     $240,900     $293,809     $275,935     $272,590

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              1.58%        1.52 %       1.52%        1.62%        1.63%
  Net investment income                                           0.74%        0.34 %       0.61%        1.03%        1.10%
Portfolio turnover                                                  92%         117 %         77%          88%          68%

                                                                                 CLASS B
                                                             ------------------------------------------------
                                                                                                      FROM
                                                                   YEAR ENDED DECEMBER 31           INCEPTION
                                                             -----------------------------------    4/8/96 TO
                                                               1999         1998         1997       12/31/96
Net asset value, beginning of period                         $   16.02    $   18.13    $   15.82    $   16.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.01(4)     (0.06)       (0.02)        0.03
  Net realized and unrealized gain (loss)                        (0.51)       (0.31)        3.64         1.74
                                                             ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                           (0.50)       (0.37)        3.62         1.77
                                                             ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.02)          --           --        (0.03)
  Dividends from net realized gains                              (3.70)       (1.74)       (1.31)       (2.26)
                                                             ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.72)       (1.74)       (1.31)       (2.29)
                                                             ---------    ---------    ---------    ---------
Change in net asset value                                        (4.22)       (2.11)        2.31        (0.52)
                                                             ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   11.80    $   16.02    $   18.13    $   15.82
                                                             =========    =========    =========    =========
Total return(1)                                                  (2.45)%      (1.66)%      22.97 %      11.01%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $19,523      $30,370      $22,122       $8,350

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              2.27%        2.22 %       2.22 %       2.32%(2)
  Net investment income                                           0.08%       (0.36)%      (0.09)%       0.33%(2)
Portfolio turnover                                                  92%         117 %         77 %         88%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements                      17

Phoenix-Zweig Appreciation Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS C
                                                             -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31
                                                             -------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
Net asset value, beginning of period                         $   15.99    $   18.10    $   15.79    $   15.83    $   13.36
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                      --(4)     (0.07)       (0.02)        0.06         0.06
  Net realized and unrealized gain (loss)                        (0.50)       (0.30)        3.64         2.22         3.03
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                           (0.50)       (0.37)        3.62         2.28         3.09
                                                             ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                              --           --           --        (0.06)       (0.11)
  Dividends from net realized gains                              (3.70)       (1.74)       (1.31)       (2.26)       (0.51)
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.70)       (1.74)       (1.31)       (2.32)       (0.62)
                                                             ---------    ---------    ---------    ---------    ---------
Change in net asset value                                        (4.20)       (2.11)        2.31        (0.04)        2.47
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   11.79    $   15.99    $   18.10    $   15.79    $   15.83
                                                             =========    =========    =========    =========    =========
Total return(1)                                                  (2.49)%      (1.67)%      23.01 %      14.54%       23.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $89,165     $201,789     $248,584     $218,714     $195,204

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              2.28%        2.22 %       2.22 %       2.32%        2.33%
  Net investment income                                           0.02%       (0.36)%      (0.09)%       0.33%        0.40%
Portfolio turnover                                                  92%         117 %         77 %         88%          68%

                                                                                  CLASS I
                                                             -------------------------------------------------
                                                                                                       FROM
                                                                   YEAR ENDED DECEMBER 31           INCEPTION
                                                             -----------------------------------    11/1/96 TO
                                                               1999         1998         1997        12/31/96
Net asset value, beginning of period                         $   16.43    $   18.46    $   16.04    $   17.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.17(4)      0.09         0.15         0.04
  Net realized and unrealized gain (loss)                        (0.52)       (0.29)        3.71         1.02
                                                             ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                           (0.35)       (0.20)        3.86         1.06
                                                             ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.17)       (0.09)       (0.13)       (0.04)
  Dividends from net realized gains                              (3.70)       (1.74)       (1.31)       (2.26)
                                                             ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.87)       (1.83)       (1.44)       (2.30)
                                                             ---------    ---------    ---------    ---------
Change in net asset value                                        (4.22)       (2.03)        2.42        (1.24)
                                                             ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   12.21    $   16.43    $   18.46    $   16.04
                                                             =========    =========    =========    =========
Total return(1)                                                  (1.45)%      (0.67)%      24.17%        6.30%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $1,903       $2,760       $2,735       $2,202

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              1.27%        1.22 %       1.22%        1.32%(2)
  Net investment income                                           1.14%        0.64 %       0.91%        1.33%(2)
Portfolio turnover                                                  92%         117 %         77%          88%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

18                     See Notes to Financial Statements

PHOENIX-ZWEIG FOREIGN EQUITY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on capital appreciation, utilizing a flexible approach to investing in international stocks. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM IN 1999?

A: On an absolute basis, it was a stellar year as the Fund posted double-digit returns. Class A shares gained 22.98%, Class B shares were up 22.06%, Class C shares rose 21.85% and Class I shares returned 23.30%. The Morgan Stanley World (excluding U.S.) Index(1) returned 28.27% for the 12 months ended December 31, 1999. All performance figures assume reinvestment of dividends and exclude the effect of sales charges. We are pleased with these very strong returns.

Q: HOW DO YOU DECIDE TO INVEST IN A COUNTRY?

A: We presently employ 22 country models that analyze three main categories of indicators: 1) monetary indicators, 2) sentiment indicators, and 3) momentum indicators. Each country's model has its own specific indicators, but all the models incorporate elements from each of the above categories. We use our models to determine the Fund's weighting in each country. For instance, in 1999 Japan was one of our favorite markets as interest rates were low (good monetary background); many investors were still nervous about the future in Japanese stocks (excellent sentiment readings); and the market was beginning to move higher (positive momentum).

Q: HOW DO YOU SEEK TO MANAGE CURRENCY RISK?

A: Whenever a stock is purchased on a non-U.S. exchange, it is paid for in the local currency. We can either buy that currency by selling U.S. dollars and receiving the other currency, or we can borrow the local currency through the foreign exchange forwards market. We often choose to neutralize currency risk -- and thus reduce the Fund's daily volatility -- by hedging the currency risk through foreign exchange forwards contracts. We have created models to help us decide which currencies to hedge and where to remain unhedged. On average, we expect the Fund to be hedged back into U.S. dollars about two-thirds of the time. We believe that an occasional exposure to currency risk has the potential to enhance performance, but often it is better to reduce the overall volatility of the Fund by hedging.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: As of this writing, our models are cautious in most major markets. As a result, we are holding more cash than usual. Many central banks around the world are tightening money supply, which is reducing our monetary models to a negative reading. Foreign investor sentiment is overly bullish -- another negative factor. Only market momentum remains positive. Thus, as long as the markets trade well, we will remain somewhat invested overseas. If the models deteriorate further, we will further reduce our market exposure.

                                                                JANUARY 18, 2000

(1) THE MORGAN STANLEY WORLD (EXCLUDING U.S.) INDEX(1), WHICH INCLUDES NET DIVIDENDS REINVESTED, IS AN UNMANAGED, COMMONLY USED MEASURE OF FOREIGN STOCK TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Zweig Foreign Equity Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                   INCEPTION    INCEPTION
                                          1 Year  TO 12/31/99      DATE
                                          ------  -----------  ------------
Class A Shares at NAV(2)                  22.98%      15.60%     11/21/97
Class A Shares at POP(3)                  16.22       12.53      11/21/97
Class B Shares at NAV(2)                  22.06       14.79      11/21/97
Class B Shares with CDSC(4)               18.06       13.56      11/21/97
Class C Shares at NAV(2)                  21.85       14.65      11/21/97
Class C Shares with CDSC(4)               21.85       14.65      11/21/97
Class I Shares at NAV(2)                  23.30       15.93      11/21/97
Morgan Stanley World (excluding U.S.)
  Index(6)                                28.27       23.05      11/28/97

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares, and CDSC returns for Class B and Class C Shares since inception.
(6) The Morgan Stanley World (excluding U.S.) Index is an unmanaged, commonly used measure of foreign stock total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PHOENIX-ZWEIG FOREIGN   PHOENIX-ZWEIG FOREIGN     MORGAN STANLEY WORLD     PHOENIX-ZWEIG FOREIGN
          EQUITY FUND CLASS A(5)  EQUITY FUND CLASS B(5)  (EXCLUDING U.S.) INDEX(6)  EQUITY FUND CLASS C(5)
11/21/97                  $9,450                 $10,000                    $10,000                 $10,000
12/31/97                  $9,553                 $10,103                    $10,098                 $10,103
12/31/98                 $10,421                 $10,948                    $12,027                 $10,939
12/31/99                 $12,816                 $13,063                    $15,427                 $13,329

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/21/97 (inception of the Fund) in Class A, B and C shares. The total return for Class A shares reflects the maximum sales charge of 5.50% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. The performance of Class I shares will be greater or less than that shown based on differences in fees. Performance assumes dividends and capital gains are reinvested.

COUNTRY WEIGHTINGS                                                      12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan           20%
Germany         12%
France          12%
United Kingdom  10%
Netherlands      7%
Sweden           5%
Finland          5%
Other           29%

Phoenix-Zweig Foreign Equity Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Nokia Oyj                                                      3.0%
        LEADING SUPPLIER OF DIGITAL MOBILE AND FIXED NETWORKS
    2.  Deutsche Telekom AG                                            2.5%
        GERMANY'S LARGEST MOBILE COMMUNICATIONS PROVIDER
    3.  Telefonaktiebolaget LM Ericsson Class B                        2.4%
        INTERNATIONAL LEADER IN TELECOMMUNICATIONS
    4.  British Telecommunications PLC                                 1.9%
        UK PROVIDER OF TELECOMMUNICATIONS SERVICES
    5.  Royal Dutch Petroleum Co.                                      1.7%
        HOLDING COMPANY OF ROYAL DUTCH/SHELL
    6.  Toyota Motor Corp.                                             1.7%
        AUTOMOBILE MANUFACTURER
    7.  Fujitsu Ltd.                                                   1.6%
        SEMICONDUCTOR, COMPUTER, AND COMMUNICATIONS EQUIPMENT MANUFACTURER
    8.  Allianz AG                                                     1.6%
        GLOBAL INSURANCE AND REINSURANCE PROVIDER
    9.  Nippon Telegraph & Telephone Corp.                             1.4%
        PROVIDES TELECOMMUNICATIONS SERVICES WITHIN JAPAN
   10.  France Telecom SA                                              1.4%
        PRINCIPAL PROVIDER OF TELECOMMUNICATIONS SERVICES IN FRANCE

                        INVESTMENTS AT DECEMBER 31, 1999

                                              SHARES     VALUE
                                              -------  ----------
FOREIGN COMMON STOCKS--73.3%
AUSTRALIA--1.2%
AMP Ltd. (Insurance (Life/Health))......        1,000  $   11,025
Broken Hill Proprietary Co. Ltd.
(Manufacturing (Diversified))...........        1,400      18,397

National Australia Bank Ltd. (Banks
(Major Regional)).......................        1,200      18,370
News Corp. Ltd. (Broadcasting
(Television, Radio & Cable))............        2,800      27,208

Telstra Corp. Ltd. (Telephone)..........        5,100      27,744
                                                       ----------
                                                          102,744
                                                       ----------

CANADA--1.2%
Alcan Aluminum Ltd. (Aluminum)..........          100       4,115
BCE, Inc. (Telephone)...................          100       9,086
Barrick Gold Corp. (Gold & Precious
Metals Mining)..........................          300       5,352
Bombardier, Inc. (Aerospace/Defense)....          700      14,378
Canadian Imperial Bank of Commerce
(Banks (Major Regional))................          200       4,780
Dofasco, Inc. (Iron & Steel)............          200       3,949
Imasco Ltd. (Banks (Money Center))......          300       8,303
Nortel Networks Corp. (Communications
Equipment)..............................          200      20,208
Royal Bank of Canada (Banks (Major
Regional))..............................          400      17,596
Talisman Energy, Inc. (Oil & Gas
(Exploration & Production))(b)..........          300       7,669

Thomson Corp. (The) (Publishing)........          100       2,632
Toronto-Dominion Bank (The) (Banks
(Money Center)).........................          200       5,369
                                                       ----------
                                                          103,437
                                                       ----------
                                              SHARES     VALUE
                                              -------  ----------

DENMARK--2.0%
A/S Dampskibsselskabet Svendborg Class B
(Shipping)..............................            4  $   66,521
Den Danske Bank Group (Banks (Major
Regional))..............................          200      21,903
Novo Nordisk A/S Class B (Health Care
(Drugs-Major Pharmaceuticals))..........          200      26,500

Tele Danmark A/S (Telephone)............          500      37,114
Unidanmark A/S Class A (Banks (Major
Regional))..............................          200      14,061
                                                       ----------
                                                          166,099
                                                       ----------

FINLAND--3.3%
Merita PLC (Banks (Major Regional)).....        1,500       8,838
Nokia Oyj (Communications Equipment)....        1,400     253,802
Outokumpu Oyj (Metals Mining)...........          500       7,075
UPM-Kymmene Oyj (Paper & Forest
Products)...............................          250      10,071
                                                       ----------
                                                          279,786
                                                       ----------

FRANCE--8.5%
Alcatel (Communications Equipment)......          233      53,504
Axa (Insurance (Multi-Line))............          453      63,144
Carrefour SA (Retail (Food Chains)).....          279      51,450
France Telecom SA (Telephone)...........          896     118,486
L'Oreal SA (Household Products
(Non-Durable))..........................          140     112,307
LVMH (Beverages (Alcoholic))............          127      56,881
Schneider Electric SA (Electrical
Equipment)..............................          367      28,812
Simco SA (Financial (Diversified))......          610      49,364
Total Fina SA Class B (Oil & Gas
(Refining & Marketing)).................          609      81,270

Total Fina SA Strip (Oil & Gas (Refining
& Marketing))(b)........................           72           1

                       See Notes to Financial Statements                      21

Phoenix-Zweig Foreign Equity Fund

                                              SHARES     VALUE
                                              -------  ----------
FRANCE--CONTINUED
Vivendi (Manufacturing (Diversified))...        1,144  $  103,293
                                                       ----------
                                                          718,512
                                                       ----------

GERMANY--8.7%
AMB Aachener & Muenchener Beteiligungs
AG (Insurance (Multi-Line)).............          100       6,949
Allianz AG Vinkulierte Registered Shares
(Insurance (Multi-Line))................          390     130,995

BASF AG (Chemicals (Diversified)).......          675      34,671
Bayer AG (Chemicals (Diversified))......          600      28,402
DaimlerChrysler AG (Automobiles)........        1,198      93,147
Deutsche Bank AG (Banks (Major
Regional))..............................          850      71,782
Deutsche Telekom AG (Telephone).........        3,000     213,617
Metro AG (Retail (Specialty))...........          100       5,378
Schering AG (Health Care (Drugs-Major
Pharmaceuticals)).......................          300      36,257

Siemens AG (Electronics (Component
Distributors))..........................          675      85,862
Veba AG (Manufacturing (Diversified))...          500      24,298
                                                       ----------
                                                          731,358
                                                       ----------

HONG KONG--1.9%
Cable & Wireless HKT Ltd. (Telephone)...        7,000      20,216
Cheung Kong (Holdings) Ltd. (Financial
(Diversified))..........................        1,500      19,055
China Telecom (Hong Kong) Ltd.
(Telecommunications
(Cellular/Wireless))(b).................        5,000      31,260

HSBC Holdings PLC (Financial
(Diversified))..........................        3,000      42,066
Hang Seng Bank Ltd. (Banks (Major
Regional))..............................          800       9,134
Hutchison Whampoa Ltd. (Manufacturing
(Diversified))..........................        2,000      29,073
Sung Hung Kai Properties Ltd. (Financial
(Diversified))..........................        1,000      10,420
                                                       ----------
                                                          161,224
                                                       ----------

ITALY--2.3%
Assicurazioni Generali (Insurance
(Life/Health))..........................        1,000      33,035
Beni Stabili SPA (Financial
(Diversified))(b).......................          500         176
Edison SPA (Electric Companies).........        1,000       8,198
Eni SPA (Oil (Domestic Integrated)).....        5,000      27,495
Fiat SPA (Automobiles)..................          300       8,566
Istituto Nazionale delle Assicurazioni
SPA (Insurance (Life/Health))...........        1,000       2,649

Riunione Adriatica di Sicurta SPA
(Insurance (Multi-Line))................          700       7,022
                                              SHARES     VALUE
                                              -------  ----------
ITALY--CONTINUED

San Paolo-IMI SPA (Banks (Major
Regional))..............................          500  $    6,793
Telecom Italia Mobile SPA (Telephone)...        6,000      67,016
Telecom Italia SPA (Telephone)..........        1,500      21,150
UniCredito Italiano SPA (Banks (Major
Regional))..............................        2,500      12,287
Unione Immobiliare SPA (Financial
(Diversified))..........................        1,000         463
                                                       ----------
                                                          194,850
                                                       ----------

JAPAN--14.4%
Acom Co., Ltd. (Consumer Finance).......          100       9,797
Bank of Tokyo-Mitsubishi Ltd. (The)
(Banks (Major Regional))................        4,000      55,750

DDI Corp. (Telephone)...................            6      82,216
Dainippon Ink & Chemicals, Inc.
(Chemicals (Specialty)).................        1,000       2,966
East Japan Railway Co. (Railroads)......            6      32,358
Fuji Photo Film Co.
(Photography/Imaging)...................        1,000      36,508
Fujikura Ltd. (Electrical Equipment)....        3,000      11,921
Fujitsu Ltd. (Computers (Hardware)).....        3,000     136,831
Hitachi Credit Corp. (Consumer
Finance)................................          900      18,278
Hitachi Ltd. (Electronics (Component
Distributors))..........................        5,000      80,258
Kansai Electric Power Co., Inc. (The)
(Electric Companies)....................        1,500      26,148

Matsushita Electric Industrial Co., Ltd.
(Electronics (Component
Distributors))..........................        3,000      83,097

Minebea Co., Ltd. (Machinery
(Diversified))..........................        2,000      34,315
Nintendo Co., Ltd. (Leisure Time
(Products)).............................          100      16,619
Nippon Soda Co., Ltd. (Chemicals
(Specialty))............................        3,000       6,049
Nippon Telegraph & Telephone Corp.
(Telephone).............................            7     119,898
Nisshin Flour Milling Co., Ltd.
(Agricultural Products).................        3,000      20,701
Nissho Iwai Corp. (Distributors (Food &
Health))................................       11,000       8,936
Promise Co., Ltd. (Consumer Finance)....          100       5,090
Sankyo Co., Ltd. (Health Care
(Drugs-Major Pharmaceuticals))..........        1,000      20,554

Sanwa Bank Ltd. (The) (Banks (Major
Regional))..............................        1,000      12,166
Sharp Corp. (Household Furnishings &
Appliances).............................        1,000      25,595
Sony Corp. (Household Furnishings &
Appliances).............................          100      29,656
Sumitomo Bank Ltd. (The) (Banks (Major
Regional))..............................        4,000      54,771
Sumitomo Marine & Fire Insurance Co.,
Ltd. (The) (Insurance
(Property-Casualty))....................        2,000      12,332

Suzuki Motor Corp. (Automobiles)........        1,000      14,593
Takefuji Corp. (Consumer Finance).......          300      37,555
Toa Corp. (Engineering &
Construction)...........................        8,000      10,884
Tokyo Electric Power Co., Inc. (The)
(Electric Companies)....................        2,200      59,000

22                     See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                                              SHARES     VALUE
                                              -------  ----------
JAPAN--CONTINUED
Toyota Motor Corp. (Automobiles)........        3,000  $  145,346
                                                       ----------
                                                        1,210,188
                                                       ----------
MALAYSIA--0.8%
Malayan Banking Berhad (Banks (Major
Regional))..............................        8,000      28,421
Malaysia International Shipping Corp.
Berhad (Shipping).......................        9,000      14,802
Sime Darby Berhad (Distributors (Food &
Health))................................       10,000      12,684
Telekom Malaysia Berhad (Telephone).....        2,000       7,737
                                                       ----------
                                                           63,644
                                                       ----------

MEXICO--1.0%
Cifra SA de CV (Retail
(Specialty))(b).........................        4,000       8,021
Grupo Modelo SA de CV (Beverages
(Alcoholic))............................        5,000      13,720
Grupo Televisa SA CPO (Broadcasting
(Television, Radio & Cable))(b).........          600      20,264

Telefonos de Mexico SA Series L
(Telephone).............................        7,000      39,156
                                                       ----------
                                                           81,161
                                                       ----------

NETHERLANDS--5.2%
ABN AMRO Holding NV (Banks (Major
Regional))..............................        2,200      54,950
Aegon NV (Insurance (Life/Health))......          630      60,849
Heineken NV (Beverages (Alcoholic)).....          100       4,877
ING Groep NV (Financial
(Diversified))..........................        1,150      69,424
KPN NV (Telephone)......................          100       9,759
Koninklijke (Royal) Philips Electronics
NV (Electronics (Component
Distributors))..........................          450      61,184
Koninklijke Luchtvaart Maatschappij NV
(Airlines)..............................           75       1,926
Royal Dutch Petroleum Co. (Oil (Domestic
Integrated))............................        2,400     147,084
TNT Post Group NV (Air Freight).........          100       2,865
Unilever NV CVA (Foods).................          300      16,570
Wolters Kluwer NV (Publishing)..........          200       6,768
                                                       ----------
                                                          436,256
                                                       ----------

NEW ZEALAND--1.9%
Brierley Investments Ltd. (Manufacturing
(Diversified))(b).......................       15,000       3,135
Carter Holt Harvey Ltd. (Paper & Forest
Products)...............................       30,000      39,187
Contact Energy Ltd. (Electric
Companies)..............................        5,000       8,752
Fletcher Challenge Building (Engineering
& Construction).........................        4,000       5,894

Fletcher Challenge Energy (Oil & Gas
(Exploration & Production)).............          600       1,567

Fletcher Challenge Paper (Paper & Forest
Products)...............................        6,000       4,201
Independent Newspapers Ltd.
(Publishing)............................        1,000       4,389
                                              SHARES     VALUE
                                              -------  ----------
NEW ZEALAND--CONTINUED
Lion Nathan Ltd. (Beverages
(Alcoholic))............................        6,000  $   13,951
Natural Gas Corporation Holdings Ltd.
(Natural Gas)...........................        5,000       4,702
Telecom Corporation of New Zealand Ltd.
(Telephone).............................       15,000      70,537
                                                       ----------
                                                          156,315
                                                       ----------

NORWAY--1.9%
Christiania Bank Og Kreditkasse (Banks
(Major Regional)).......................        3,400      16,755

Den Norske Bank ASA (Banks (Major
Regional))..............................        5,000      20,523
Norsk Hydro ASA (Chemicals
(Specialty))............................        1,700      71,262
Orkla ASA (Foods).......................        2,300      39,598
Storebrand ASA (Insurance
(Multi-Line))(b)........................        2,000      15,221
                                                       ----------
                                                          163,359
                                                       ----------

SINGAPORE--1.1%
City Developments Ltd. (Financial
(Diversified))..........................        1,000       5,854
Creative Technology Ltd. (Computers
(Peripherals))..........................          500       9,066
DBS Land Ltd. (Financial
(Diversified))..........................        3,000       5,908
Oversea-Chinese Banking Corp. Ltd.
(Banks (Major Regional))................        2,100      19,291

Sembcorp Industries Ltd. (Manufacturing
(Diversified))..........................        2,226       3,034
Shangri-La Hotel Ltd.
(Lodging-Hotels)........................        3,000       5,728
Singapore Airlines Ltd. (Airlines)......        2,000      22,696
Singapore Press Holdings Ltd.
(Publishing (Newspapers))...............          548      11,878

Singapore Telecommunications Ltd.
(Telephone).............................        3,500       7,229
                                                       ----------
                                                           90,684
                                                       ----------

SOUTH AFRICA--1.6%
ABSA Group Ltd. (Banks (Major
Regional))..............................        1,449       6,498
Anglo American Platinum Corp. Ltd. (Gold
& Precious Metals Mining)...............          445      13,520

AngloGold Ltd. (Gold & Precious Metals
Mining).................................          289      14,866
De Beers (Metals Mining)................          687      19,979
Dimension Data Holdings Ltd. (Services
(Data Processing))(b)...................        1,400       8,780

FirstRand Ltd. (Financial
(Diversified))..........................       10,111      14,456
Imperial Holdings Ltd. (Retail
(Specialty))(b).........................          667       7,293
Investec Group Ltd. (Banks (Major
Regional))..............................          169       7,496
Liberty Life Association of Africa Ltd.
(Insurance (Life/ Health))..............          615       7,094

                       See Notes to Financial Statements                      23

Phoenix-Zweig Foreign Equity Fund

                                              SHARES     VALUE
                                              -------  ----------
SOUTH AFRICA--CONTINUED
Nedcor Ltd. (Banks (Major Regional))....          515  $   11,463
Rembrant Group Ltd. (Financial
(Diversified))..........................        1,234      11,749
Sappi Ltd. (Paper & Forest Products)....          457       4,514
Sasol Ltd. (Metals Mining)..............        1,139       9,345
                                                       ----------
                                                          137,053
                                                       ----------

SPAIN--3.0%
Altadis SA (Tobacco)....................          500       7,151
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks (Major
Regional))..............................          684      16,072
Autopistas, Concesionaria Espanola SA
(Services (Commercial & Consumer))......          500       4,860

Banco Bilbao Vizcaya SA (Banks (Major
Regional))..............................        2,282      32,498
Banco Santander Central Hispano SA
(Banks (Major Regional))................        3,301      37,369

Endesa SA (Electric Companies)..........        1,064      21,121
Iberdrola SA (Electric Companies).......        1,700      23,559
Repsol-YPF SA (Oil & Gas (Refining &
Marketing)).............................        1,254      29,073
Telefonica SA (Telephone)(b)............        3,390      84,673
                                                       ----------
                                                          256,376
                                                       ----------

SWEDEN--3.8%
AGA AB Class A (Chemicals
(Specialty))............................           50         829
AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))..........          500      21,157

Esselte AB Class A (Office Equipment &
Supplies)...............................           50         376
ForeningsSparbanken AB (Banks (Major
Regional))..............................          700      10,284
Hennes & Mauritz AB Class B (Retail
(Specialty-Apparel))....................        1,300      43,547
Sandvik AB Class A (Machinery
(Diversified))..........................          100       3,132
Skandia Forsakrings AB (Insurance
(Life/Health))..........................          600      18,124
Svenska Cellulosa AB Class B (Household
Products (Non-Durable)).................          100       2,962
Svenska Handlesbanken AB Class A (Banks
(Major Regional)).......................          900      11,319
Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment)..............        3,200     205,736
                                                       ----------
                                                          317,466
                                                       ----------
                                              SHARES     VALUE
                                              -------  ----------

SWITZERLAND--2.2%
Adecco SA (Services (Commercial &
Consumer))..............................           10  $    7,787
Credit Suisse Group (Banks (Major
Regional))..............................           50       9,938
Nestle SA (Foods).......................           20      36,639
Novartis AG Registered Shares (Health
Care (Drugs-Major Pharmaceuticals)).....           30      44,049

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))..........            5      59,348

Swiss Re (Insurance
(Property-Casualty))....................           10      20,543
UBS AG (Banks (Major Regional)).........           30       8,101
                                                       ----------
                                                          186,405
                                                       ----------

UNITED KINGDOM--7.3%
BP Amoco PLC (Oil (Domestic
Integrated))............................       11,604     116,681
Barclays PLC (Banks (Major Regional))...        1,186      34,139
British Telecommunications PLC
(Telephone).............................        6,427     157,073
Carillion PLC (Engineering &
Construction)...........................          480         880
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))..........        2,715      76,747

HSBC Holdings PLC (Financial
(Diversified))..........................        2,100      29,274
Land Securities PLC (Financial
(Diversified))..........................        1,400      15,694
Lloyds TSB Group PLC (Financial
(Diversified))..........................        5,621      70,322
Marks & Spencer PLC (Retail (Department
Stores))................................        3,900      18,568
Railtrack Group PLC (Railroads).........          200       3,360
ScottishPower PLC (Electric
Companies)..............................          500       3,788
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))..........        4,069      51,924

Tarmac PLC (Construction (Cement &
Aggregates))............................          480       4,447
Taylor Woodrow PLC (Engineering &
Construction)...........................        1,100       2,381
Unilever PLC (Foods)....................        2,232      16,422
Wolseley PLC (Distributors (Food &
Health))................................        1,800      13,804
                                                       ----------
                                                          615,504
                                                       ----------
-----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,683,284)                            6,172,421
-----------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--73.3%
(IDENTIFIED COST $4,683,284)                            6,172,421
-----------------------------------------------------------------

24                     See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                                                PAR
                                               VALUE
                                               (000)     VALUE
                                              -------  ----------
SHORT-TERM OBLIGATIONS--25.4%

U.S. GOVERNMENT SECURITIES--1.2%
U.S. Treasury Bill 5.02%, 2/3/00(c).....      $   100  $   99,540

FEDERAL AGENCY SECURITIES--9.5%
Fannie Mae Discount Note 5.58%,
1/18/00.................................          800     797,892

REPURCHASE AGREEMENT--14.7%
Morgan Stanley & Co., Inc. repurchase
agreement 2.75%, dated 12/31/99 due
1/3/00, repurchase price $1,242,285
collateralized by Fannie Mae Bonds 5.50%
to 8%, 11/1/01 to 12/1/29, market value
$1,267,430..............................        1,242   1,242,000
-----------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,139,432)                            2,139,432
-----------------------------------------------------------------

TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $6,822,716)                            8,311,853(a)
Cash and receivables, less liabilities--1.3%              112,136
                                                       ----------

NET ASSETS--100.0%                                     $8,423,989
                                                       ==========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,677,155 and gross depreciation of $235,675 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $6,870,373.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.......................       0.2%
Agricultural Products...................       0.3
Air Freight.............................       0.2
Airlines................................       0.4
Aluminum................................       0.1
Automobiles.............................       4.2
Banks (Major Regional)..................      10.3
Banks (Money Center)....................       0.2
Beverages (Alcoholic)...................       1.4
Broadcasting (Television, Radio &
  Cable)................................       0.8
Chemicals (Diversified).................       1.0
Chemicals (Specialty)...................       1.3
Communications Equipment................       8.6
Computers (Hardware)....................       2.2
Computers (Peripherals).................       0.1
Construction (Cement & Aggregates)......       0.1
Consumer Finance........................       1.1
Distributors (Food & Health)............       0.6
Electric Companies......................       2.4
Electrical Equipment....................       0.7
Electronics (Component Distributors)....       5.0
Engineering & Construction..............       0.3
Financial (Diversified).................       5.6
Foods...................................       1.8
Gold & Precious Metals Mining...........       0.5
Health Care (Drugs-Major
  Pharmaceuticals)......................       5.5
Household Furnishings & Appliances......       0.9
Household Products (Non-Durable)........       1.9
Insurance (Life/Health).................       2.2
Insurance (Multi-Line)..................       3.6%
Insurance (Property-Casualty)...........       0.5
Iron & Steel............................       0.1
Leisure Time Products...................       0.3
Lodging-Hotels..........................       0.1
Machinery (Diversified).................       0.6
Manufacturing (Diversified).............       2.9
Metals Mining...........................       0.6
Natural Gas.............................       0.1
Office Equipment & Supplies.............       0.1
Oil (Domestic Integrated)...............       4.7
Oil & Gas (Exploration & Production)....       0.2
Oil & Gas (Refining & Marketing)........       1.8
Paper & Forest Products.................       0.9
Photography/Imaging.....................       0.6
Publishing..............................       0.2
Publishing (Newspapers).................       0.2
Railroads...............................       0.6
Retail (Department Stores)..............       0.3
Retail (Food Chains)....................       0.8
Retail (Specialty)......................       0.3
Retail (Specialty-Apparel)..............       0.7
Services (Commercial & Consumer)........       0.2
Services (Data Processing)..............       0.1
Shipping................................       1.3
Telecommunications
  (Cellular/Wireless)...................       0.5
Telephone...............................      17.7
Tobacco.................................       0.1
                                          --------
                                             100.0%
                                          ========

Phoenix-Zweig Foreign Equity Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value,
  exclusive of repurchase agreement
  (Identified cost $5,580,716)         $7,069,853
Repurchase agreement, at value
  (Identified cost $1,242,000)          1,242,000
Foreign currency at value
  (Identified cost $81,787)                81,747
Cash                                        3,091
Gross unrealized appreciation on
  forward foreign currency contracts       18,038
Receivables
  Fund shares sold                        169,501
  Tax reclaims                              6,047
  Dividends and interest                    2,002
Deferred organization expense              15,520
Prepaid expenses and other assets           3,436
                                       ----------
    Total assets                        8,611,235
                                       ----------
LIABILITIES
Gross unrealized depreciation on
  forward foreign currency contracts       50,615
Payables
  Investment securities purchased          72,329
  Transfer agent fee                       19,246
  Professional fee                         11,874
  Investment advisory fee                   6,585
  Custodian fee                             6,009
  Fund shares repurchased                   5,967
  Distribution fee                          4,524
  Financial agent fee                       1,393
  Trustees' fee                             1,016
Accrued expenses                            7,688
                                       ----------
    Total liabilities                     187,246
                                       ----------
NET ASSETS                             $8,423,989
                                       ==========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                  $6,798,119
Undistributed net investment income        13,078
Accumulated net realized gain             156,232
Net unrealized appreciation             1,456,560
                                       ----------
NET ASSETS                             $8,423,989
                                       ==========
CLASS A
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net Assets
  $1,435,800)                             100,401
Net asset value per share                  $14.30
Offering price per share
  $14.30/(1-5.50%)                         $15.13
CLASS B
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net Assets
  $1,772,831)                             124,853
Net asset value and offering price
  per share                                $14.20
CLASS C
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net Assets
  $3,726,520)                             263,285
Net asset value and offering price
  per share                                $14.15
CLASS I
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net Assets
  $1,488,838)                             104,543
Net asset value and offering price
  per share                                $14.24

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                              $  116,098
Interest                                  107,097
Foreign taxes withheld                    (17,491)
                                       ----------
    Total investment income               205,704
                                       ----------
EXPENSES
Investment advisory fee                    80,425
Distribution fee, Class A                   5,583
Distribution fee, Class B                  17,254
Distribution fee, Class C                  31,423
Financial agent fee                         5,624
Transfer agent                             45,653
Registration                               32,281
Custodian                                  25,672
Amortization of deferred organization
  expenses                                  5,355
Professional                                5,151
Trustees                                    4,140
Printing                                    1,268
Miscellaneous                              26,303
                                       ----------
    Total expenses                        286,132
    Less expenses borne by investment
     adviser                              (35,865)
                                       ----------
    Net expenses                          250,267
                                       ----------
NET INVESTMENT LOSS                       (44,563)
                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities         1,050,315
Net realized gain on futures
  contracts                                47,137
Net realized loss on foreign currency
  transactions                            (84,722)
Net change in unrealized appreciation
  (depreciation) on investments           729,635
Net change in unrealized appreciation
  (depreciation) on foreign currency
  and foreign currency transactions        (3,478)
                                       ----------
NET GAIN ON INVESTMENTS                 1,738,887
                                       ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $1,694,324
                                       ==========

                       See Notes to Financial Statements                      27

Phoenix-Zweig Foreign Equity Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended     Year Ended
                                                                 12/31/99       12/31/98
                                                                -----------    ----------
FROM OPERATIONS
  Net investment income (loss)                                  $   (44,563)   $   47,950
  Net realized gain (loss)                                        1,012,730      (485,415)
  Net change in unrealized appreciation (depreciation)              726,157       686,834
                                                                -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    1,694,324       249,369
                                                                -----------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                     (6,115)      (16,973)
  Net investment income, Class B                                         --        (8,611)
  Net investment income, Class C                                         --       (18,400)
  Net investment income, Class I                                    (11,409)      (15,723)
  Net realized gains, Class A                                       (82,456)           --
  Net realized gains, Class B                                       (96,479)           --
  Net realized gains, Class C                                      (176,159)           --
  Net realized gains, Class I                                       (82,118)           --
                                                                -----------    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS        (454,736)      (59,707)
                                                                -----------    ----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (45,819 and 182,658 shares,
    respectively)                                                   604,851     2,263,864
  Net asset value of shares issued from reinvestment of
    distributions
    (6,405 and 1,314 shares, respectively)                           88,383        16,295
  Cost of shares repurchased (123,078 and 48,853 shares,
    respectively)                                                (1,679,522)     (581,871)
                                                                -----------    ----------
Total                                                              (986,288)    1,698,288
                                                                -----------    ----------
CLASS B
  Proceeds from sales of shares (13,147 and 99,679 shares,
    respectively)                                                   178,632     1,245,765
  Net asset value of shares issued from reinvestment of
    distributions
    (6,228 and 592 shares, respectively)                             84,942         7,318
  Cost of shares repurchased (46,239 and 10,835 shares,
    respectively)                                                  (615,878)     (127,043)
                                                                -----------    ----------
Total                                                              (352,304)    1,126,040
                                                                -----------    ----------
CLASS C
  Proceeds from sales of shares (634,957 and 287,187 shares,
    respectively)                                                 8,419,758     3,562,840
  Net asset value of shares issued from reinvestment of
    distributions
    (12,526 and 1,128 shares, respectively)                         170,358        13,919
  Cost of shares repurchased (658,731 and 116,523 shares,
    respectively)                                                (8,742,173)   (1,436,779)
                                                                -----------    ----------
Total                                                              (152,057)    2,139,980
                                                                -----------    ----------
CLASS I
  Proceeds from sales of shares (12,621 and 0 shares,
    respectively)                                                   156,000            --
  Net asset value of shares issued from reinvestment of
    distributions (6,783 and 1,272 shares, respectively)             93,527        15,723
  Cost of shares repurchased (4,465 and 0 shares,
    respectively)                                                   (60,113)           --
                                                                -----------    ----------
Total                                                               189,414        15,723
                                                                -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (1,301,235)    4,980,031
                                                                -----------    ----------
  NET INCREASE (DECREASE) IN NET ASSETS                             (61,647)    5,169,693
NET ASSETS
  Beginning of period                                             8,485,636     3,315,943
                                                                -----------    ----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $13,078 AND ($12,884), RESPECTIVELY]                        $ 8,423,989    $8,485,636
                                                                ===========    ==========

28                     See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS A
                                                                  -----------------------------------
                                                                      YEAR ENDED             FROM
                                                                     DECEMBER 31           INCEPTION
                                                                  ------------------      11/21/97 TO
                                                                   1999        1998        12/31/97
Net asset value, beginning of period                              $12.39      $11.45         $11.34
INCOME FROM INVESTMENT OPERATIONS(7)
  Net investment income (loss)                                        --(6)     0.08(8)        0.01(8)
  Net realized and unrealized gain (loss)                           2.81        0.96           0.11
                                                                  ------      ------         ------
      TOTAL FROM INVESTMENT OPERATIONS                              2.81        1.04           0.12
                                                                  ------      ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                             (0.06)      (0.10)         (0.01)
  Dividends from net realized gains                                (0.84)         --             --
                                                                  ------      ------         ------
      TOTAL DISTRIBUTIONS                                          (0.90)      (0.10)         (0.01)
                                                                  ------      ------         ------
Change in net asset value                                           1.91        0.94           0.11
                                                                  ------      ------         ------
NET ASSET VALUE, END OF PERIOD                                    $14.30      $12.39         $11.45
                                                                  ======      ======         ======
Total return(1)                                                    22.98%       9.08%          1.09%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $1,436      $2,122           $414
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                             2.66%       1.80%          1.80%(2)
  Net investment income                                               --%       1.14%(8)       1.20%(2)(8)
Portfolio turnover                                                    42%         40%            64%(2)

                                                                                CLASS B
                                                                  -----------------------------------
                                                                      YEAR ENDED             FROM
                                                                     DECEMBER 31           INCEPTION
                                                                  ------------------      11/21/97 TO
                                                                   1999        1998        12/31/97
Net asset value, beginning of period                              $12.35      $11.45         $11.34
INCOME FROM INVESTMENT OPERATIONS(7)
  Net investment income (loss)                                     (0.12)(6)    0.04(8)        0.01(8)
  Net realized and unrealized gain (loss)                           2.81        0.92           0.11
                                                                  ------      ------         ------
      TOTAL FROM INVESTMENT OPERATIONS                              2.69        0.96           0.12
                                                                  ------      ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                                --       (0.06)         (0.01)
  Dividends from net realized gains                                (0.84)         --             --
                                                                  ------      ------         ------
      TOTAL DISTRIBUTIONS                                          (0.84)      (0.06)         (0.01)
                                                                  ------      ------         ------
Change in net asset value                                           1.85        0.90           0.11
                                                                  ------      ------         ------
NET ASSET VALUE, END OF PERIOD                                    $14.20      $12.35         $11.45
                                                                  ======      ======         ======
Total return(1)                                                    22.06%       8.36%          1.03%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $1,773      $1,873           $713
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                             3.44%       2.50%          2.50%(2)
  Net investment income                                            (0.90)%      0.44%(8)       0.50%(2)(8)
Portfolio turnover                                                    42%         40%            64%(2)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.16%, 4.00% and 5.15% for the periods ended December 31, 1999, 1998 and 1997, respectively.

(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.89%, 4.70% and 5.85% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(6) Computed using average shares outstanding.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(8) Includes realized gains and losses on foreign currency transactions.

                       See Notes to Financial Statements                      29

Phoenix-Zweig Foreign Equity Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS C
                                                                  -----------------------------------
                                                                      YEAR ENDED             FROM
                                                                     DECEMBER 31           INCEPTION
                                                                  ------------------      11/21/97 TO
                                                                   1999        1998        12/31/97
Net asset value, beginning of period                              $12.33      $11.45         $11.34
INCOME FROM INVESTMENT OPERATIONS(7)
  Net investment income (loss)                                     (0.12)(6)    0.05(8)        0.01(8)
  Net realized and unrealized gain (loss)                           2.78        0.90           0.11
                                                                  ------      ------         ------
      TOTAL FROM INVESTMENT OPERATIONS                              2.66        0.95           0.12
                                                                  ------      ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                                --       (0.07)         (0.01)
  Dividends from net realized gains                                (0.84)         --             --
                                                                  ------      ------         ------
      TOTAL DISTRIBUTIONS                                          (0.84)      (0.07)         (0.01)
                                                                  ------      ------         ------
Change in net asset value                                           1.82        0.88           0.11
                                                                  ------      ------         ------
NET ASSET VALUE, END OF PERIOD                                    $14.15      $12.33         $11.45
                                                                  ======      ======         ======
Total return(1)                                                    21.85%       8.27%          1.03%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $3,727      $3,384         $1,177
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                             3.46%       2.50%          2.50%(2)
  Net investment income                                            (0.94)%      0.44%(8)       0.50%(2)(8)
Portfolio turnover                                                    42%         40%            64%(2)

                                                                                CLASS I
                                                                  -----------------------------------
                                                                      YEAR ENDED             FROM
                                                                     DECEMBER 31           INCEPTION
                                                                  ------------------      11/21/97 TO
                                                                   1999        1998        12/31/97
Net asset value, beginning of period                              $12.35      $11.46         $11.34
INCOME FROM INVESTMENT OPERATIONS(7)
  Net investment income (loss)                                        --(6)     0.16(8)        0.02(8)
  Net realized and unrealized gain (loss)                           2.84        0.91           0.12
                                                                  ------      ------         ------
      TOTAL FROM INVESTMENT OPERATIONS                              2.84        1.07           0.14
                                                                  ------      ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                             (0.11)      (0.18)         (0.02)
  Dividends from net realized gains                                (0.84)         --             --
                                                                  ------      ------         ------
      TOTAL DISTRIBUTIONS                                          (0.95)      (0.18)         (0.02)
                                                                  ------      ------         ------
Change in net asset value                                           1.89        0.89           0.12
                                                                  ------      ------         ------
NET ASSET VALUE, END OF PERIOD                                    $14.24      $12.35         $11.46
                                                                  ======      ======         ======
Total return(1)                                                    23.30%       9.32%          1.22%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $1,489      $1,107         $1,012
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                             2.50%       1.50%          1.50%(2)
  Net investment income                                            (0.03)%      1.44%(8)       1.50%(2)(8)
Portfolio turnover                                                    42%         40%            64%(2)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.89%, 4.70% and 5.85% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.89%, 3.70% and 4.85% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(6) Computed using average shares outstanding.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(8) Includes realized gains and losses on foreign currency transactions.

30                     See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

MONTHLY YIELD COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PHOENIX-ZWEIG GOVERNMENT  IBC MONEY FUND
            CASH FUND CLASS A(1)      REPORT(2)
01/31/99                     4.67%           4.43%
02/28/99                     4.26%           4.29%
03/31/99                     3.83%           4.23%
04/30/99                     4.19%           4.21%
05/31/99                     4.62%           4.19%
06/30/99                     3.79%           4.23%
07/31/99                     4.54%           4.36%
08/31/99                     4.35%           4.47%
09/30/99                     4.61%           4.62%
10/31/99                     5.01%           4.73%
11/30/99                     4.45%           4.88%
12/31/99                     4.97%           5.08%

(1)This chart illustrates the period from December 31, 1998 to December 31, 1999. The results are not indicative of the rate of return which may be realized from an investment made in the Government Cash Fund today. The Government Cash Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

(2)Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix-Zweig Government Cash Fund

                        INVESTMENTS AT DECEMBER 31, 1999

  FACE
  VALUE                                                  DISCOUNT  MATURITY
  (000)                  DESCRIPTION                       RATE      DATE             VALUE
 -------                 -----------                     --------  ---------  ---------------------
 FEDERAL AGENCY SECURITIES--93.1%
 $ 5,000   FMC Discount Note...........................     5.75%   1/25/00   $           4,980,833
   5,000   FHLB Discount Corp..........................     5.56    1/26/00               4,980,694
  10,000   FMC Discount Note...........................     5.53    1/26/00               9,961,597
   5,000   FC Discount Note............................     5.80    1/27/00               4,979,056
   5,000   FMC Discount Note...........................     5.60    1/27/00               4,979,778
   5,000   FC Discount Note............................     5.48     2/8/00               4,971,078
  10,000   FMC Discount Note...........................     5.60     2/8/00               9,940,889
   5,000   Fannie Mae Discount Note....................     5.77     2/9/00               4,968,746
   5,000   FHLB Discount Corp..........................    5.605    2/11/00               4,968,083
   5,000   FMC Discount Note...........................     5.60    2/11/00               4,968,111
   5,000   FHLB Discount Corp..........................     5.51    2/15/00               4,965,562
  10,000   FHLB Discount Corp..........................     5.51    2/16/00               9,929,594
  10,000   Fannie Mae Discount Note....................     5.62    2/17/00               9,926,629
  10,000   Fannie Mae Discount Note....................     5.60    2/24/00               9,916,000
  10,000   FMC Discount Note...........................     5.53    2/29/00               9,909,369
   5,000   FMC Discount Note...........................     5.60    2/29/00               4,954,111
  10,000   FMC Discount Note...........................     5.65     3/9/00               9,893,278
  10,000   Fannie Mae Discount Note....................     5.61     3/9/00               9,894,033
  10,000   FHLB Discount Corp..........................     5.74    3/15/00               9,882,011
  FACE
  VALUE                                                  DISCOUNT  MATURITY
  (000)                  DESCRIPTION                       RATE      DATE             VALUE
 -------                 -----------                     --------  ---------  ---------------------
 FEDERAL AGENCY SECURITIES--CONTINUED
 $10,000   Fannie Mae Discount Note....................    5.68%    3/16/00   $           9,881,667
   5,000   Fannie Mae Discount Note....................     5.76    3/29/00               4,929,600
 --------------------------------------------------------------------------------------------------
                                                                                        153,780,719
 TOTAL FEDERAL AGENCY SECURITIES
 --------------------------------------------------------------------------------------------------

                                                         INTEREST
                                                           RATE
                                                         --------
 REPURCHASE AGREEMENT--8.4%
  13,972   Mogan Stanley & Co., Inc. repurchase
           agreement, 2.75%, dated 12/31/99 due 1/3/00,
           repurchase price $13,975,202 collateralized
           by Fannie Mae Bonds 5.50% to 7.50%, 1/1/06
           to 7/1/29, market value $14,349,725.........
                                                            2.75     1/3/00              13,972,000
 --------------------------------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT                                                              13,972,000
 --------------------------------------------------------------------------------------------------

 TOTAL INVESTMENTS--101.5%
 (IDENTIFIED COST $167,752,719)                                                         167,752,719(a)

 Cash and receivables, less liabilities--(1.5%)                                          (2,549,804)
                                                                              ---------------------
 NET ASSETS--100.0%                                                           $         165,202,915
                                                                              =====================

(a) Federal Income Tax Information: At December 31,1999, the aggregate cost of securities was the same for book and tax purposes.

32
                       See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $167,752,719)     $167,752,719
Receivables
  Fund shares sold                      1,559,953
  Interest                                  1,067
Prepaid expenses                            1,743
                                     ------------
    Total assets                      169,315,482
                                     ------------
LIABILITIES
Payables
  Custodian                                 3,731
  Fund shares repurchased               3,866,717
  Dividend distributions                  108,276
  Distribution fee                         35,412
  Transfer agent fee                       29,996
  Investment advisory fee                  17,071
  Financial agent fee                       9,995
  Trustees' fee                             2,252
Accrued expenses                           39,117
                                     ------------
    Total liabilities                   4,112,567
                                     ------------
NET ASSETS                           $165,202,915
                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                $165,202,915
                                     ------------
NET ASSETS                           $165,202,915
                                     ============
CLASS A
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $6,110,047)                    6,110,047
Net asset value and offering price
  per share                                 $1.00
CLASS B
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $4,650,316)                    4,650,316
Net asset value and offering price
  per share                                 $1.00
CLASS C
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $5,982,390)                    5,982,390
Net asset value and offering price
  per share                                 $1.00
CLASS I
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $2,145,805)                    2,145,805
Net asset value and offering price
  per share                                 $1.00
CLASS M
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $146,314,357)                146,314,357
Net asset value and offering price
  per share                                 $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                               $8,459,444
                                       ----------
    Total investment income             8,459,444
                                       ----------
EXPENSES
Investment advisory fee                   827,398
Distribution fee, Class A                  35,335
Distribution fee, Class B                  23,892
Distribution fee, Class C                  18,441
Distribution fee, Class M                  88,331
Financial agent fee                        36,190
Transfer agent                             71,832
Registration                               44,504
Custodian                                  34,655
Printing                                   21,247
Professional                               20,391
Trustees                                    8,601
Miscellaneous                               2,423
                                       ----------
    Total expenses                      1,233,240
    Less expenses borne by investment
     adviser                             (489,015)
                                       ----------
    Net expenses                          744,225
                                       ----------
NET INVESTMENT INCOME                   7,715,219
                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities               817
                                       ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $7,716,036
                                       ==========

                       See Notes to Financial Statements                      33

Phoenix-Zweig Government Cash Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended     Year Ended
                                                                  12/31/99       12/31/98
                                                                ------------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $  7,715,219    $ 4,316,206
  Net realized gain (loss)                                               817            220
                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                     7,716,036      4,316,426
                                                                ------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                    (519,158)      (237,940)
  Net investment income, Class B                                     (90,797)       (28,774)
  Net investment income, Class C                                    (272,605)      (185,806)
  Net investment income, Class I                                    (108,716)    (3,850,776)
  Net investment income, Class M                                  (6,723,943)       (12,910)
  Net realized gains, Class A                                            (71)           (13)
  Net realized gains, Class B                                            (14)            (2)
  Net realized gains, Class C                                            (50)           (11)
  Net realized gains, Class I                                            (22)          (193)
  Net realized gains, Class M                                           (660)            (1)
                                                                ------------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (7,716,036)    (4,316,426)
                                                                ------------    -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (520,346,360 and 95,695,366
    shares, respectively)                                        520,346,360     95,695,366
  Net asset value of shares issued from reinvestment of
    distributions
    (426,045 and 144,560 shares, respectively)                       426,045        144,560
  Cost of shares repurchased (522,951,700 and 90,022,816
    shares, respectively)                                       (522,951,700)   (90,022,816)
                                                                ------------    -----------
Total                                                             (2,179,295)     5,817,110
                                                                ------------    -----------
CLASS B
  Proceeds from sales of shares (5,274,685 and 2,873,372
    shares, respectively)                                          5,274,685      2,873,372
  Net asset value of shares issued from reinvestment of
    distributions
    (77,651 and 22,211 shares, respectively)                          77,651         22,211
  Cost of shares repurchased (2,440,188 and 1,493,667
    shares, respectively)                                         (2,440,188)    (1,493,667)
                                                                ------------    -----------
Total                                                              2,912,148      1,401,916
                                                                ------------    -----------
CLASS C
  Proceeds from sales of shares (13,107,153 and 9,959,590
    shares, respectively)                                         13,107,153      9,959,590
  Net asset value of shares issued from reinvestment of
    distributions
    (273,984 and 157,370 shares, respectively)                       273,984        157,370
  Cost of shares repurchased (14,022,767 and 6,153,574
    shares, respectively)                                        (14,022,767)    (6,153,574)
                                                                ------------    -----------
Total                                                               (641,630)     3,963,386
                                                                ------------    -----------
CLASS I
  Proceeds from sales of shares (99,867 and 4,309,423
    shares, respectively)                                             99,867      4,309,423
  Net asset value of shares issued from reinvestment of
    distributions
    (88,478 and 12,346 shares, respectively)                          88,478         12,346
  Cost of shares repurchased (926,871 and 1,537,000 shares,
    respectively)                                                   (926,871)    (1,537,000)
                                                                ------------    -----------
Total                                                               (738,526)     2,784,769
                                                                ------------    -----------
CLASS M
  Proceeds from sales of shares (513,883,273 and 425,483,310
    shares, respectively)                                        513,883,273    425,483,310
  Net asset value of shares issued from reinvestment of
    distributions
    (5,288,093 and 1,658,994 shares, respectively)                 5,288,093      1,658,994
  Cost of shares repurchased (448,121,158 and 408,477,447
    shares, respectively)                                       (448,121,158)   (408,477,447)
                                                                ------------    -----------
Total                                                             71,050,208     18,664,857
                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       70,402,905     32,632,038
                                                                ------------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                           70,402,905     32,632,038
NET ASSETS
  Beginning of period                                             94,800,010     62,167,972
                                                                ------------    -----------
  END OF PERIOD                                                 $165,202,915    $94,800,010
                                                                ============    ===========

34                     See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1999          1998          1997          1996          1995
Net asset value, beginning of period                              $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                             0.04          0.05          0.05          0.05          0.05
                                                                  ------        ------        ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                              0.04          0.05          0.05          0.05          0.05
                                                                  ------        ------        ------        ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income                             (0.04)        (0.05)        (0.05)        (0.05)        (0.05)
                                                                  ------        ------        ------        ------        ------
Change in net asset value                                             --            --            --            --            --
                                                                  ------        ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                                  ======        ======        ======        ======        ======
Total return(1)                                                     4.52%         4.91%         4.97%         4.83%         5.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $6,110        $8,290        $2,472        $3,360        $3,661

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                             0.65%         0.65%         0.65%         0.65%         0.87%
  Net investment income                                             4.41%         4.75%         4.85%         4.73%         4.97%

                                                                                        CLASS B
                                                                  ---------------------------------------------------
                                                                                                              FROM
                                                                         YEAR ENDED DECEMBER 31             INCEPTION
                                                                  ------------------------------------      4/8/96 TO
                                                                    1999          1998          1997        12/31/96
Net asset value, beginning of period                               $ 1.00        $ 1.00        $ 1.00        $ 1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.04          0.04          0.04          0.03
                                                                   ------        ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                               0.04          0.04          0.04          0.03
                                                                   ------        ------        ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.04)        (0.04)        (0.04)        (0.03)
                                                                   ------        ------        ------        ------
Change in net asset value                                              --            --            --            --
                                                                   ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                                   ======        ======        ======        ======
Total return(1)                                                      3.80%         4.18%         4.24%         3.03%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $4,650        $1,738          $336           $33

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                              1.35%         1.35%         1.35%         1.35%(2)
  Net investment income                                              3.80%         3.97%         4.15%         4.03%(2)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.09%, 1.30%, 1.74%, 1.31% and 1.34% for the periods ended December 31, 1999, 1998,
    1997, 1996 and 1995, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.51%, 3.70%, 7.49% and 1.95% for the periods ended December 31, 1999, 1998, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      35

Phoenix-Zweig Government Cash Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS C
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1999          1998          1997          1996          1995
Net asset value, beginning of period                              $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                             0.04          0.05          0.05          0.05          0.05
                                                                  ------        ------        ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                              0.04          0.05          0.05          0.05          0.05
                                                                  ------        ------        ------        ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income                             (0.04)        (0.05)        (0.05)        (0.05)        (0.05)
                                                                  ------        ------        ------        ------        ------
Change in net asset value                                             --            --            --            --            --
                                                                  ------        ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                                  ======        ======        ======        ======        ======
Total return(1)                                                     4.52%         4.91%         4.97%         4.83%         5.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $5,982        $6,624        $2,661        $4,535        $4,458

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                             0.65%         0.65%         0.65%         0.65%         0.87%
  Net investment income                                             4.43%         4.73%         4.85%         4.73%         4.97%

                                                                                        CLASS I
                                                                  ----------------------------------------------------
                                                                                                               FROM
                                                                         YEAR ENDED DECEMBER 31             INCEPTION
                                                                  ------------------------------------      11/1/96 TO
                                                                    1999          1998          1997         12/31/96
Net asset value, beginning of period                               $ 1.00        $ 1.00        $ 1.00         $ 1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.05          0.05          0.05           0.01
                                                                   ------        ------        ------         ------
      TOTAL FROM INVESTMENT OPERATIONS                               0.05          0.05          0.05           0.01
                                                                   ------        ------        ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.05)        (0.05)        (0.05)         (0.01)
                                                                   ------        ------        ------         ------
Change in net asset value                                              --            --            --             --
                                                                   ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00        $ 1.00        $ 1.00         $ 1.00
                                                                   ======        ======        ======         ======
Total return(1)                                                      4.83%         5.23%         5.28%          0.80%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $2,146        $2,884          $100         $1,401

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                              0.35%         0.35%         0.35%          0.35%(2)
  Net investment income                                              4.73%         5.15%         5.15%          5.03%(2)

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.38%, 1.65%, 1.25% and 1.15% for the periods ended December 31, 1999, 1998,
    1997, 1996 and 1995, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67%, 1.47%, 0.82% and 0.73% for the periods ended December 31, 1999, 1998, 1997 and 1996, respectively.

36                     See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS M
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1999          1998          1997          1996          1995
Net asset value, beginning of period                             $   1.00      $  1.00       $  1.00       $  1.00       $  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.05         0.05          0.05          0.05          0.05
                                                                 --------      -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS                               0.05         0.05          0.05          0.05          0.05
                                                                 --------      -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.05)       (0.05)        (0.05)        (0.05)        (0.05)
                                                                 --------      -------       -------       -------       -------
Change in net asset value                                              --           --            --            --            --
                                                                 --------      -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                   $   1.00      $  1.00       $  1.00       $  1.00       $  1.00
                                                                 ========      =======       =======       =======       =======
Total return(1)                                                      4.77%        5.16%         5.22%         5.09%         5.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $146,314      $75,264       $56,599       $45,271       $48,515

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(2)                                              0.41%        0.41%         0.41%         0.40%         0.64%
  Net investment income                                              4.71%        5.01%         5.09%         4.98%         5.20%

(1) Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%, 0.69%, 0.73%, 0.72% and 0.74% for the periods ended December 31, 1999, 1998,
    1997, 1996 and 1995, respectively.

                       See Notes to Financial Statements                      37

PHOENIX-ZWEIG GOVERNMENT FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: The Fund's primary focus is capital appreciation, with income as a secondary objective. The Fund invests primarily in government and agency securities of all maturities. Investors should keep in mind that although the Fund invests in securities guaranteed by the U.S. government as to the timely payment of interest and principal, shares of the Fund are not insured or guaranteed.

Q: HOW DO YOU SELECT SECURITIES FOR THE FUND?

A: Our research team spends an enormous amount of time looking for indicators that will help us determine in which direction bond yields are headed. Our bond model incorporates 75 separate indicators that measure bond market risk from day to day. The model influences the duration -- or sensitivity to changes in interest rates -- of the portfolio. Roughly speaking, duration corresponds to how much the portfolio will gain or lose when bond yields change by one percent. Thus, if our model is bullish on bonds, we will increase our duration. Conversely, if we see increased risk in the market, we will shorten the portfolio's duration.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: At the beginning of 1999, the 30-year Treasury bond was yielding 5.10%. It ended the year with a yield of 6.48%. This significant rise in yields led to the worst calendar year for bonds since the 1920's. The total return for the Lehman Brothers Long Treasury Bond Index(1) (LLBI) reflected this trend. The Index was down (8.74)% for the year.

    The Fund performed on par with its peer group of 178 funds. According to Lipper, Inc., the average government bond fund declined (3.02)% for the period. The Fund's Class A shares were down (2.58)%, Class B shares fell (3.23)%,
Class C shares declined (3.09)% and Class I shares lost (2.31)%. The Fund's benchmark, the Lehman Brothers Government Bond Index(2), lost 2.24%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    Although we cut back exposure dramatically throughout the year, ending with a duration of 2.2 years, the damage done early in the year was difficult to fully overcome. Bonds of every maturity experienced a terrible year in 1999. There was really no place to hide.

Q: HOW IS THE FUND POSITIONED, GIVEN YOUR OUTLOOK?

A: At the moment, we are very cautious on the bond market and have further reduced our portfolio duration to only 1.1 years. We see rising commodity prices, wage price pressure, a growing economy, and a Federal Reserve that has already tightened three times, as a stew of negatives for bonds. Furthermore, the first quarter is a seasonally weak period for bonds. Flexibility is the key, however. If our indicators turn around and our bond model turns positive, we will step in and buy bonds.
                                                                JANUARY 18, 2000

(1) THE LEHMAN BROTHERS LONG TREASURY BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LONG-MATURITY BOND MARKET TOTAL RETURN PERFORMANCE.
(2) THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF GOVERNMENT BOND MARKET TOTAL RETURN PERFORMANCE.
    THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
38

Phoenix-Zweig Government Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                                                       INCEPTION        INCEPTION
                                                 1 YEAR     5 YEARS    10 YEARS       TO 12/31/99         DATE
                                                --------    -------    --------       -----------       ---------
Class A Shares at NAV(2)                         (2.58)%      5.45%       5.89%              --               --
Class A Shares at POP(3)                         (7.21)       4.43        5.38               --               --
Class B Shares at NAV(2)                         (3.23)         --          --             4.37%          4/8/96
Class B Shares with CDSC(4)                      (6.95)         --          --             3.64           4/8/96
Class C Shares at NAV(2)                         (3.09)       4.95          --             4.63           2/3/92
Class C Shares with CDSC(4)                      (3.09)       4.95          --             4.63           2/3/92
Class I Shares at NAV(2)                         (2.31)         --          --             4.80          7/14/97
Lehman Brothers Government Bond Index(7)         (2.24)       7.43        7.48           Note 6           Note 6

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
         (5) This chart illustrates POP returns on Class A Shares since inception. Returns on Class B, Class C and Class I
                        Shares will vary due to differing sales charges.
         (6)            Index performance is 6.16% for Class B (since 4/30/96),
                        6.68% for Class C (since 2/29/92) and 4.61% for Class I
                        (since 7/31/97), respectively.
         (7) The Lehman Brothers Government Bond Index is an unmanaged, commonly used measure of government bond market total return performance. The Index's performance does not reflect sales charges.
                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ZWEIG GOVERNMENT FUND CLASS A(5)  LEHMAN GOVERNMENT BOND INDEX(7)
89                                     $9,525                          $10,000
90                                    $10,105                          $10,872
91                                    $11,554                          $12,536
92                                    $12,077                          $13,441
93                                    $13,327                          $14,876
94                                    $12,950                          $14,373
95                                    $14,741                          $17,008
96                                    $14,680                          $17,478
97                                    $15,915                          $19,154
98                                    $17,334                          $21,041
99                                    $16,887                          $20,570

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of bond holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government             74%
Agency Mortgage-Backed      20%
Agency Non Mortgage-Backed   6%

Phoenix-Zweig Government Fund

                        INVESTMENTS AT DECEMBER 31, 1999

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)          VALUE
                                ------------  ------  --------------------
U.S. GOVERNMENT SECURITIES--38.0%
U.S. TREASURY BONDS--6.9%
U.S. Treasury Bonds 8.75%,
8/15/20.......................      AAA       $1,100  $          1,332,344
U.S. Treasury Bonds 7.25%,
8/15/22.......................      AAA          400               421,774
U.S. Treasury Bonds 5.25%,
2/15/29.......................      AAA          700               579,497
                                                      --------------------
                                                                 2,333,615
                                                      --------------------
U.S. TREASURY NOTES--31.1%
U.S. Treasury Notes 6.25%,
8/31/00.......................      AAA        3,300             3,305,748
U.S. Treasury Notes 10.75%,
2/15/03.......................      AAA        1,000             1,120,123
U.S. Treasury Notes 10.75%,
5/15/03.......................      AAA        2,000             2,260,658
U.S. Treasury Notes 7.25%,
5/15/04.......................      AAA        1,036             1,066,727
U.S. Treasury Notes 6.125%,
8/15/07.......................      AAA        2,900             2,828,305
                                                      --------------------
                                                                10,581,561
                                                      --------------------
--------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,494,448)                                   12,915,176
--------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--10.4%

Fannie Mae 8.25%, 12/18/00....      AAA          950               965,336
Freddie Mac 10.50%, 1/1/01....      AAA            3                 2,670
Freddie Mac 5.125%,
10/15/08......................      AAA        2,700             2,368,461
Freddie Mac 10.50%, 6/1/11....      AAA           52                56,153
Freddie Mac 12%, 11/1/15......      AAA           99               112,474
GNMA 12.50%, 11/20/13.........      AAA            8                 9,095
GNMA 12%, 9/15/15.............      AAA           18                20,711
GNMA 8%, 8/15/22..............      AAA            7                 7,520
--------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,854,453)                                     3,542,420
--------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED SECURITIES--3.0%

Private Export Funding Corp.
7.90%, 3/31/00................      AAA        1,000             1,005,000
--------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $998,730)                                       1,005,000
--------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--51.4%
(IDENTIFIED COST $18,347,631)                                   17,462,596
--------------------------------------------------------------------------

                                               PAR
                                              VALUE
                                              (000)          VALUE
                                              ------  --------------------
SHORT-TERM OBLIGATIONS--48.1%
FEDERAL AGENCY SECURITIES--44.0%
Fannie Mae Discount Note
5.73%, 1/14/00................                $3,000  $          2,993,792
Fannie Mae Discount Note
5.59%, 1/19/00................                 4,000             3,988,820
FMC Discount Note 5.67%,
1/20/00.......................                 2,000             1,994,015
FMC Discount Note 5.75%,
1/25/00.......................                 3,000             2,988,500
FC Discount Note 5.73%,
2/23/00.......................                 3,000             2,974,693
                                                      --------------------
                                                                14,939,820
                                                      --------------------
REPURCHASE AGREEMENT--4.1%
Morgan Stanley & Co., Inc.
repurchase agreement, 2.75%,
dated 12/31/99 due 1/3/00,
repurchase price $1,413,324
collateralized by Fannie Mae
Bonds 5.50% to 6.50%, 8/1/13
to 2/1/14, market value
$1,455,547....................                 1,413             1,413,000
--------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $16,352,820)                                   16,352,820
--------------------------------------------------------------------------

TOTAL INVESTMENTS--99.5%
(IDENTIFIED COST $34,700,451)                                   33,815,416(a)
Cash and receivables, less liabilities--0.5%                       162,007
                                                      --------------------
NET ASSETS--100.0%                                    $         33,977,423
                                                      ====================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $50,331 and gross depreciation of $935,366 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purpose was $34,700,451.

40
                       See Notes to Financial Statements

Phoenix-Zweig Government Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $34,700,451)       $33,815,416
Cash                                          822
Receivables
  Interest                                331,621
  Investment securities sold                  857
  Fund shares sold                            132
Prepaid expenses                              751
                                      -----------
    Total assets                       34,149,599
                                      -----------
LIABILITIES
Payables
  Fund shares purchased                    81,747
  Transfer agent fee                       36,117
  Investment advisory fee                  18,096
  Distribution fee                         12,265
  Financial agent fee                       6,708
  Trustees' fee                             1,077
Accrued expenses                           16,166
                                      -----------
    Total liabilities                     172,176
                                      -----------
NET ASSETS                            $33,977,423
                                      ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                 $43,540,437
Undistributed net investment income        28,333
Accumulated net realized loss          (8,706,312)
Net unrealized depreciation              (885,035)
                                      -----------
NET ASSETS                            $33,977,423
                                      ===========
CLASS A
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $21,922,024)                   2,256,384
Net asset value per share                   $9.72
Offering price per share
  $9.72/(1-4.75%)                          $10.20
CLASS B
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $1,657,037)                      169,356
Net asset value and offering price
  per share                                 $9.78
CLASS C
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $7,068,299)                      729,299
Net asset value and offering price
  per share                                 $9.69
CLASS I
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $3,330,063)                      341,785
Net asset value and offering price
  per share                                 $9.74

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                              $ 2,442,715
                                      -----------
    Total investment income             2,442,715
                                      -----------
EXPENSES
Investment advisory fee                   243,176
Distribution fee, Class A                  76,778
Distribution fee, Class B                  22,456
Distribution fee, Class C                  71,412
Financial agent fee                        28,396
Transfer agent                             83,395
Registration                               27,777
Custodian                                  14,832
Professional                               10,077
Printing                                    7,245
Trustees                                    4,888
Miscellaneous                               7,554
                                      -----------
    Total expenses                        597,986
                                      -----------
NET INVESTMENT INCOME                   1,844,729
                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized loss on securities          (524,883)
Net change in unrealized
  appreciation (depreciation) on
  investments                          (2,530,574)
                                      -----------
NET LOSS ON INVESTMENTS                (3,055,457)
                                      -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $(1,210,728)
                                      ===========

                       See Notes to Financial Statements                      41

Phoenix-Zweig Government Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended     Year Ended
                                                                 12/31/99       12/31/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $ 1,844,729    $ 2,066,058
  Net realized gain (loss)                                         (524,883)       832,801
  Net change in unrealized appreciation (depreciation)           (2,530,574)       474,221
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   (1,210,728)     3,373,080
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                 (1,149,841)    (1,445,311)
  Net investment income, Class B                                    (87,786)       (59,632)
  Net investment income, Class C                                   (389,322)      (504,015)
  Net investment income, Class I                                   (155,187)       (85,307)
                                                                -----------    -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS        (1,782,136)    (2,094,265)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (149,538 and 487,472 shares,
    respectively)                                                 1,518,826      5,104,178
  Net asset value of shares issued from reinvestment of
    distributions
    (70,016 and 82,836 shares, respectively)                        698,694        849,886
  Cost of shares repurchased (814,413 and 500,204 shares,
    respectively)                                                (8,167,750)    (5,154,850)
                                                                -----------    -----------
Total                                                            (5,950,230)       799,214
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (127,725 and 144,175 shares,
    respectively)                                                 1,295,107      1,519,106
  Net asset value of shares issued from reinvestment of
    distributions
    (4,617 and 2,992 shares, respectively)                           46,246         30,868
Cost of shares repurchased (172,012 and 57,793 shares,
  respectively)                                                  (1,721,621)      (599,173)
                                                                -----------    -----------
Total                                                              (380,268)       950,801
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (181,165 and 461,788 shares,
    respectively)                                                 1,821,289      4,782,752
  Net asset value of shares issued from reinvestment of
    distributions
    (21,234 and 27,410 shares, respectively)                        211,467        280,504
  Cost of shares repurchased (611,333 and 362,588 shares,
    respectively)                                                (6,113,837)    (3,712,306)
                                                                -----------    -----------
Total                                                            (4,081,081)     1,350,950
                                                                -----------    -----------
CLASS I
  Proceeds from sales of shares (37,065 and 278,578 shares,
    respectively)                                                   371,104      2,921,512
  Net asset value of shares issued from reinvestment of
    distributions
    (15,534 and 8,254 shares, respectively)                         155,187         85,307
  Cost of shares repurchased (5,638 and 95,877 shares,
    respectively)                                                   (57,000)    (1,000,000)
                                                                -----------    -----------
Total                                                               469,291      2,006,819
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (9,942,288)     5,107,784
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                         (12,935,152)     6,386,599
NET ASSETS
  Beginning of period                                            46,912,575     40,525,976
                                                                -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $28,333 AND $821, RESPECTIVELY]                             $33,977,423    $46,912,575
                                                                ===========    ===========

42                     See Notes to Financial Statements

Phoenix-Zweig Government Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1999          1998          1997          1996          1995
Net asset value, beginning of period                             $ 10.44       $ 10.09       $  9.81       $ 10.39       $  9.63
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                      0.46          0.53          0.52          0.53          0.52(1)
  Net realized and unrealized gain (loss)                          (0.73)         0.35          0.28         (0.58)         0.77
                                                                 -------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS                             (0.27)         0.88          0.80         (0.05)         1.29
                                                                 -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income                             (0.45)        (0.53)        (0.52)        (0.53)        (0.53)
                                                                 -------       -------       -------       -------       -------
Change in net asset value                                          (0.72)         0.35          0.28         (0.58)         0.76
                                                                 -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                   $  9.72       $ 10.44       $ 10.09       $  9.81       $ 10.39
                                                                 =======       =======       =======       =======       =======
Total return(2)                                                    (2.58)%        8.91%         8.42%        (0.42)%       13.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $21,922       $29,767       $28,062       $33,848       $42,207

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                1.35%         1.32%         1.36%         1.14 %(5)     1.26%
  Net investment income                                             4.67%         5.09%         5.26%         5.25 %        5.22%
Portfolio turnover                                                   183%           48%          128%          170 %         195%

                                                                                        CLASS B
                                                                  ---------------------------------------------------
                                                                                                              FROM
                                                                         YEAR ENDED DECEMBER 31             INCEPTION
                                                                  ------------------------------------      4/8/96 TO
                                                                    1999          1998          1997        12/31/96
Net asset value, beginning of period                              $ 10.52       $ 10.15       $  9.86        $  9.76
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                       0.39          0.44          0.46           0.29
  Net realized and unrealized gain (loss)                           (0.74)         0.37          0.26           0.11
                                                                  -------       -------       -------        -------
      TOTAL FROM INVESTMENT OPERATIONS                              (0.35)         0.81          0.72           0.40
                                                                  -------       -------       -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.39)        (0.44)        (0.43)         (0.30)
                                                                  -------       -------       -------        -------
Change in net asset value                                           (0.74)         0.37          0.29           0.10
                                                                  -------       -------       -------        -------
NET ASSET VALUE, END OF PERIOD                                    $  9.78       $ 10.52       $ 10.15        $  9.86
                                                                  =======       =======       =======        =======
Total return(2)                                                     (3.23)%        8.20%         7.55%          4.16%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $1,657        $2,199        $1,215           $513

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 2.06%         2.02%         2.06%          1.84%(3)(6)
  Net investment income                                              3.97%         4.39%         4.56%          4.55%(3)
Portfolio turnover                                                    183%           48%          128%           170%

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expense to average net assets would have been 1.36% for the period ended December 31, 1996.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.10% for the period ended December 31, 1996.

                       See Notes to Financial Statements                      43

Phoenix-Zweig Government Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS C
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1999          1998          1997          1996          1995
Net asset value, beginning of period                             $ 10.42       $ 10.08       $  9.81       $ 10.38       $  9.62
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                      0.42          0.47          0.48          0.49          0.48(1)
  Net realized and unrealized gain (loss)                          (0.74)         0.36          0.27         (0.58)         0.76
                                                                 -------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS                             (0.32)         0.83          0.75         (0.09)         1.24
                                                                 -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income                             (0.41)        (0.49)        (0.48)        (0.48)        (0.48)
                                                                 -------       -------       -------       -------       -------
Change in net asset value                                          (0.73)         0.34          0.27         (0.57)         0.76
                                                                 -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                   $  9.69       $ 10.42       $ 10.08       $  9.81       $ 10.38
                                                                 =======       =======       =======       =======       =======
Total return(2)                                                    (3.09)%        8.46%         7.86%        (0.82)%       13.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $7,068       $11,859       $10,199       $14,330       $19,778
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                1.80%         1.77%         1.81%         1.59 %(5)     1.71%
  Net investment income                                             4.22%         4.64%         4.81%         4.80 %        4.77%
Portfolio turnover                                                   183%           48%          128%          170 %         195%

                                                                                 CLASS I
                                                                  --------------------------------------
                                                                        YEAR ENDED               FROM
                                                                       DECEMBER 31            INCEPTION
                                                                  ----------------------      7/14/97 TO
                                                                    1999          1998         12/31/97
Net asset value, beginning of period                              $ 10.48       $ 10.11        $  9.88
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                       0.49          0.55           0.26
  Net realized and unrealized gain (loss)                           (0.74)         0.37           0.23
                                                                  -------       -------        -------
    TOTAL FROM INVESTMENT OPERATIONS                                (0.25)         0.92           0.49
                                                                  -------       -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.49)        (0.55)         (0.26)
                                                                  -------       -------        -------
Change in net asset value                                           (0.74)         0.37           0.23
                                                                  -------       -------        -------
NET ASSET VALUE, END OF PERIOD                                    $  9.74       $ 10.48        $ 10.11
                                                                  =======       =======        =======
Total return(2)                                                     (2.31)%        9.33%          5.01%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $3,330        $3,088         $1,050
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 1.06%         1.02%          1.06%(3)
  Net investment income                                              4.98%         5.39%          5.56%(3)
Portfolio turnover                                                    183%           48%           128%

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.81% for the period ended December 31, 1996.

44                     See Notes to Financial Statements

PHOENIX-ZWEIG GROWTH & INCOME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on capital appreciation through a flexible approach to investing in growth stocks and high dividend-paying stocks. We may also invest up to 15% of net assets in foreign securities, and investors should keep in mind that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: Class A shares were up 1.09%, Class B shares gained 0.42%, Class C shares rose 0.45% and Class I shares returned 1.46%. The S&P MidCap 400 Value Index returned 2.32%, and the S&P 500 Index(2) gained 21.14%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges. Clearly, mid-cap stocks had a difficult year, while the growth-oriented S&P 500 dominated the field.

Q: HOW WAS THE FUND POSITIONED OVER THE LAST YEAR?

A: The Fund began the year with an equity exposure of 84%. Throughout the year, our proprietary models became more cautionary. As a result, we gradually and systematically reduced the equity exposure, ending the year with a 55% weighting. Our monetary indicators weakened mainly due to increases in interest rates and the slight increase in inflation. Our sentiment indicators, which consider high investor optimism a negative, also weakened, as investor euphoria grew with the rise in Internet stocks, technology, and the hot IPO market.

Q: WHAT FACTORS MOST AFFECTED THE PERFORMANCE?

A: This was a difficult year for most quantitative investment disciplines. The narrowness of the market made it almost impossible for well-diversified portfolios to outperform the index. The stocks that performed well in 1999 were clustered in a few industries and traded at historically high valuations. For example, while the S&P 500 Index returned 21.14% in 1999, the top 10 stocks accounted for 64.3% of the gain. Excluding technology stocks, the S&P returned only 3.1% for the year.

    Investors overlooked the high dividend-yield segment of the market, which constitutes 50% of the Fund. Further, the growth portion of the Fund, which takes valuation into account, did not hold many of the fastest-growing stocks that dominated market returns. The enormous price-to-earnings ratios of these stocks disqualified them from our research.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Presently, our research calls for a cautious near-term outlook. If interest rates and inflation continue to rise, these trends could put continued downward pressure on stocks. We constantly monitor the macroeconomic environment, however, and are poised to make changes in our asset allocation as appropriate.

                                                                JANUARY 18, 2000

(1) THE S&P MIDCAP 400 VALUE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF MID-CAP, VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(2) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
    THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Zweig Growth & Income Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                   INCEPTION    INCEPTION
                                          1 YEAR  TO 12/31/99      DATE
                                          ------  -----------  ------------
Class A Shares at NAV(2)                   1.09%       6.93%     11/26/96
Class A Shares at POP(3)                  (4.47)       4.99      11/26/96
Class B Shares at NAV(2)                   0.42        6.19      11/26/96
Class B Shares with CDSC(4)               (3.21)       5.33      11/26/96
Class C Shares at NAV(2)                   0.45        6.19      11/26/96
Class C Shares with CDSC(4)                0.45        6.19      11/26/96
Class I Shares at NAV(2)                   1.46        7.25      11/26/96
S&P 500 Index(6)                          21.14       25.96      11/26/96

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares and CDSC returns for Class B and Class C Shares since inception.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PHOENIX-ZWEIG GROWTH      PHOENIX-ZWEIG GROWTH      PHOENIX-ZWEIG GROWTH    S&P 500 INDEX (6)
          & INCOME FUND CLASS A(5)  & INCOME FUND CLASS B(5)  & INCOME FUND CLASS C(5)
11/26/96                    $9,450                   $10,000                   $10,000            $10,000
96                          $9,495                   $10,041                   $10,050             $9,821
97                         $11,690                   $12,279                   $12,277            $13,099
98                         $11,502                   $11,992                   $11,990            $16,866
99                         $11,827                   $11,743                   $12,044            $20,431

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/26/96 (inception of the Fund) in Class A, B and C shares. The total return for Class A shares reflects the maximum sales charge of 5.50% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. The performance of Class I shares will be greater or less than that shown based on differences in fees. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          39%
Financials          24%
Consumer Cyclicals  11%
Capital Goods        8%
Utilities            5%
Basic Materials      3%
Other               10%

Phoenix-Zweig Growth & Income Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Tiffany & Co.                                                  1.0%
        SPECIALTY RETAILER OF JEWELERY AND GIFT ITEMS
    2.  Teradyne, Inc.                                                 0.9%
        MANUFACTURER OF ELECTRONIC SYSTEMS AND SOFTWARE
    3.  USFreightways Corp.                                            0.9%
        TRUCKER OF GENERAL COMMODITIES
    4.  VERITAS Software Corp.                                         0.8%
        A MAKER OF COMPUTER STORAGE-MANAGEMENT PRODUCTS
    5.  GPU, Inc.                                                      0.8%
        UTILITY HOLDING COMPANY BASED IN NEW JERSEY AND PENNSYLVANIA
    6.  QLogic Corp.                                                   0.7%
        MARKETS SYSTEM-LEVEL INTEGRATED CIRCUITS
    7.  Commscope, Inc.                                                0.7%
        ELECTRONIC CABLE MANUFACTURER
    8.  Yahoo!, Inc.                                                   0.6%
        FIRST ONLINE NAVIGATIONAL GUIDE TO THE WORLD WIDE WEB
    9.  Wal-Mart Stores, Inc.                                          0.5%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS
   10.  Travelers Property Casualty Corp. Class A                      0.5%
        PROPERTY AND CASUALTY INSURANCE PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--51.8%

AEROSPACE/DEFENSE--0.4%
AAR Corp................................         1,000  $     17,937
Cordant Technologies, Inc...............           800        26,400
Goodrich (B.F) Co. (The)................         1,000        27,500
                                                        ------------
                                                              71,837
                                                        ------------

AGRICULTURAL PRODUCTS--0.1%
Universal Corp..........................         1,100        25,094
AIR FREIGHT--0.2%
Expeditors International of Washington,
Inc.....................................         1,000        43,812
AIRLINES--0.0%
America West Holdings Corp. Class
B(b)....................................           100         2,075

AUTO PARTS & EQUIPMENT--0.7%
Arvin Industries, Inc...................         1,000        28,375
Borg-Warner Automotive, Inc.............           600        24,300
Cooper Tire & Rubber Co.................         1,700        26,456
Mark IV Industries, Inc.................         1,400        24,762
Superior Industries International,
Inc.....................................           800        21,450
TRW, Inc................................           500        25,969
                                                        ------------
                                                             151,312
                                                        ------------

BANKS (MAJOR REGIONAL)--2.7%
AmSouth BanCorp.........................         2,000        38,625
Bank of New York Co., Inc. (The)........         1,000        40,000
Fifth Third Bancorp.....................           800        58,700
Huntington Bancshares, Inc..............         1,700        40,587
KeyCorp.................................         1,800        39,825
Mellon Financial Corp...................         1,100        37,469
                                               SHARES      VALUE
                                              --------  ------------
BANKS (MAJOR REGIONAL)--CONTINUED
Northern Trust Corp.....................           600  $     31,800
Regions Financial Corp..................         1,600        40,200
Republic New York Corp..................           500        36,000
SouthTrust Corp.........................         1,200        45,375
State Street Corp.......................           800        58,450
SunTrust Banks, Inc.....................           600        41,287
Wells Fargo Co..........................         1,000        40,437
                                                        ------------
                                                             548,755
                                                        ------------

BANKS (MONEY CENTER)--0.2%
Bank of America Corp....................           800        40,150

BANKS (REGIONAL)--1.3%
Compass Bancshares, Inc.................         1,800        40,162
First Tennessee National Corp...........         1,400        39,900
Marshall & Ilsley Corp..................           600        37,687
National Commerce Bancorporation........         1,700        38,569
Old Kent Financial Corp.................         1,100        38,912
UnionBanCal Corp........................         1,000        39,437
Zions Bancorporation....................           600        35,512
                                                        ------------
                                                             270,179
                                                        ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.2%
Radio One, Inc.(b)......................           500        46,000

BUILDING MATERIALS--0.3%
Lafarge Corp.(c)........................           900        24,862
TJ International, Inc...................           700        29,400
                                                        ------------
                                                              54,262
                                                        ------------

                       See Notes to Financial Statements                      47

Phoenix-Zweig Growth & Income Fund

                                               SHARES      VALUE
                                              --------  ------------
CHEMICALS (SPECIALTY)--0.3%
Fuller (H.B.) Co........................           200  $     11,187
Lubrizol Corp. (The)....................           900        27,787
Schulman (A.), Inc......................         1,200        19,575
                                                        ------------
                                                              58,549
                                                        ------------

COMMUNICATIONS EQUIPMENT--2.8%
ADTRAN, Inc.(b).........................           700        36,006
Advanced Fibre Communications,
Inc.(b).................................         1,300        58,094
Anixter International, Inc.(b)..........           100         2,062
Aspect Communications Corp.(b)..........         1,500        58,687
Cable Design Technologies Corp.(b)......           100         2,300
California Amplifier, Inc.(b)...........         1,400        36,837
Carrier Access Corp.(b).................           600        40,387
CommScope, Inc.(b)......................         3,400       137,062
Ditech Communications Corp.(b)..........           300        28,050
Harmonic, Inc.(b).......................           700        66,456
Ortel Corp.(b)..........................           500        60,000
Scientific-Atlanta, Inc.................           700        38,937
                                                        ------------
                                                             564,878
                                                        ------------
COMPUTERS (HARDWARE)--0.6%
Aironet Wireless Communications,
Inc.(b).................................           600        40,069
Ancor Communications, Inc.(b)...........           400        27,150
Emulex Corp.(b).........................           400        45,000
                                                        ------------
                                                             112,219
                                                        ------------

COMPUTERS (NETWORKING)--0.2%
Network Appliance, Inc.(b)..............           500        41,531
COMPUTERS (PERIPHERALS)--0.2%
Advanced Digital Information Corp.(b)...         1,000        48,625

COMPUTERS (SOFTWARE & SERVICES)--8.9%
ACTV, Inc.(b)...........................         1,100        50,256
Adobe Systems, Inc......................           600        40,350
America Online, Inc.(b).................           600        45,262
Art Technology Group, Inc.(b)...........           500        65,000
Aspect Development, Inc.(b).............           500        34,250
BroadVision, Inc.(b)....................           400        68,025
Clarify, Inc. (b).......................           400        50,400
F5 Networks, Inc.(b)....................           300        34,200
Geoworks Corp.(b).......................         2,800        46,900
ISS Group, Inc.(b)......................         1,000        71,125
Inet Technolgies, Inc.(b)...............           600        41,925
Informix Corp.(b).......................           100         1,137
InfoSpace.com, Inc.(b)..................           300        64,200
Interliant, Inc.(b).....................         1,300        33,800
                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Legato Systems, Inc.(b).................           700  $     48,169
Mercury Computer Systems, Inc.(b).......         1,400        49,000
Microsoft Corp.(b)......................           800        93,400
Network Solutions, Inc.(b)..............           200        43,512
ONYX Software Corp.(b)..................         1,000        37,000
Oracle Corp.(b).........................           300        33,619
Razorfish, Inc.(b)......................           600        57,075
Remedy Corp.(b).........................         1,100        52,112
Sapient Corp.(b)........................           400        56,375
Siebel Systems, Inc. (b)................           900        75,600
Software.com, Inc.(b)...................           600        57,600
Sybase, Inc.(b).........................           100         1,700
TIBCO Software, Inc.(b).................           300        45,900
VERITAS Software Corp.(b)...............         1,200       171,750
VeriSign, Inc.(b).......................           300        57,225
WebTrends Corp.(b)......................           700        56,700
Yahoo!, Inc.(b).........................           300       129,806
i2 Technologies, Inc.(b)................           300        58,500
pcOrder.com, Inc. (b)...................           900        45,900
                                                        ------------
                                                           1,817,773
                                                        ------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.0%
Fossil, Inc.(b).........................            50         1,156

CONSUMER FINANCE--0.3%
AmeriCredit Corp.(b)....................           100         1,850
MBNA Corp...............................         2,100        57,225
PMI Group, Inc. (The)...................            50         2,441
Providian Financial Corp................            50         4,553
                                                        ------------
                                                              66,069
                                                        ------------

CONTAINERS (METAL & GLASS)--0.1%
Ball Corp...............................           700        27,562

DISTRIBUTORS (FOOD & HEALTH)--0.1%
SUPERVALU, Inc..........................         1,471        29,420

ELECTRIC COMPANIES--2.6%
Avista Corp.............................         1,600        24,700
Constellation Energy Group..............           700        20,300
DTE Energy Co...........................           700        21,962
Edison International....................           900        23,569
Energy East Corp........................         1,800        37,462
Entergy Corp............................           900        23,175
FirstEnergy Corp........................           800        18,150
GPU, Inc.(c)............................         5,500       164,656
Northeast Utilities.....................         1,900        39,069
Public Service Company of New Mexico....         2,600        42,250

48                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                               SHARES      VALUE
                                              --------  ------------
ELECTRIC COMPANIES--CONTINUED
Public Service Enterprise Group, Inc....           800  $     27,850
Texas Utilities Co......................           700        24,894
Unicom Corp.............................           700        23,450
UtiliCorp United, Inc...................         1,250        24,297
Wisconsin Energy Corp...................           900        17,325
                                                        ------------
                                                             533,109
                                                        ------------

ELECTRICAL EQUIPMENT--2.0%
AVX Corp................................         1,200        59,925
Advanced Energy Industries, Inc.(b).....           900        44,325
American Power Conversion Corp.(b)......         2,700        71,212
C-COR.net Corp.(b)......................           700        53,637
Flextronics International Ltd.(b).......         1,200        55,200
Molex, Inc..............................           700        39,681
Rockwell International Corp.............           500        23,937
Sensormatic Electronics Corp.(b)........           100         1,744
Zomax, Inc.(b)..........................         1,200        54,300
                                                        ------------
                                                             403,961
                                                        ------------
ELECTRONICS (INSTRUMENTATION)--0.7%
Newport Corp............................           900        41,175
Optical Coating Laboratory, Inc.........           200        59,200
Photon Dynamics, Inc.(b)................         1,000        38,750
                                                        ------------
                                                             139,125
                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--4.8%
Adaptec, Inc.(b)........................           700        34,912
Amkor Technology, Inc.(b)...............         1,900        53,675
Analog Devices, Inc.(b).................           600        55,800
Applied Micro Circuits Corp.(b).........           800       101,800
Broadcom Corp. Class A(b)...............           200        54,475
Cree Research, Inc.(b)..................           700        59,762
Dallas Semiconductor Corp...............           700        45,106
E-Tek Dynamics, Inc.(b).................           500        67,312
Intel Corp..............................           500        41,156
Linear Technology Corp..................           600        42,937
Maxim Integrated Products, Inc.(b)......         1,600        75,500
Microchip Technology, Inc.(b)...........         1,200        82,125
QLogic Corp.(c).........................           900       143,887
Semtech Corp.(b)........................           700        36,487
Xilinx, Inc.(b).........................         1,800        81,844
                                                        ------------
                                                             976,778
                                                        ------------

ENTERTAINMENT--0.2%
Time Warner, Inc........................           600        43,463
                                               SHARES      VALUE
                                              --------  ------------

EQUIPMENT (SEMICONDUCTOR)--1.2%
Cymer, Inc.(b)..........................           800  $     36,800
Helix Technology Corp.(b)...............           800        35,850
Teradyne, Inc.(c).......................         2,700       178,200
                                                        ------------
                                                             250,850
                                                        ------------

FINANCIAL (DIVERSIFIED)--0.9%
Ambac Financial Group, Inc..............           300        15,656
CIT Group, Inc. (The) Class A...........         1,100        23,238
Citigroup, Inc..........................           750        41,672
Fannie Mae..............................           600        37,463
Financial Security Assurance Holdings
Ltd.(c).................................           500        26,063
Freddie Mac.............................           800        37,650
                                                        ------------
                                                             181,742
                                                        ------------

FOODS--0.2%
Hormel Foods Corp.......................         1,000        40,625
IBP, Inc................................           100         1,800
International Home Foods, Inc.(b).......           100         1,738
                                                        ------------
                                                              44,163
                                                        ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.0%
Harrah's Entertainment, Inc.(b).........           100         2,644
Station Casinos, Inc.(b)................           100         2,244
                                                        ------------
                                                               4,888
                                                        ------------

GOLD & PRECIOUS METALS MINING--0.1%
Homestake Mining Co.....................         3,500        27,344

HEALTH CARE (DIVERSIFIED)--0.4%
Allergan, Inc...........................         1,300        64,675
Mallinckrodt, Inc.......................           800        25,450
                                                        ------------
                                                              90,125
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.2%
Pfizer, Inc.............................         1,200        38,925

HEALTH CARE (GENERIC AND OTHER)--0.2%
Jones Pharma, Inc.......................           900        39,094

HEALTH CARE (MANAGED CARE)--0.1%
Aetna, Inc..............................           500        27,906

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.3%
Affymetrix, Inc.(b).....................           400        67,875

HOMEBUILDING--0.3%
Kaufman and Broad Home Corp.............         1,100        26,606

                       See Notes to Financial Statements                      49

Phoenix-Zweig Growth & Income Fund

                                               SHARES      VALUE
                                              --------  ------------
HOMEBUILDING--CONTINUED
Pulte Corp..............................         1,200  $     27,000
                                                        ------------
                                                              53,606
                                                        ------------

HOUSEHOLD FURNISHINGS & APPLIANCES--0.2%
Furniture Brands International,
Inc.(b).................................           100         2,200
U.S. Industries, Inc....................         1,400        19,600
Whirlpool Corp..........................           400        26,025
                                                        ------------
                                                              47,825
                                                        ------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.0%
Church & Dwight Co., Inc................           100         2,669
HOUSEWARES--0.0%
Tupperware Corp.........................           100         1,694

INSURANCE (MULTI-LINE)--0.3%
American International Group, Inc.......           400        43,250
Loews Corp..............................           400        24,275
                                                        ------------
                                                              67,525
                                                        ------------

INSURANCE (PROPERTY-CASUALTY)--0.8%
Enhance Financial Services Group,
Inc.....................................         1,500        24,375
Fremont General Corp....................           400         2,950
HCC Insurance Holdings, Inc.............         1,200        15,825
St. Paul Cos., Inc. (The)...............           700        23,581
Travelers Property Casualty Corp. Class
A.......................................         3,000       102,750
                                                        ------------
                                                             169,481
                                                        ------------

INSURANCE BROKERS--0.3%
Aon Corp................................         1,400        56,000

INVESTMENT BANKING/BROKERAGE--1.1%
AXA Financial, Inc......................         1,200        40,650
Bear Stearns Cos., Inc. (The)...........         2,124        90,801
Lehman Brothers Holdings, Inc...........         1,200       101,625
                                                        ------------
                                                             233,076
                                                        ------------
IRON & STEEL--0.1%
AK Steel Holding Corp...................         1,400        26,425

LEISURE TIME (PRODUCTS)--0.1%
Brunswick Corp..........................         1,100        24,475

MACHINERY (DIVERSIFIED)--0.3%
Manitowoc Co., Inc. (The)...............            50         1,700
Milacron, Inc...........................         1,700        26,138
                                               SHARES      VALUE
                                              --------  ------------
MACHINERY (DIVERSIFIED)--CONTINUED
Tecumseh Products Co. Class A...........           500  $     23,594
                                                        ------------
                                                              51,432
                                                        ------------

MANUFACTURING (DIVERSIFIED)--0.9%
Danaher Corp............................           900        43,425
GenCorp, Inc............................         1,800        17,775
Honeywell International, Inc............           700        40,381
Johnson Controls, Inc...................           700        39,813
Trinity Industries, Inc.................           900        25,594
United Dominion Industries Ltd..........         1,300        25,919
                                                        ------------
                                                             192,907
                                                        ------------

MANUFACTURING (SPECIALIZED)--0.3%
CTS Corp................................           600        45,225
Donaldson Co., Inc......................           100         2,406
United Stationers, Inc.(b)..............           100         2,856
                                                        ------------
                                                              50,487
                                                        ------------

METALS MINING--0.2%
Freeport-McMoRan Copper & Gold,
Inc.(b).................................         2,100        44,363

NATURAL GAS--0.1%
Equitable Resources, Inc................           700        23,363

OFFICE EQUIPMENT & SUPPLIES--0.1%
Wallace Computer Services, Inc..........           900        14,963

OIL & GAS (EXPLORATION & PRODUCTION)--0.3%
Apache Corp.............................           700        25,856
Kerr-McGee Corp.........................           400        24,800
Pioneer Natural Resources Co.(b)........           200         1,788
Vintage Petroleum, Inc.(b)..............           100         1,206
                                                        ------------
                                                              53,650
                                                        ------------

OIL (DOMESTIC INTEGRATED)--0.1%
Amerada Hess Corp.......................           400        22,700
Occidental Petroleum Corp...............           100         2,163
                                                        ------------
                                                              24,863
                                                        ------------

PAPER & FOREST PRODUCTS--0.5%
Boise Cascade Corp......................           700        28,350
Georgia-Pacific Group...................           500        25,375
Louisiana-Pacific Corp..................         1,300        18,525
Potlatch Corp...........................           600        26,775
                                                        ------------
                                                              99,025
                                                        ------------

50                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                               SHARES      VALUE
                                              --------  ------------
PHOTOGRAPHY/IMAGING--0.1%
IKON Office Solutions, Inc..............         4,100  $     27,931
REITS--4.4%
AMB Property Corp.......................           300         5,981
Apartment Investment & Management Co....           700        27,869
Arden Realty, Inc.......................         1,200        24,075
Brandywine Realty Trust.................         1,500        24,563
CBL & Associates Properties, Inc........         1,300        26,813
Cabot Industrial Trust..................           500         9,188
Camden Property Trust...................           500        13,688
CarrAmerica Realty Corp.................         1,300        27,463
Colonial Properties Trust...............         1,000        23,188
Crescent Real Estate Equities Co........         4,600        84,525
Duke-Weeks Realty Corp..................         3,100        60,450
Equity Office Properties Trust..........         1,000        24,625
Equity Residential Properties Trust.....         2,000        85,375
Federal Realty Investment Trust.........           500         9,406
First Industrial Realty Trust, Inc......           900        24,694
Franchise Finance Corporation of
America.................................         1,100        26,331
General Growth Properties, Inc..........           500        14,000
Highwoods Properties, Inc...............         1,100        25,575
Kilroy Realty Corp......................         1,100        24,200
Liberty Property Trust..................         1,100        26,675
Macerich Co. (The)......................           700        14,569
Mack-Cali Realty Corp...................           400        10,425
MeriStar Hospitality Corp...............         1,500        24,000
ProLogis Trust..........................         4,570        87,973
Public Storage, Inc.....................         1,100        24,956
Reckson Associates Realty Corp..........         1,200        24,600
Rouse Co. (The).........................         1,200        25,500
Spieker Properties, Inc.................           700        25,506
Storage USA, Inc........................           800        24,200
Taubman Centers, Inc....................         1,900        20,425
United Dominion Realty Trust, Inc.......         2,500        24,688
                                                        ------------
                                                             895,526
                                                        ------------

RESTAURANTS--0.1%
Brinker International, Inc.(b)..........           100         2,400
CEC Entertainment, Inc.(b)..............           100         2,838
Darden Restaurants, Inc.................           100         1,813
Jack in the Box, Inc.(b)................           100         2,069
Ruby Tuesday, Inc.......................           100         1,819
                                                        ------------
                                                              10,939
                                                        ------------

RETAIL (BUILDING SUPPLIES)--0.3%
Home Depot, Inc. (The)..................           600        41,138
                                               SHARES      VALUE
                                              --------  ------------
RETAIL (BUILDING SUPPLIES)--CONTINUED
Hughes Supply, Inc......................         1,050  $     22,641
                                                        ------------
                                                              63,779
                                                        ------------

RETAIL (DISCOUNTERS)--0.0%
Ross Stores, Inc........................           100         1,794

RETAIL (GENERAL MERCHANDISE)--0.5%
Wal-Mart Stores, Inc....................         1,500       103,688

RETAIL (HOME SHOPPING)--0.4%
CDW Computer Centers, Inc.(b)...........         1,100        86,488

RETAIL (SPECIALTY)--1.1%
Linens 'n Things, Inc.(b)...............           100         2,963
Pep Boys-Manny, Moe & Jack (The)........         2,100        19,163
Tiffany & Co............................         2,300       205,275
                                                        ------------
                                                             227,401
                                                        ------------

RETAIL (SPECIALTY-APPAREL)--0.8%
American Eagle Outfitters, Inc.(b)......         1,800        81,000
Burlington Coat Factory Warehouse
Corp....................................           100         1,388
Pacific Sunwear of California,
Inc.(b).................................         2,600        83,688
                                                        ------------
                                                             166,076
                                                        ------------

SAVINGS & LOAN COMPANIES--0.7%
Bank United Corp. Class A...............           600        16,350
Dime Bancorp, Inc.......................         1,600        24,200
Golden State Bancorp, Inc.(b)...........           100         1,725
GreenPoint Financial Corp...............         1,600        38,100
Sovereign Bancorp, Inc..................         5,400        40,247
Webster Financial Corp..................         1,100        25,919
                                                        ------------
                                                             146,541
                                                        ------------

SERVICES (COMMERCIAL & CONSUMER)--0.6%
Braun Consulting, Inc.(b)...............           700        50,050
Diamond Technology Partners, Inc.(b)....           300        25,781
Macrovision Corp.(b)....................           500        37,000
                                                        ------------
                                                             112,831
                                                        ------------

SERVICES (COMPUTER SYSTEMS)--0.3%
Lightbridge, Inc.(b)....................         1,900        52,725

SERVICES (DATA PROCESSING)--0.2%
Paychex, Inc............................           900        36,000

SHIPPING--0.3%
Alexander & Baldwin, Inc................           400         9,125

                       See Notes to Financial Statements                      51

Phoenix-Zweig Growth & Income Fund

                                               SHARES      VALUE
                                              --------  ------------
SHIPPING--CONTINUED
Royal Caribbean Cruises Ltd.............           900  $     44,381
                                                        ------------
                                                              53,506
                                                        ------------
SPECIALTY PRINTING--0.3%
Banta Corp..............................         1,100        24,819
Topps Co., Inc. (The)(b)................         2,800        29,050
                                                        ------------
                                                              53,869
                                                        ------------

STRIP CENTERS--0.1%
Developers Diversified Realty Corp......         1,500        19,313

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
Powerwave Technologies, Inc.(b).........           900        52,538

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
Network Plus Corp.(b)...................         2,400        50,400

TEXTILES (APPAREL)--0.0%
Quicksilver, Inc.(b)....................           100         1,550
Tommy Hilfiger Corp.(b).................           100         2,331
                                                        ------------
                                                               3,881
                                                        ------------
TEXTILES (HOME FURNISHINGS)--0.3%
Springs Industries, Inc. Class A........         1,300        51,919

TRUCKERS --0.9%
USFreightways Corp......................         3,700       177,138

TRUCKS & PARTS--0.3%
Cummins Engine Co., Inc.................           600        28,988
PACCAR, Inc.(c).........................           600        26,588
                                                        ------------
                                                              55,576
                                                        ------------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $9,979,104)                              10,578,294
--------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.2%

ALUMINUM--0.5%
Alcan Aluminum Ltd. (Canada)............         2,200        90,612

AUTO PARTS & EQUIPMENT--0.1%
Magna International, Inc. (Canada)......           600        25,425
COMMUNICATIONS EQUIPMENT--0.3%
AudioCodes Ltd. (Israel)(b).............           700        64,400
COMPUTERS (SOFTWARE & SERVICES)--1.1%
Business Objects SA Sponsored ADR
(France)(b).............................           400        53,450
                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
IONA Technologies PLC ADR
(Ireland)(b)............................         1,400  $     76,300
Infosys Technologies Ltd. Sponsored ADR
(India).................................           200        66,000
Internet Gold (Israel)(b)...............         1,700        37,825
                                                        ------------
                                                             233,575
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--0.2%
ARM Holdings PLC Sponsored ADR (United
Kingdom)(b).............................           200        38,300

HOMEBUILDING--0.1%
Trizec Hahn Corp. (Canada)..............         1,400        23,625

MANUFACTURING (DIVERSIFIED)--0.2%
Gucci Group (Netherlands)...............           300        34,350

OIL (INTERNATIONAL INTEGRATED)--0.1%
YPF Sociedad Anonima Sponsored ADR
(Argentina).............................           500        18,469

RAILROADS--0.3%
Canadian National Railway Co.
(Canada)................................           900        23,681
Canadian Pacific Ltd. (Canada)..........         1,800        38,813
                                                        ------------
                                                              62,494
                                                        ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
COLT Telecom Group PLC Sponsored ADR
(United Kingdom)(b).....................           300        61,200
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $591,136)                                   652,450
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--55.0%
(IDENTIFIED COST $10,570,240)                             11,230,744
--------------------------------------------------------------------

                                                PAR
                                               VALUE
                                               (000)
                                              --------
SHORT-TERM OBLIGATIONS--45.0%

U.S. GOVERNMENT SECURITIES--0.5%
U.S. Treasury Bill 5.05%, 2/3/00(c).....      $    100        99,537

FEDERAL AGENCY SECURITIES--29.3%
FHLB Discount Corp. 5.73%, 1/14/00......         3,000     2,993,793
Fannie Mae Discount Note 5.73%,
1/14/00.................................         3,000     2,993,792
                                                        ------------
                                                           5,987,585
                                                        ------------

52                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                                PAR
                                               VALUE
                                               (000)       VALUE
                                              --------  ------------
REPURCHASE AGREEMENT--15.2%
Morgan Stanley & Co., Inc. repurchase
agreement, 2.75%, dated 12/31/99 due
1/3/00, repurchase price $3,122,715
collateralized by Fannie Mae Bonds 6.50%
to 10%, 5/1/12 - 8/1/29, market value
$3,216,510..............................      $  3,122  $  3,122,000
--------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $9,209,122)                               9,209,122
--------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $19,779,362)                             20,439,866(a)
Cash and receivables, less liabilities--(0.0%)                (7,354)
                                                        ------------
NET ASSETS--100.0%                                      $ 20,432,512
                                                        ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,195,804 and gross depreciation of $770,178 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $20,014,240.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value,
  exclusive of repurchase agreement
  (Identified cost $16,657,362)       $17,317,866
Repurchase agreement, at value
  (Identified cost $3,122,000)          3,122,000
Cash                                        7,273
Receivables
  Fund shares sold                         71,424
  Dividends and interest                   25,810
Deferred organization expenses              9,785
Prepaid expenses and other assets           1,462
                                      -----------
    Total assets                       20,555,620
                                      -----------
LIABILITIES
Payables
  Fund shares repurchased                  37,790
  Transfer agent fee                       24,858
  Distribution fee                         13,831
  Investment advisory fee                  12,978
  Custodian fee                            11,405
  Professional fee                         10,258
  Financial agent fee                       3,021
  Trustees' fee                             1,046
Accrued expenses                            7,921
                                      -----------
    Total liabilities                     123,108
                                      -----------
NET ASSETS                            $20,432,512
                                      ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                 $20,404,448
Distributions in excess of net
  investment income                       (17,114)
Accumulated net realized loss            (624,001)
Net unrealized appreciation               669,179
                                      -----------
NET ASSETS                            $20,432,512
                                      ===========
CLASS A
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $3,393,115)                      279,656
Net asset value per share                  $12.13
Offering price per share
  $12.13/(1-5.50%)                         $12.84
CLASS B
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $9,684,225)                      797,551
Net asset value and offering price
  per share                                $12.14
CLASS C
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $5,506,793)                      453,083
Net asset value and offering price
  per share                                $12.15
CLASS I
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $1,848,379)                      151,809
Net asset value and offering price
  per share                                $12.18

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                               $  479,995
Dividend                                  415,016
Foreign taxes withheld                     (1,207)
                                       ----------
    Total investment income               893,804
                                       ----------
EXPENSES
Investment advisory fee                   214,196
Distribution fee, Class A                  15,343
Distribution fee, Class B                 123,882
Distribution fee, Class C                  92,659
Financial agent fee                        20,031
Custodian                                  69,882
Transfer agent                             58,651
Registration                               33,425
Professional                               10,824
Amortization of deferred organization
  expenses                                  5,139
Printing                                    4,942
Trustees                                    4,594
Miscellaneous                               8,784
                                       ----------
    Total expenses                        662,352
                                       ----------
NET INVESTMENT INCOME                     231,452
                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities           973,288
Net realized gain on futures
  contracts                               303,893
Net change in unrealized appreciation
  (depreciation) on investments        (1,869,768)
                                       ----------
NET LOSS ON INVESTMENTS                  (592,587)
                                       ----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $ (361,135)
                                       ==========

54                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended     Year Ended
                                                                 12/31/99       12/31/98
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)                                  $   231,452    $   124,963
  Net realized gain (loss)                                        1,277,181       (567,944)
  Net change in unrealized appreciation (depreciation)           (1,869,768)    (1,295,279)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                     (361,135)    (1,738,260)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                    (66,509)       (67,615)
  Net investment income, Class B                                    (85,176)       (24,563)
  Net investment income, Class C                                    (39,823)       (21,813)
  Net investment income, Class I                                    (35,875)       (18,784)
  Net realized gains, Class A                                      (302,474)            --
  Net realized gains, Class B                                      (876,208)            --
  Net realized gains, Class C                                      (539,738)            --
  Net realized gains, Class I                                      (156,842)            --
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (2,102,645)      (132,775)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (20,588 and 384,281 shares,
    respectively)                                                   271,536      5,228,285
  Net asset value of shares issued from reinvestment of
    distributions
    (29,156 and 4,346 shares, respectively)                         345,397         59,713
  Cost of shares repurchased (380,081 and 276,404 shares,
    respectively)                                                (4,983,646)    (3,660,309)
                                                                -----------    -----------
Total                                                            (4,366,713)     1,627,689
                                                                -----------    -----------
CLASS B
  Proceeds from sales of shares (52,764 and 501,874 shares,
    respectively)                                                   684,195      7,079,169
  Net asset value of shares issued from reinvestment of
    distributions
    (66,723 and 1,278 shares, respectively)                         782,620         17,536
  Cost of shares repurchased (547,967 and 145,254 shares,
    respectively)                                                (7,095,775)    (1,872,589)
                                                                -----------    -----------
Total                                                            (5,628,960)     5,224,116
                                                                -----------    -----------
CLASS C
  Proceeds from sales of shares (71,824 and 518,964 shares,
    respectively)                                                   919,029      7,191,191
  Net asset value of shares issued from reinvestment of
    distributions
    (45,958 and 1,309 shares, respectively)                         538,304         18,020
  Cost of shares repurchased (738,676 and 432,508 shares,
    respectively)                                                (9,519,002)    (5,559,832)
                                                                -----------    -----------
Total                                                            (8,061,669)     1,649,379
                                                                -----------    -----------
CLASS I
  Proceeds from sales of shares (17,995 and 0 shares,
    respectively)                                                   228,000             --
  Net asset value of shares issued from reinvestment of
    distributions
    (16,206 and 1,365 shares, respectively)                         192,711         18,783
  Cost of shares repurchased (6,202 and 0 shares,
    respectively)                                                   (83,117)            --
                                                                -----------    -----------
Total                                                               337,594         18,783
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS     (17,719,748)     8,519,967
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS                         (20,183,528)     6,648,932
NET ASSETS
  Beginning of period                                            40,616,040     33,967,108
                                                                -----------    -----------
  END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF
    ($17,114) AND ($10,657), RESPECTIVELY]                      $20,432,512    $40,616,040
                                                                ===========    ===========

                       See Notes to Financial Statements                      55

Phoenix-Zweig Growth & Income Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS A
                                                                  -----------------------------------------------------
                                                                                                               FROM
                                                                         YEAR ENDED DECEMBER 31              INCEPTION
                                                                  ------------------------------------      11/26/96 TO
                                                                    1999          1998          1997         12/31/96
Net asset value, beginning of period                               $13.40        $13.73        $11.37          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                       0.17(6)       0.11          0.24            0.01
  Net realized and unrealized gain (loss)                           (0.08)        (0.33)         2.36            0.03
                                                                   ------        ------        ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                               0.09         (0.22)         2.60            0.04
                                                                   ------        ------        ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.21)        (0.11)        (0.24)          (0.01)
  Dividends from net realized gains                                 (1.15)           --            --              --
                                                                   ------        ------        ------          ------
      TOTAL DISTRIBUTIONS                                           (1.36)        (0.11)        (0.24)          (0.01)
                                                                   ------        ------        ------          ------
Change in net asset value                                           (1.27)        (0.33)         2.36            0.03
                                                                   ------        ------        ------          ------
NET ASSET VALUE, END OF PERIOD                                     $12.13        $13.40        $13.73          $11.37
                                                                   ======        ======        ======          ======
Total return(1)                                                      1.09%        (1.61)%       23.12%           0.39%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $3,393        $8,172        $6,836          $2,508

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 1.80%         1.56 %(4)     1.30%(4)        1.30%(2)(4)
  Net investment income                                              1.28%         0.82 %        2.26%           1.47%(2)
Portfolio turnover                                                    193%          152 %         120%              2%

                                                                                         CLASS B
                                                                  -----------------------------------------------------
                                                                                                               FROM
                                                                         YEAR ENDED DECEMBER 31              INCEPTION
                                                                  ------------------------------------      11/26/96 TO
                                                                    1999          1998          1997         12/31/96
Net asset value, beginning of period                               $13.39       $ 13.73       $ 11.37          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                       0.08(6)       0.02          0.16            0.01
  Net realized and unrealized gain (loss)                           (0.08)        (0.34)         2.36            0.03
                                                                   ------       -------       -------          ------
      TOTAL FROM INVESTMENT OPERATIONS                               0.00         (0.32)         2.52            0.04
                                                                   ------       -------       -------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.10)        (0.02)        (0.16)          (0.01)
  Dividends from net realized gains                                 (1.15)           --            --              --
                                                                   ------       -------       -------          ------
      TOTAL DISTRIBUTIONS                                           (1.25)        (0.02)        (0.16)          (0.01)
                                                                   ------       -------       -------          ------
Change in net asset value                                           (1.25)        (0.34)         2.36            0.03
                                                                   ------       -------       -------          ------
NET ASSET VALUE, END OF PERIOD                                     $12.14       $ 13.39       $ 13.73          $11.37
                                                                   ======       =======       =======          ======
Total return(1)                                                      0.42%        (2.33)%       22.29%           0.33%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $9,684       $16,416       $11,920          $2,693

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 2.51%         2.26 %(5)     2.00%(5)        2.00%(2)(5)
  Net investment income                                              0.64%         0.12 %        1.56%           0.77%(2)
Portfolio turnover                                                    193%          152 %         120%              2%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.61%, 2.00% and 3.37% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31%, 2.70% and 4.07% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(6) Computed using average shares outstanding.

56                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS C
                                                                  -----------------------------------------------------
                                                                                                               FROM
                                                                         YEAR ENDED DECEMBER 31              INCEPTION
                                                                  ------------------------------------      11/26/96 TO
                                                                    1999          1998          1997         12/31/96
Net asset value, beginning of period                               $13.37       $ 13.71       $ 11.38          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                       0.08(6)       0.02          0.17            0.01
  Net realized and unrealized gain (loss)                           (0.07)        (0.34)         2.33            0.04
                                                                   ------       -------       -------          ------
      TOTAL FROM INVESTMENT OPERATIONS                               0.01         (0.32)         2.50            0.05
                                                                   ------       -------       -------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.08)        (0.02)        (0.17)          (0.01)
  Dividends from net realized gains                                 (1.15)           --            --              --
                                                                   ------       -------       -------          ------
      TOTAL DISTRIBUTIONS                                           (1.23)        (0.02)        (0.17)          (0.01)
                                                                   ------       -------       -------          ------
Change in net asset value                                           (1.22)        (0.34)         2.33            0.04
                                                                   ------       -------       -------          ------
NET ASSET VALUE, END OF PERIOD                                     $12.15       $ 13.37       $ 13.71          $11.38
                                                                   ======       =======       =======          ======
Total return(1)                                                      0.45%        (2.34)%       22.15%           0.42%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $5,507       $14,364       $13,525          $4,509

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 2.50%         2.26 %(4)     2.00%(4)        2.00%(2)(4)
  Net investment income                                              0.60%         0.12 %        1.56%           0.77%(2)
Portfolio turnover                                                    193%          152 %         120%              2%

                                                                                         CLASS I
                                                                  -----------------------------------------------------
                                                                                                               FROM
                                                                         YEAR ENDED DECEMBER 31              INCEPTION
                                                                  ------------------------------------      11/26/96 TO
                                                                    1999          1998          1997         12/31/96
Net asset value, beginning of period                               $13.44        $13.77        $11.37          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                       0.23(6)       0.15          0.24            0.02
  Net realized and unrealized gain (loss)                           (0.09)        (0.33)         2.40            0.03
                                                                   ------        ------        ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                               0.14         (0.18)         2.64            0.05
                                                                   ------        ------        ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.25)        (0.15)        (0.24)          (0.02)
  Dividends from net realized gains                                 (1.15)           --            --              --
                                                                   ------        ------        ------          ------
      TOTAL DISTRIBUTIONS                                           (1.40)        (0.15)        (0.24)          (0.02)
                                                                   ------        ------        ------          ------
Change in net asset value                                           (1.26)        (0.33)         2.40            0.03
                                                                   ------        ------        ------          ------
NET ASSET VALUE, END OF PERIOD                                     $12.18        $13.44        $13.77          $11.37
                                                                   ======        ======        ======          ======
Total return(1)                                                      1.46%        (1.31)%       23.42%           0.41%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $1,848        $1,664        $1,686            $101

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 1.54%         1.26 %(5)     1.00%(5)        1.00%(2)(5)
  Net investment income                                              1.72%         1.12 %        2.56%           1.77%(2)
Portfolio turnover                                                    193%          152 %         120%              2%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31%, 2.70% and 4.07% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31%, 1.70% and 3.07% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(6) Computed using average shares outstanding.

                       See Notes to Financial Statements                      57

PHOENIX-ZWEIG MANAGED ASSETS

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on capital appreciation through a flexible investment approach that includes investments in domestic and foreign stocks and bonds. Investors should keep in mind that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE IN 1999?

A: We are full market-cycle investors with an eye on risk control, unique in the mutual fund universe. Our style of limiting losses during market corrections may not have been valued in 1999, but has proven itself as recently as the summer of 1998.

    For the 12 months ended December 31, 1999, Class A shares gained 8.81%, Class B shares rose 8.03%, Class C shares were up 8.01% and Class I shares returned 9.08%, compared with a return of 14.26% for the Fund's benchmark index(1).

Q: WHAT WERE SOME OF THE HIGHLIGHTS IN THE FUND LAST YEAR?

A: We began the year positioned bullishly on both the stock and bond markets. As economic activity boomed and commodity prices rose, however, our bond models deteriorated across the globe. We trimmed our bond positions, making the right move as the yield on the 30-year Treasury bond increased, sending the value of bonds way down. As a matter of fact, 1999 was the bond market's worst calendar year since the 1920's.

    Our models also did well in Japan, as we stayed very positive on Japanese stocks all year long. Japan turned out to be one of the best performing markets of the year. Other highlights for the Fund were bigger-than-usual holdings in France and Finland, two European stock markets that did extremely well. Finally, our models were effective in the currency arena, especially in the new euro currency. As the euro lost value, we insulated the Fund against that move.

Q: WERE THERE ANY EVENTS LAST YEAR THAT HINDERED PERFORMANCE?

A: Our models viewed the rise in interest rates and the pressure on the bond market as negative factors for stocks, so we generally held a high level of cash for most of the year. The reduced stock market exposure limited our ability to make significant gains, as the high cash levels turned out to be overly cautious on the equity markets. However, we always stick to our discipline. Our models are reacting negatively to the hikes in interest rates by many central banks, including the Federal Reserve, the European Central Bank, and the Bank of England. As always, we would rather err on the side of caution.

Q: ARE YOUR MODELS STILL CAUTIOUS ON THE MARKETS?

A: As of this writing, we are trimming the Fund's equity exposure as interest rates continue to go higher, investor sentiment is overly optimistic, and market breadth is poor. All three of the areas we look at -- monetary, sentiment, and momentum -- show the indicators are weak. But, it is important to remember that our models can improve at any time.

                                                                JANUARY 18, 2000

(1) THE FUND'S BENCHMARK INDEX IS A COMPOSITE OF 50% OF THE RETURN OF THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX AND 50% OF THE RETURN OF THE SALOMON CURRENCY HEDGED WORLD GOVERNMENT BOND INDEX.
 THE INDICES ARE UNMANAGED, COMMONLY USED MEASURES OF FOREIGN STOCK AND BOND
    TOTAL RETURN PERFORMANCE AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
58

Phoenix-Zweig Managed Assets

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                                                INCEPTION        INCEPTION
                                                       1 YEAR    5 YEARS       TO 12/31/99         DATE
                                                       ------    -------       -----------       ---------
Class A Shares at NAV(2)                                 8.81%    13.00%           10.59%          2/8/93
Class A Shares at POP(3)                                 2.82     11.73             9.69           2/8/93
Class B Shares at NAV(2)                                 8.03        --            12.30           4/8/96
Class B Shares with CDSC(4)                              4.06        --            11.71           4/8/96
Class C Shares at NAV(2)                                 8.01     12.19             9.81           2/8/93
Class C Shares with CDSC(4)                              8.01     12.19             9.81           2/8/93
Class I Shares at NAV(2)                                 9.08        --            13.94          11/1/96
Balanced Benchmark(7)                                   14.26     11.90           Note 6           Note 6

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
         (5)            This chart illustrates POP returns on Class A Shares and
                        CDSC returns for Class C Shares since inception. Returns on Class B and Class I Shares will vary due to differing sales charges.
         (6)            Index performance is 11.63% for Class A and Class C
                        (since 2/28/93), 11.21% for Class B (since 4/30/96) and
                        11.53% for Class I (since 11/30/96), respectively.
         (7) The Balanced Benchmark is a composite index made up of 50% of the Morgan Stanley Capital International (MSCI)
                        World Index and 50% of the Salomon Currency Hedged World
                        Government Bond Index. The index's performance does not reflect sales charges.
                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PHOENIX-ZWEIG MANAGED  PHOENIX-ZWEIG MANAGED
            Assets Class A(5)      Assets Class C(5)  Balanced Benchmark(7)
2/8/93                 $9,450                $10,000                $10,000
93                    $10,582                $11,134                $11,864
94                    $10,272                $10,727                $12,101
95                    $11,942                $12,384                $13,926
96                    $13,113                $13,501                $15,039
97                    $15,141                $15,482                $16,060
98                    $17,393                $17,654                $18,577
99                    $18,924                $19,068                $21,226

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 2/8/93 (inception of the Fund) in Class A and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.50% on the initial investment. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                                                      12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States   44%
Japan           12%
France          12%
United Kingdom   8%
Germany          6%
Australia        5%
Spain            4%
Other            9%

Phoenix-Zweig Managed Assets

 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  Oracle Corp.                                                   1.5%
        MARKETS DATABASE-MANAGEMENT SOFTWARE
    2.  Nokia Oyj                                                      1.2%
        LEADING SUPPLIER OF DIGITAL MOBILE AND FIXED NETWORKS
    3.  France Telecom SA                                              0.8%
        PRINCIPAL PROVIDER OF TELECOMMUNICATIONS SERVICES IN FRANCE
    4.  United States Cellular Corp.                                   0.7%
        OPERATES CELLULAR TELEPHONE SYSTEMS
    5.  International Business Machines Corp.                          0.7%
        PROVIDES ADVANCE INFORMATION TECHNOLOGIES
    6.  Merck & Co., Inc.                                              0.6%
        MANUFACTURER OF ETHICAL DRUGS AND SPECIALTY CHEMICALS
    7.  Intel Corp.                                                    0.6%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    8.  Telefonaktiebolaget LM Ericsson Class B                        0.6%
        INTERNATIONAL LEADER IN TELECOMMUNICATIONS
    9.  AT&T Corp.                                                     0.6%
        PROVIDER OF TELECOMMUNICATIONS SERVICES
   10.  AXA-UAP ADR                                                    0.6%
        INSURANCE AND FINANCIAL SERVICES PROVIDER

                        INVESTMENTS AT DECEMBER 31, 1999


                                                  SHARES         VALUE
                                              --------------  ------------
COMMON STOCKS--18.6%

UNITED STATES--18.6%
AFLAC, Inc. (Insurance (Life/Health))...              12,000  $    566,250
AT&T Corp. (Telecommunications (Long
Distance))..............................              62,000     3,146,500

Alberto-Culver Co. Class B (Personal
Care)...................................              13,000       335,563
Alcoa, Inc. (Aluminum)..................              12,000       996,000
Allergan, Inc. (Health Care
(Diversified))..........................              24,000     1,194,000
Amgen, Inc. (Biotechnology)(b)..........              24,000     1,441,500
Bear Stearns Cos., Inc. (The)
(Investment Banking/Brokerage)..........               5,250       224,438

Bell Atlantic Corp. (Telephone).........              30,720     1,891,200
Biogen, Inc. (Biotechnology)(b).........              20,000     1,690,000
Brinker International, Inc.
(Restaurants)(b)........................              20,000       480,000
Brunswick Corp. (Leisure Time
(Products)).............................              37,000       823,250
CBS Corp. (Broadcasting (Television,
Radio & Cable))(b)......................               9,000       575,437

CIGNA Corp. (Insurance (Multi-Line))....               8,000       644,500
CNF Transportation, Inc. (Air
Freight)................................               9,000       310,500
Chase Manhattan Corp. (The) (Banks
(Money Center)).........................              37,000     2,874,437

Colgate-Palmolive Co. (Household
Products (Non-Durable)).................              40,000     2,600,000

Computer Sciences Corp. (Services
(Computer Systems))(b)..................               8,000       757,000

                                                  SHARES         VALUE
                                              --------------  ------------
UNITED STATES--CONTINUED

Consolidated Natural Gas Co. (Natural
Gas)....................................              20,000  $  1,298,750
Coors (Adolph) Co. Class B (Beverages
(Alcoholic))............................               9,000       472,500

Diamond Offshore Drilling, Inc. (Oil &
Gas (Drilling & Equipment)).............              25,000       764,063

Dow Chemical Co. (The) (Chemicals)......              18,000     2,405,250
Exxon Mobil Corp. (Oil (International
Integrated))............................               9,000       725,063

Fannie Mae (Financial (Diversified))....              12,000       749,250
Federated Department Stores, Inc.
(Retail (Department Stores))(b).........              56,000     2,831,500

FleetBoston Financial Corp. (Banks
(Major Regional)).......................              45,000     1,566,562

Freeport-McMoRan Copper & Gold, Inc.
(Metals Mining)(b)......................              23,000       485,875

General Electric Co. (Electrical
Equipment)..............................               9,000     1,392,750
General Motors Corp. (Automobiles)......              10,000       726,875
Halliburton Co. (Oil & Gas (Drilling &
Equipment)).............................              11,000       442,750

Harrah's Entertainment, Inc. (Gaming,
Lottery & Pari-mutuel Companies)(b).....              29,000       766,687

Hewlett-Packard Co. (Computers
(Hardware)).............................              20,000     2,278,750

60                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets


                                                  SHARES         VALUE
                                              --------------  ------------
UNITED STATES--CONTINUED
Honeywell International, Inc.
(Manufacturing (Diversified))...........              32,000  $  1,846,000

Household International, Inc. (Consumer
Finance)................................              12,599       469,313

IBP, Inc. (Foods).......................              46,000       828,000
Intel Corp. (Electronics
(Semiconductors)).......................              39,000     3,210,187
International Business Machines Corp.
(Computers (Hardware))..................              33,000     3,564,000

Interpublic Group of Companies, Inc.
(The) (Services
(Advertising/Marketing))................               8,000       461,500

Johnson & Johnson (Health Care
(Diversified))..........................               9,000       838,125

Kimberly-Clark Corp. (Household Products
(Non-Durable))..........................               4,000       261,000

Kmart Corp. (Retail (General
Merchandise))(b)........................              40,000       402,500
Knight-Ridder, Inc. (Publishing
(Newspapers))...........................               5,000       297,500
Limited, Inc. (The) (Retail
(Specialty-Apparel))....................              30,000     1,299,375
Lucent Technologies, Inc.
(Communications Equipment)..............              26,000     1,945,125

Merck & Co., Inc. (Health Care
(Drugs-Major Pharmaceuticals))..........              50,000     3,353,125

Merrill Lynch & Co., Inc. (Investment
Banking/Brokerage)......................               2,000       167,000

Microsoft Corp. (Computers (Software &
Services))(b)...........................               8,000       934,000

Minnesota Mining and Manufacturing Co.
(Manufacturing (Diversified))...........              13,000     1,272,375

Morgan Stanley Dean Witter & Co.
(Financial (Diversified))...............               7,000       999,250

Navistar International Corp. (Trucks &
Parts)..................................              14,000       663,250
New York Times Co. (The) Class A
(Publishing (Newspapers))...............              28,000     1,375,500

Newmont Mining Corp. (Gold & Precious
Metals Mining)..........................              19,000       465,500

                                                  SHARES         VALUE
                                              --------------  ------------
UNITED STATES--CONTINUED

Oracle Corp. (Computers (Software &
Services))(b)...........................              69,000  $  7,732,312

PNC Bank Corp. (Banks (Major
Regional))..............................              50,000     2,225,000
Pfizer, Inc. (Health Care (Drugs-Major
Pharmaceuticals)).......................              21,000       681,187

Phillips Petroleum Co. (Oil (Domestic
Integrated))............................              45,000     2,115,000

Procter & Gamble Co. (The) (Household
Products (Non-Durable)).................              21,000     2,300,813

SBC Communications, Inc. (Telephone)....              40,796     1,988,805
SUPERVALU, Inc. (Distributors (Food &
Health))................................              13,000       260,000

Schering-Plough Corp. (Health Care
(Drugs-Major Pharmaceuticals))..........              40,000     1,687,500

Scientific-Atlanta, Inc. (Communications
Equipment)..............................              22,000     1,223,750

Springs Industries, Inc. Class A
(Textiles (Home Furnishings))...........              13,000       519,188

TJX Cos., Inc. (The) (Retail (Specialty-
Apparel))...............................              26,000       531,375

Texaco, Inc. (Oil (International
Integrated))............................              29,000     1,575,063
Tidewater, Inc. (Oil & Gas (Drilling &
Equipment)).............................              35,000     1,260,000

U S West, Inc. (Telephone)..............              30,000     2,160,000
UAL Corp. (Airlines)(b).................               6,000       465,375
USX-U.S. Steel Group (Iron & Steel).....              10,000       330,000
Union Carbide Corp. (Chemicals).........               5,000       333,750
United States Cellular Corp.
(Telecommunications
(Cellular/Wireless))(b).................              38,000     3,835,625

Unocal Corp. (Oil & Gas (Exploration &
Production))............................              20,000       671,250

UtiliCorp United, Inc. (Electric
Companies)..............................              32,000       622,000
Viacom, Inc. Class B
(Entertainment)(b)......................              18,000     1,087,875
Weyerhaeuser Co. (Paper & Forest
Products)...............................               5,000       359,063

                       See Notes to Financial Statements                      61

Phoenix-Zweig Managed Assets


                                                  SHARES         VALUE
                                              --------------  ------------
UNITED STATES--CONTINUED
Whirlpool Corp. (Household Furnishings &
Appliances).............................              23,000  $  1,496,437
                                                              ------------
                                                                97,571,193
                                                              ------------
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $60,312,608)                                   97,571,193
--------------------------------------------------------------------------

FOREIGN COMMON STOCKS--23.8%

AUSTRALIA--2.0%
Brambles Industries Ltd. (Services
(Commercial & Consumer))................              33,860       937,069

Cable & Wireless Optus Ltd.
(Telephone)(b)..........................             385,900     1,290,500
Colonial Ltd. (Financial
(Diversified))..........................             109,500       489,922
Commonwealth Bank of Australia (Banks
(Major Regional)).......................             155,000     2,671,132

Lend Lease Corp., Ltd. (Financial
(Diversified))..........................              67,000       939,365

Publishing & Broadcasting Ltd.
(Broadcasting (Television, Radio &
Cable)).................................             144,000     1,100,291
Rio Tinto Ltd. (Metals Mining)..........              31,600       679,327
TAB Ltd. (Gaming, Lottery & Pari-mutuel
Companies)..............................             204,600       373,694

Telstra Corp. Ltd. (Telephone)..........             164,000       892,153
Telstra Corp., Ltd. (Telephone)(b)......             135,000       476,292
Woodside Petroleum Ltd. (Oil & Gas
(Exploration & Production)).............              72,100       532,909
                                                              ------------
                                                                10,382,654
                                                              ------------

FINLAND--1.5%
Merita PLC (Banks (Major Regional)).....              64,400       379,434
Metso Oyj (Machinery
(Diversified))(b).......................               4,500        58,465
Nokia Oyj (Communications Equipment)....              35,400     6,417,565
Sampo Insurance Co., Ltd. Class A
(Insurance (Property-Casualty)).........               2,100        73,391

Sonera Oyj (Telephone)..................              10,400       712,781
Tietoenator Oyj (Services (Data
Processing))............................               2,200       137,375
UPM-Kymmene Oyj (Paper & Forest
Products)...............................               8,500       342,431
                                                              ------------
                                                                 8,121,442
                                                              ------------

                                                  SHARES         VALUE
                                              --------------  ------------

FRANCE--5.0%
Air Liquide SA (Chemicals
(Specialty))............................               5,906  $    988,596
Alcatel (Communications Equipment)......               7,500     1,722,228
Aventis SA (Chemicals
(Diversified))(b).......................               3,338       193,644
Axa (Insurance (Multi-Line))............              22,300     3,108,390
Banque Nationale de Paris (Banks (Major
Regional))..............................               9,150       844,133

Carrefour SA (Retail (Food Chains)).....              12,180     2,246,105
Compagnie de Saint-Gobain (Manufacturing
(Diversified))..........................               6,150     1,156,416

France Telecom SA (Telephone)...........              33,200     4,390,331
L'Oreal SA (Household Products (Non-
Durable))...............................               3,400     2,727,465

LVMH (Beverages (Alcoholic))............               3,550     1,589,974
Promodes (Retail (Food Chains)).........                 800       866,150
Schneider Electric SA (Electrical
Equipment)..............................               6,250       490,671
Simco SA (Financial (Diversified))......               6,600       534,102
Total Fina SA Class B (Oil & Gas
(Refining & Marketing)).................              23,161     3,090,777

Vivendi (Manufacturing (Diversified))...              23,550     2,126,355
                                                              ------------
                                                                26,075,337
                                                              ------------

GERMANY--2.7%
Allianz AG Vinkulierte Registered Shares
(Insurance (Multi-Line))................               5,250     1,763,395

Bayer AG (Chemicals (Diversified))......              39,700     1,879,243
Celanese AG (Chemicals
(Specialty))(b).........................                 244         4,448
DaimlerChrysler AG (Automobiles)........              20,160     1,567,481
Deutsche Bank AG (Banks (Major
Regional))..............................               8,700       734,711
Deutsche Telekom AG (Telephone).........              15,000     1,068,083
Dresdner Bank AG (Banks (Major
Regional))..............................              16,500       897,371
HypoVereinsbank AG (Banks (Major
Regional))..............................               6,250       426,780
Karstadt AG (Retail (Food Chains))......               7,500       300,634
Mannesmann AG (Telephone)...............               8,050     1,941,761
RWE AG (Manufacturing (Diversified))....              19,550       765,933
Siemens AG (Electronics (Component
Distributors))..........................              16,200     2,060,691

Viag AG (Manufacturing (Diversified))...              23,400       428,925
Volkswagen AG (Automobiles).............               6,800       383,181
                                                              ------------
                                                                14,222,637
                                                              ------------

62                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets


                                                  SHARES         VALUE
                                              --------------  ------------
ITALY--1.2%
Assicurazioni Generali (Insurance
(Life/Health))..........................              21,198  $    700,266
Benetton Group SPA (Textiles
(Apparel))..............................              96,617       221,862
Beni Stabili SPA (Financial
(Diversified))(b).......................              26,222         9,243
Edison SPA (Electric Companies).........              13,496       110,643
Eni SPA (Oil (Domestic Integrated)).....             128,807       708,315
Fiat SPA (Automobiles)..................              10,156       289,981
Mediaset SPA (Broadcasting (Television,
Radio & Cable)).........................              19,587       304,586

Mediobanca SPA (Banks (Major
Regional))..............................              17,635       179,920
Pirelli SPA (Auto Parts & Equipment)....             103,067       282,866
Riunione Adriatica di Sicurta SPA
(Insurance (Multi-Line))................              22,014       220,827

San Paolo-IMI SPA (Banks (Major
Regional))..............................              26,222       356,264
Sirti SPA (Engineering &
Construction)...........................              19,582        70,013
Snia SPA (Manufacturing
(Diversified))..........................              29,050        31,247
Telecom Italia Mobile SPA (Telephone)...             109,816     1,226,568
Telecom Italia SPA (Telephone)..........              64,095       903,747
UniCredito Italiano SPA (Banks (Major
Regional))..............................             134,443       660,773
                                                              ------------
                                                                 6,277,121
                                                              ------------

JAPAN--5.3%
Acom Co., Ltd. (Consumer Finance).......               4,500       440,883
Aiful Corp. (Consumer Finance)..........               6,840       836,841
Ajinomoto Co., Inc. (Foods).............              12,000       125,086
Asahi Bank Ltd. (The) (Banks (Major
Regional))..............................              26,000       160,321

Asahi Breweries Ltd. (Beverages
(Alcoholic))............................              14,000       153,196
Asahi Chemical Industry Co. Ltd.
(Chemicals (Specialty)).................              26,000       133,601

Asahi Glass Co. Ltd. (Construction
(Cement & Aggregates))..................              17,000       131,614

Bank of Tokyo-Mitsubishi Ltd. (The)
(Banks (Major Regional))................              61,000       850,191

Bridgestone Corp. (Auto Parts &
Equipment)..............................               8,000       176,177
Canon, Inc. (Office Equipment &
Supplies)...............................              25,000       993,442
Daiwa House Industry Co., Ltd.
(Homebuilding)..........................              10,000        74,386

Daiwa Securities Group, Inc. (Investment
Banking/Brokerage)......................              26,000       406,910

                                                  SHARES         VALUE
                                              --------------  ------------
JAPAN--CONTINUED

Denso Corp. (Auto Parts & Equipment)....              13,000  $    310,463
East Japan Railway Co. (Railroads)......                  42       226,505
Fanuc Ltd. (Machinery (Diversified))....               2,800       356,543
Fuji Bank Ltd. (The) (Banks (Major
Regional))..............................              35,000       340,168
Fuji Photo Film Co.
(Photography/Imaging)...................              18,000       657,140
Fujikura Ltd. (Electrical Equipment)....               4,000        15,895
Fujitsu Ltd. (Computers (Hardware)).....              14,000       638,544
Hitachi Credit Corp. (Consumer
Finance)................................              15,100       306,670
Hitachi Ltd. (Electronics (Component
Distributors))..........................              44,000       706,274

Hokuetsu Paper Mills Ltd. (Paper &
Forest Products)........................              42,000       249,936

Honda Motor Co. Ltd. (Automobiles)......              12,000       446,315
Industrial Bank of Japan Ltd. (The)
(Banks (Major Regional))................              33,000       318,146

Ito-Yokado Co., Ltd. (Retail (Food
Chains))................................               3,000       325,927
Kansai Electric Power Co., Inc. (The)
(Electric Companies)....................              14,300       249,274

Kawasaki Steel Corp. (Iron &
Steel)(b)...............................             410,000       734,364
Keio Electric Railway Co., Ltd. (Retail
(Department Stores))....................              63,000       210,267

Kinki Nippon Railway Co., Ltd.
(Railroads).............................              29,000       116,375
Kirin Brewery Co., Ltd. (Beverages
(Alcoholic))............................              15,000       157,825
Kuraray Co., Ltd. (Chemicals
(Specialty))............................              49,000       496,379
Kyocera Corp. (Electronics (Component
Distributors))..........................               2,800       726,241

Kyowa Hakko Kogyo Co., Ltd. (Health Care
(Diversified))..........................              53,000       317,990

Marui Co., Ltd. (Retail (Department
Stores))................................               7,000       104,551
Matsushita Electric Industrial Co., Ltd.
(Electronics (Component
Distributors))..........................              16,000       443,183

Minebea Co., Ltd. (Machinery
(Diversified))..........................              17,000       291,681
Mitsubishi Chemical Corp. (Chemicals
(Specialty))............................              38,000       133,894

Mitsubishi Corp. (Distributors (Food &
Health))................................              80,000       617,794

Mitsubishi Heavy Industries Ltd.
(Machinery (Diversified))...............              34,000       113,478

                       See Notes to Financial Statements                      63

Phoenix-Zweig Managed Assets


                                                  SHARES         VALUE
                                              --------------  ------------
JAPAN--CONTINUED
Mitsui & Co., Ltd. (Distributors (Food &
Health))................................              29,000  $    202,946

Murata Manufacturing Co., Ltd.
(Electronics (Component
Distributors))..........................               4,000       939,610

NGK Insulators Ltd. (Electrical
Equipment)..............................              24,000       178,291
Nichiro Corp. (Foods)...................              45,000        66,066
Nippon Flour Mills Co., Ltd. (Foods)....              30,000        66,066
Nippon Soda Co., Ltd. (Chemicals
(Specialty))............................              19,000        38,309
Nippon Steel Corp. (Iron & Steel).......             125,000       292,405
Nippon Telegraph & Telephone Corp.
(Telephone).............................                 100     1,712,832

Nippon Yusen Kabushiki Kaisha
(Shipping)..............................              51,000       208,652
Nissan Motor Co., Ltd.
(Automobiles)(b)........................              22,000        86,562
Nisshin Flour Milling Co., Ltd.
(Agricultural Products).................              25,000       172,507

Obayashi Corp. (Engineering &
Construction)...........................              62,000       293,100
Oji Paper Co., Ltd. (Paper & Forest
Products)...............................              19,000       114,368
Osaka Gas Co., Ltd. (Natural Gas).......               7,000        16,854
Promise Co., Ltd. (Consumer Finance)....               4,100       208,672
Rohm Co., Ltd. (Electronics
(Semiconductors)).......................               1,000       411,080
Sakura Bank Ltd. (The) (Banks (Major
Regional))..............................              50,000       289,713

Sankyo Co., Ltd. (Health Care
(Drugs-Major Pharmaceuticals))..........               6,000       123,324

Sanwa Bank Ltd. (The) (Banks (Major
Regional))..............................              10,000       121,660

Sanyo Electric Co., Ltd. (Electronics
(Component Distributors))...............              35,000       142,165
Sekisui House, Ltd. (Homebuilding)......              13,000       115,151
Shinagawa Refractories Co., Ltd.
(Construction (Cement & Aggregates))....              22,000        48,664

Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty))............................               7,000       301,458

Shizuoka Bank Ltd. (The) (Banks (Major
Regional))..............................               5,000        51,287

Showa Shell Sekiyu K.K. (Oil & Gas
(Refining & Marketing)).................              25,000       110,355

                                                  SHARES         VALUE
                                              --------------  ------------
JAPAN--CONTINUED

Sony Corp. (Household Furnishings &
Appliances).............................               7,400  $  2,194,578

Sumitomo Bank Ltd. (The) (Banks (Major
Regional))..............................              47,000       643,565

Sumitomo Chemical Co., Ltd. (Chemicals
(Specialty))............................              29,000       136,244

Sumitomo Electric Industries (Electrical
Equipment)..............................              13,000       150,269

Sumitomo Marine & Fire Insurance Co.,
Ltd. (The) (Insurance
(Property-Casualty))....................              43,000       265,146

Takeda Chemical Industries, Ltd. (Health
Care (Drugs-Major Pharmaceuticals)).....              18,000       889,694

Takefuji Corp. (Consumer Finance).......               4,800       600,881
Toa Corp. (Engineering &
Construction)...........................               1,000         1,360
Toho Zinc Co., Ltd. (Metals Mining).....               6,000        10,336
Tokai Bank Ltd. (The) (Banks (Major
Regional))..............................              22,000       138,671

Tokyo Electric Power Co., Inc. (The)
(Electric Companies)....................              16,000       429,089

Toppan Printing Co., Ltd. (Specialty
Printing)...............................              13,000       129,784
Toray Industries, Inc. (Textiles (Home
Furnishings))...........................              25,000        96,897

Toyoda Automatic Loom Works, Ltd. (Auto
Parts & Equipment)......................               4,000        83,586

Toyota Motor Corp. (Automobiles)........              26,000     1,259,665
Yamanouchi Pharmaceutical Co., Ltd.
(Health Care (Diversified)).............               6,000       209,651
                                                              ------------
                                                                27,645,983
                                                              ------------

SPAIN--1.8%
Acerinox SA (Iron & Steel)..............               2,356        93,965
Altadis SA (Tobacco)....................              14,676       209,889
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks (Major
Regional))..............................              21,462       504,289

Autopistas, Concesionaria Espanola SA
(Services (Commercial & Consumer))......              14,100       137,038

64                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets


                                                  SHARES         VALUE
                                              --------------  ------------
SPAIN--CONTINUED
Banco Bilbao Vizcaya SA (Banks (Major
Regional))..............................              67,814  $    965,747
Banco Espanol de Credito SA (Banks
(Major Regional))(b)....................               4,905        77,856

Banco Santander Central Hispano SA
(Banks (Major Regional))................             134,471     1,522,262

Centros Comerciales Pryca, SA (Retail
(Food Chains))..........................               1,163        18,167

Corporacion Financiera Alba, SA
(Financial (Diversified))...............               4,515       154,426

Corporacion Mapfre (Insurance (Property-
Casualty))..............................               8,400       138,068

Endesa SA (Electric Companies)..........              38,569       765,631
Fomento de Construcciones y Contratas SA
(Engineering & Construction)............               6,130       124,711

Groupo Dragados SA (Engineering &
Construction)...........................              14,088       124,293

Iberdrola SA (Electric Companies).......              39,076       541,531
Repsol-YPF SA (Oil & Gas (Refining &
Marketing)).............................              45,285     1,049,915

Sociedad General de Augas de Barcelona,
SA (Waste Management)...................               8,922       130,653

Telefonica SA (Telephone)(b)............             115,329     2,880,612
Union Electrica Fenosa, SA (Electric
Companies)..............................              12,042       210,301
                                                              ------------
                                                                 9,649,354
                                                              ------------

SWEDEN--1.0%
ForeningsSparbanken AB (Banks (Major
Regional))..............................              16,100       236,542

Hennes & Mauritz AB Class B (Retail
(Specialty-Apparel))....................              25,600       857,546

Skandia Forsakrings AB (Insurance (Life/
Health))................................              15,400       465,186

Svenska Handlesbanken AB Class A (Banks
(Major Regional)).......................              21,500       270,393

                                                  SHARES         VALUE
                                              --------------  ------------
SWEDEN--CONTINUED

Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment)..............              49,500  $  3,182,475
                                                              ------------
                                                                 5,012,142
                                                              ------------

UNITED KINGDOM--3.3%
Abbey National PLC (Financial
(Diversified))..........................              25,200       402,985
Allied Zurich PLC (Financial
(Diversified))..........................              25,950       305,785
BAA PLC (Services (Commercial &
Consumer))..............................              13,400        94,156

BOC Group PLC (Chemicals (Specialty))...              16,077       345,390
BP Amoco PLC (Oil (Domestic
Integrated))............................             123,200     1,238,806
Bass PLC (Beverages (Alcoholic))........              20,927       260,455
Boots Co. PLC (Retail (Drug Stores))....              16,015       155,732
British American Tobacco PLC
(Tobacco)...............................              33,350       189,489
British Telecommunications PLC
(Telephone).............................             109,600     2,678,568
Cable & Wireless PLC (Telephone)........              14,781       250,457
Cadbury Schweppes PLC (Foods)...........              29,336       177,225
Caradon PLC (Building Materials)........              11,340        28,575
De La Rue PLC (Office Equipment &
Supplies)...............................               4,600        26,006

Glaxo Wellcome PLC (Health Care (Drugs-
Major Pharmaceuticals)).................              50,600     1,430,348

Great Universal Stores PLC (The) (Retail
(Home Shopping))........................              15,800        92,389

HSBC Holdings PLC (Financial
(Diversified))..........................             131,100     1,827,539
Hanson PLC (Construction (Cement &
Aggregates))............................              10,121        84,848

Hilton Group PLC (Gaming, Lottery &
Pari-mutuel Companies)..................              18,800        60,204

Imperial Chemical Industries PLC
(Chemicals (Diversified))...............              23,700       250,943

Invensys PLC (Machinery
(Diversified))..........................              45,200       246,049
Kingfisher PLC (Retail (Specialty)).....              31,400       348,449
Land Securities PLC (Financial
(Diversified))..........................              21,400       239,898
Lloyds TSB Group PLC (Financial
(Diversified))..........................              50,100       626,776

Marks & Spencer PLC (Retail (Department
Stores))................................              35,964       171,228

National Power PLC (Electric
Companies)..............................              13,500        78,176

                       See Notes to Financial Statements                      65

Phoenix-Zweig Managed Assets


                                                  SHARES         VALUE
                                              --------------  ------------
UNITED KINGDOM--CONTINUED
National Westminster Bank PLC (Banks
(Major Regional)).......................              15,302  $    328,740

Prudential PLC (Insurance
(Life/Health))..........................              66,600     1,312,464
RMC Group PLC (Construction (Cement &
Aggregates))............................               8,500       114,646
Railtrack Group PLC (Railroads).........               8,800       147,832
Rank Group PLC (Entertainment)..........              10,000        31,902
Reed International PLC (Publishing).....              48,950       366,485
Royal Bank of Scotland Group PLC (Banks
(Major Regional)).......................              12,772       226,524

ScottishPower PLC (Electric
Companies)..............................              19,200       145,455
Shell Transport & Trading Co. PLC (Oil
(Domestic Integrated))..................             120,000       997,286
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))..........              42,422       541,342
South African Breweries PLC (Beverages
(Alcoholic))............................              20,000       203,412

TI Group PLC (Manufacturing
(Diversified))..........................              36,335       269,983
Tarmac PLC (Construction (Cement &
Aggregates))............................              14,320       132,657
Tesco PLC (Retail (Food Chains))........             142,800       434,227
Unilever PLC (Foods)....................              38,075       280,144
United Biscuits (Holdings) PLC
(Foods).................................              29,511       126,562
Williams PLC (Services (Commercial &
Consumer))..............................              34,628       158,295

Wolseley PLC (Distributors (Food &
Health))................................              15,400       118,097
                                                              ------------
                                                                17,546,529
                                                              ------------
--------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $75,028,050)                                  124,933,199
--------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS--0.0%

ITALY--0.0%
Fiat SPA-Preferred (Automobiles)........               7,403       106,993
--------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $119,170)                                         106,993
--------------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)        VALUE
                                ------------  --------  -------------
U.S. GOVERNMENT SECURITIES--10.1%

U.S. TREASURY BONDS--1.4%
U.S. Treasury Bonds 8.75%,
8/15/20.......................      AAA       $ 2,900   $   3,512,543
U.S. Treasury Bonds 6.375%,
8/15/27.......................      AAA         1,700       1,631,728
U.S. Treasury Bonds 5.25%,
2/15/29.......................      AAA         2,400       1,986,848
                                                        -------------
                                                            7,131,119
                                                        -------------

U.S. TREASURY NOTES--8.7%
U.S. Treasury Inflationary
Notes 3.625%, 1/15/08(d)......      AAA        12,128      11,552,648

U.S. Treasury Notes 6.25%,
8/31/00.......................      AAA        10,400      10,418,114
U.S. Treasury Notes 10.75%,
5/15/03.......................      AAA         7,000       7,912,301
U.S. Treasury Notes 7.50%,
2/15/05.......................      AAA         7,100       7,402,794
U.S. Treasury Notes 6.125%,
8/15/07.......................      AAA         9,000       8,777,499
                                                        -------------
                                                           46,063,356
                                                        -------------
---------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $55,070,272)                              53,194,475
---------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--0.9%
Freddie Mac 5.125%,
10/15/08......................      AAA         5,100       4,473,760
---------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,925,019)                                4,473,760
---------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--12.4%

DENMARK--1.1%
Kingdom of Denmark 6%,
11/15/09(c)...................      Aaa        40,000(f)     5,556,367

FINLAND--1.0%
Government of Finland 5%,
4/25/09.......................      AA+         5,300(g)     5,142,281

FRANCE--1.6%
Government of France 5.50%,
10/25/07......................      AAA         8,507(g)     8,627,457

GERMANY--1.6%
Deutschland Republic 6%,
7/4/07........................      AAA         7,848(g)     8,264,105

ITALY--0.8%
Republic of Italy 6.75%,
7/1/07........................       AA         3,873(g)     4,209,306

NEW ZEALAND--1.0%
Government of New Zealand 7%,
7/15/09.......................      AAA        10,000(h)     5,114,965

SPAIN--1.4%
Government of Spain 6%,
1/31/08.......................      AA+         7,332(g)     7,628,322

66                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)        VALUE
                                ------------  --------  -------------
SWEDEN--1.2%
Government of Sweden 9%,
4/20/09.......................      AAA        44,000(i) $   6,369,972
UNITED KINGDOM--2.7%
UK Treasury 7.25%, 12/7/07....      AAA         1,200(j)     2,111,650
UK Treasury 8.50%, 7/16/07....      AAA         6,400(j)    11,947,535
                                                        -------------
                                                           14,059,185
                                                        -------------
---------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $68,777,081)                              64,971,960
---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--65.8%
(IDENTIFIED COST $264,232,200)                            345,251,580
---------------------------------------------------------------------

                                                PAR
                                               VALUE
                                               (000)       VALUE
                                              -------  -------------
SHORT-TERM OBLIGATIONS--34.0%
U.S. GOVERNMENT SECURITIES--0.3%
U.S. Treasury Bill 5.01%, 2/3/00(e).....      $ 1,000        995,407
U.S. Treasury Bill 5.21%, 3/9/00(e).....          500        495,352
                                                       -------------
                                                           1,490,759
                                                       -------------
FEDERAL AGENCY SECURITIES--19.9%
FMC Discount Note 5.80%, 1/13/00........       10,000      9,980,667
FMC Discount Note 5.70%, 1/18/00........       10,000      9,973,083
FC Discount Note 5.75%, 1/19/00.........       10,000      9,971,250
FMC Discount Note 4%, 1/20/00...........       20,000     19,957,778
FC Discount Note 5.80%, 1/27/00.........       10,000      9,958,111
FMC Discount Note 5.60%, 1/27/00........       10,000      9,959,556
                                                PAR
                                               VALUE
                                               (000)       VALUE
                                              -------  -------------
FEDERAL AGENCY SECURITIES--CONTINUED

FHLB Discount Corp. 5.75%, 2/9/00.......      $15,000  $  14,906,562
FMC Discount Note 5.60%, 2/11/00........       10,000      9,942,261
Fannie Mae Discount Note 5.67%,
2/24/00.................................       10,000      9,914,805
                                                       -------------
                                                         104,564,073
                                                       -------------

REPURCHASE AGREEMENTS--13.8%
Morgan Stanley & Co., Inc. repurchase
agreement 2.75%, dated 12/31/99 due
1/3/00, repurchase price $44,403,173
collateralized by Fannie Mae Bonds 5.50%
to 9.50%, 9/1/06 to 12/1/29, market
value $45,725,059.......................       44,393     44,393,000

Prudential Securities, Inc. repurchase
agreement 2.60%, dated 12/31/99 due
1/3/00, repurchase price $28,006,067
collateralized by U.S. Treasury Note
15.75%, 11/15/01, market value
$28,560,606.............................       28,000     28,000,000
                                                       -------------
                                                          72,393,000
                                                       -------------
--------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $178,449,567)                           178,447,832
--------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $442,681,767)                           523,699,412(a)
Cash and receivables, less liabilities--0.2%               1,137,428
                                                       -------------
NET ASSETS--100.0%                                     $ 524,836,840
                                                       =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $ 90,212,563 and gross depreciation of $9,886,206 for federal income tax purposes. At December 31,1999, the aggregate cost of securities for federal income tax purposes was $443,373,055.
(b)  Non-income producing.
(c)  As rated by Moodys, Fitch or Duff & Phelps.
(d) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(e)  All or a portion segregated as collateral.
(f)  Par value represents Danish Krone.
(g)  Par value represents Euro.
(h)  Par value represents New Zealand Dollar.
(i)  Par value represents Swedish Krona.
(j)  Par value represents British Pound.

                       See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF THE VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Agency Mortgage-Backed Securities.......      1.3%
Agricultural Products...................      0.1
Air Freight.............................      0.1
Airlines................................      0.1
Aluminum................................      0.3
Auto Parts & Equipment..................      0.2
Automobiles.............................      1.4
Banks (Major Regional)..................      5.2
Banks (Money Center)....................      0.8
Beverages (Alcoholic)...................      0.8
Biotechnology...........................      0.9
Broadcasting (Television, Radio &
  Cable)................................      0.6
Building Materials......................      0.1
Chemicals (Diversified).................      0.7
Chemicals (Specialty)...................      0.7
Chemicals...............................      0.8
Communications Equipment................      4.2
Computers (Hardware)....................      1.9
Computers (Software & Services).........      2.5
Construction (Cement & Aggregates)......      0.1
Consumer Finance........................      0.8
Distributors (Food & Health)............      0.3
Electric Companies......................      0.9
Electrical Equipment....................      0.6
Electronics (Component Distributors)....      1.5
Electronics (Semiconductors)............      1.0
Engineering & Construction..............      0.2
Entertainment...........................      0.3
Financial (Diversified).................      2.1
Foods...................................      0.5
Foreign Government Securities...........     18.8
Gaming, Lottery & Pari-mutuel
  Companies.............................      0.3
Gold & Precious Metals Mining...........      0.1
Health Care (Diversified)...............      0.7
Health Care (Drugs-Major
  Pharmaceuticals)......................      2.5
Homebuilding............................      0.1
Household Furnishings & Appliances......      1.1
Household Products (Non-Durable)........      2.3
Insurance (Life/Health).................      0.9
Insurance (Multi-Line)..................      1.7
Insurance (Property-Casualty)...........      0.1
Investment Banking/Brokerage............      0.2
Iron & Steel............................      0.4
Leisure Time (Products).................      0.2%
Machinery (Diversified).................      0.3
Manufacturing (Diversified).............      2.3
Metals Mining...........................      0.3
Natural Gas.............................      0.4
Office Equipment & Supplies.............      0.3
Oil & Gas (Drilling & Equipment)........      0.7
Oil & Gas (Exploration & Production)....      0.3
Oil & Gas (Refining & Marketing)........      1.2
Oil (Domestic Integrated)...............      1.5
Oil (International Integrated)..........      0.7
Paper & Forest Products.................      0.3
Personal Care...........................      0.1
Photography/Imaging.....................      0.2
Publishing (Newspapers).................      0.5
Publishing..............................      0.1
Railroads...............................      0.1
Restaurants.............................      0.1
Retail (Department Stores)..............      1.0
Retail (Drug Stores)....................      0.1
Retail (Food Chains)....................      1.2
Retail (General Merchandise)............      0.1
Retail (Home Shopping)..................      0.1
Retail (Specialty)......................      0.1
Retail (Specialty-Apparel)..............      0.8
Services (Advertising/Marketing)........      0.1
Services (Commercial & Consumer)........      0.4
Services (Computer Systems).............      0.2
Services (Data Processing)..............      0.1
Shipping................................      0.1
Specialty Printing......................      0.1
Telecommunications
  (Cellular/Wireless)...................      1.1
Telecommunications (Long Distance)......      0.9
Telephone...............................      7.7
Textiles (Apparel)......................      0.1
Textiles (Home Furnishings).............      0.2
Tobacco.................................      0.1
Trucks & Parts..........................      0.2
U.S. Government Securities..............     15.4
Waste Management........................      0.1
                                          -------
                                            100.0%
                                          =======

Phoenix-Zweig Managed Assets

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value,
  exclusive of repurchase
  agreements (Identified cost
  $370,288,767)                      $451,306,412
Repurchase agreements, at value
  (Identified cost $72,393,000)        72,393,000
Foreign currency at value
  (Identified cost $166,471)              167,321
Cash                                       12,316
Gross unrealized appreciation on
  forward foreign currency
  contracts                               834,240
Receivables
  Dividends and interest                3,333,380
  Tax reclaims                            423,016
  Fund shares sold                        105,234
Prepaid expenses                            9,141
                                     ------------
    Total assets                      528,584,060
                                     ------------
LIABILITIES
Gross unrealized depreciation on
  forward foreign currency
  contracts                             1,125,454
Payables
  Fund shares repurchased               1,338,951
  Investment advisory fee                 441,360
  Distribution fee                        378,674
  Transfer agent fee                      248,701
  Financial agent fee                      38,673
  Trustees' fee                             6,513
Accrued expenses                          168,894
                                     ------------
    Total liabilities                   3,747,220
                                     ------------
NET ASSETS                           $524,836,840
                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                $426,752,715
Undistributed net investment income     2,710,988
Accumulated net realized gain          14,728,844
Net unrealized appreciation            80,644,293
                                     ------------
NET ASSETS                           $524,836,840
                                     ============
CLASS A
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $103,267,214)                  7,355,413
Net asset value per share                  $14.04
Offering price per share
  $14.04/(1-5.50%)                         $14.86
CLASS B
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $39,909,701)                   2,821,192
Net asset value and offering price
  per share                                $14.15
CLASS C
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $379,445,462)                 27,255,420
Net asset value and offering price
  per share                                $13.92
CLASS I
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $2,214,463)                      156,147
Net asset value and offering price
  per share                                $14.18

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                              $15,830,189
Dividends                               4,627,057
Foreign taxes withheld                    (79,698)
                                      -----------
    Total investment income            20,377,548
                                      -----------
EXPENSES
Investment advisory fee                 5,597,860
Distribution fee, Class A                 333,146
Distribution fee, Class B                 397,812
Distribution fee, Class C               4,068,484
Financial agent fee                       160,986
Transfer agent                            606,626
Custodian                                 176,868
Printing                                   86,865
Professional                               67,124
Registration                               48,571
Trustees                                   19,875
Miscellaneous                              18,200
                                      -----------
    Total expenses                     11,582,417
                                      -----------
NET INVESTMENT INCOME                   8,795,131
                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities        55,008,032
Net realized loss on futures
  contracts                            (3,277,612)
Net realized loss on foreign
  currency transactions                  (273,841)
Net change in unrealized
  appreciation (depreciation) on
  investments                         (16,687,691)
Net change in unrealized
  appreciation (depreciation) on
  foreign currency and foreign
  currency transactions                  (164,828)
                                      -----------
NET GAIN ON INVESTMENTS                34,604,060
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                     $43,399,191
                                      ===========

                       See Notes to Financial Statements                      69

Phoenix-Zweig Managed Assets

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended      Year Ended
                                                                  12/31/99        12/31/98
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $  8,795,131    $  9,661,159
  Net realized gain (loss)                                        51,456,579      15,943,047
  Net change in unrealized appreciation (depreciation)           (16,852,519)     49,478,123
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    43,399,191      75,082,329
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                  (1,851,319)     (3,258,823)
  Net investment income, Class B                                    (394,535)       (565,142)
  Net investment income, Class C                                  (3,891,210)     (8,750,847)
  Net investment income, Class I                                     (42,069)        (84,713)
  Net realized gains, Class A                                     (7,665,272)       (340,937)
  Net realized gains, Class B                                     (2,960,138)        (89,551)
  Net realized gains, Class C                                    (28,568,205)     (1,206,766)
  Net realized gains, Class I                                       (160,910)         (4,991)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS      (45,533,658)    (14,301,770)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (980,240 and 1,570,483
    shares, respectively)                                         14,230,772      21,680,005
  Net asset value of shares issued from reinvestment of
    distributions
    (625,401 and 213,319 shares, respectively)                     8,719,828       2,999,236
  Cost of shares repurchased (2,859,688 and 1,893,703
    shares, respectively)                                        (41,487,644)    (26,000,573)
                                                                ------------    ------------
Total                                                            (18,537,044)     (1,321,332)
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (1,214,074 and 1,108,058
    shares, respectively)                                         17,632,149      15,274,360
  Net asset value of shares issued from reinvestment of
    distributions
    (215,090 and 34,599 shares, respectively)                      3,004,893         489,841
  Cost of shares repurchased (931,411 and 235,957 shares,
    respectively)                                                (13,617,868)     (3,271,746)
                                                                ------------    ------------
Total                                                              7,019,174      12,492,455
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (1,700,748 and 3,147,226
    shares, respectively)                                         24,316,042      42,783,993
  Net asset value of shares issued from reinvestment of
    distributions
    (2,145,927 and 536,232 shares, respectively)                  29,524,085       7,486,461
  Cost of shares repurchased (7,126,846 and 5,428,861
    shares, respectively)                                       (102,491,448)    (73,691,914)
                                                                ------------    ------------
Total                                                            (48,651,321)    (23,421,460)
                                                                ------------    ------------
CLASS I
  Proceeds from sales of shares (20,802 and 2,421 shares,
    respectively)                                                    298,135          34,128
  Net asset value of shares issued from reinvestment of
    distributions
    (14,394 and 6,289 shares, respectively)                          202,973          89,701
  Cost of shares repurchased (8,200 and 82,314 shares,
    respectively)                                                   (120,305)     (1,189,965)
                                                                ------------    ------------
Total                                                                380,803      (1,066,136)
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS      (59,788,388)    (13,316,473)
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                          (61,922,855)     47,464,086
NET ASSETS
  Beginning of period                                            586,759,695     539,295,609
                                                                ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $2,710,988 AND $(234,705), RESPECTIVELY]                    $524,836,840    $586,759,695
                                                                ============    ============

70                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                             -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31
                                                             -------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
Net asset value, beginning of period                         $   14.18    $   12.72    $   12.75    $   12.48    $   11.76
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.31(4)      0.38(5)      0.13(5)      0.35(5)      0.47(5)
  Net realized and unrealized gain (loss)                         0.91         1.50         1.83         0.86         1.40
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            1.22         1.88         1.96         1.21         1.87
                                                             ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.25)       (0.38)          --        (0.45)       (0.75)
  Dividends from net realized gains                              (1.11)       (0.04)       (1.99)       (0.49)       (0.40)
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (1.36)       (0.42)       (1.99)       (0.94)       (1.15)
                                                             ---------    ---------    ---------    ---------    ---------
Change in net asset value                                        (0.14)        1.46        (0.03)        0.27         0.72
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   14.04    $   14.18    $   12.72    $   12.75    $   12.48
                                                             =========    =========    =========    =========    =========
Total return(1)                                                   8.81%       14.87%       15.47%        9.80%       16.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $103,267     $122,085     $110,908     $114,837     $141,110

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              1.51%        1.51%        1.59%        1.64%        1.59%
  Net investment income                                           2.13%        2.77%(5)      2.40%(5)      2.64%(5)      3.69%(5)
Portfolio turnover                                                  50%          62%         168%         187%         239%

                                                                                 CLASS B
                                                             ------------------------------------------------
                                                                                                      FROM
                                                                   YEAR ENDED DECEMBER 31           INCEPTION
                                                             -----------------------------------    4/8/96 TO
                                                               1999         1998         1997       12/31/96
Net asset value, beginning of period                         $   14.28    $   12.79    $   12.90    $   12.43
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.21(4)      0.26(5)      0.04(5)      0.13(5)
  Net realized and unrealized gain (loss)                         0.91         1.53         1.84         1.00
                                                             ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            1.12         1.79         1.88         1.13
                                                             ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.14)       (0.26)          --        (0.17)
  Dividends from net realized gains                              (1.11)       (0.04)       (1.99)       (0.49)
                                                             ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (1.25)       (0.30)       (1.99)       (0.66)
                                                             ---------    ---------    ---------    ---------
Change in net asset value                                        (0.13)        1.49        (0.11)        0.47
                                                             ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   14.15    $   14.28    $   12.79    $   12.90
                                                             =========    =========    =========    =========
Total return(1)                                                   8.03%       14.06%       14.67%        9.11%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $39,910      $33,172      $18,117       $6,339

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              2.21%        2.21%        2.29%        2.34%(2)
  Net investment income                                           1.44%        2.07%(5)      1.70%(5)      1.94%(2)(5)
Portfolio turnover                                                  50%          62%         168%         187%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Includes realized gains and losses on foreign currency transactions.

                       See Notes to Financial Statements                      71

Phoenix-Zweig Managed Assets

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS C
                                                             -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31
                                                             -------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
Net asset value, beginning of period                         $   14.07    $   12.63    $   12.76    $   12.49    $   11.73
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.21(4)      0.29(5)      0.04(5)      0.27(5)      0.38(5)
  Net realized and unrealized gain (loss)                         0.89         1.48         1.82         0.85         1.40
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            1.10         1.77         1.86         1.12         1.78
                                                             ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.14)       (0.29)          --        (0.36)       (0.62)
  Dividends from net realized gains                              (1.11)       (0.04)       (1.99)       (0.49)       (0.40)
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (1.25)       (0.33)       (1.99)       (0.85)       (1.02)
                                                             ---------    ---------    ---------    ---------    ---------
Change in net asset value                                        (0.15)        1.44        (0.13)        0.27         0.76
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   13.92    $   14.07    $   12.63    $   12.76    $   12.49
                                                             =========    =========    =========    =========    =========
Total return(1)                                                   8.01%       14.03%       14.67%        9.03%       15.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $379,445     $429,655     $407,625     $426,194     $527,432

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              2.21%        2.21%        2.29%        2.34%        2.29%
  Net investment income                                           1.43%        2.07%(5)      1.70%(5)      1.94%(5)      2.99%(5)
Portfolio turnover                                                  50%          62%         168%         187%         239%

                                                                                  CLASS I
                                                             -------------------------------------------------
                                                                                                       FROM
                                                                   YEAR ENDED DECEMBER 31           INCEPTION
                                                             -----------------------------------    11/1/96 TO
                                                               1999         1998         1997        12/31/96
Net asset value, beginning of period                         $   14.31    $   13.05    $   12.99    $   13.02
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.36(4)      0.56(5)      0.09(5)      0.05(5)
  Net realized and unrealized gain (loss)                         0.91         1.41         1.96         0.45
                                                             ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            1.27         1.97         2.05         0.50
                                                             ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.29)       (0.67)          --        (0.04)
  Dividends from net realized gains                              (1.11)       (0.04)       (1.99)       (0.49)
                                                             ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (1.40)       (0.71)       (1.99)       (0.53)
                                                             ---------    ---------    ---------    ---------
Change in net asset value                                        (0.13)        1.26         0.06        (0.03)
                                                             ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   14.18    $   14.31    $   13.05    $   12.99
                                                             =========    =========    =========    =========
Total return(1)                                                   9.08%       15.16%       15.88%        3.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $2,214       $1,848       $2,645       $2,893

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              1.21%        1.21%        1.29%        1.34%(2)
  Net investment income                                           2.43%        3.07%(5)      2.70%(5)      2.94%(2)(5)
Portfolio turnover                                                  50%          62%         168%         187%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Includes realized gains and losses on foreign currency transactions.

72                     See Notes to Financial Statements

PHOENIX-ZWEIG STRATEGY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on participating in the long-term growth potential of U.S. stocks, while limiting losses during declining markets through a flexible investment approach.

Q: HOW DID THE FUND PERFORM DURING 1999?

A: For the 12 months ended December 31, 1999, Class A shares were up 2.63%, Class B shares gained 1.91%, Class C shares rose 1.94% and Class I shares returned 2.96%. The return for the S&P 500 Index(1) was 21.14% for the same time period. All performance figures assume the reinvestment of dividends and exclude the effect of sales charges.

Q: HOW DID THE FUND'S EQUITY EXPOSURE CHANGE DURING THE YEAR?

A: We systematically reduced our equity exposure throughout the year, from 84% at the beginning of 1999 to 56% at the end of December. We reduced the Fund's market exposure due to a significant deterioration in both our monetary and sentiment indicators. In our opinion, the bedrock of the long bull market has been falling interest rates and a low inflation environment. The recent increase in bond yields, coupled with slightly higher inflation, may signal an end to that environment. In addition, our sentiment model, which considers high investor optimism a negative, also deteriorated as investors grew more bullish as the market rose.

Q: HOW DID THE FUND'S EQUITY PORTION FARE THIS YEAR?

A: Our disciplined stock selection process, which has been very successful over time, was challenged this year. The narrowness of the market, in which a limited number of stocks performed extremely well while the majority languished, contributed to the difficult environment. In such a narrow market, owning a well-diversified portfolio is generally an impediment, not an advantage.

    In addition, valuation did not seem to matter in 1999. The stocks that performed the best were those with the highest price/earnings multiples and those with no earnings at all. This phenomenon was most evident among technology stocks, where investors seemed willing to pay any price to participate in that high-flying sector. Our stock selection discipline is designed to identify likely outperformers through an in-depth analysis of both growth and value characteristics. The stocks we favor demonstrate reasonable P/E ratios and above-average earnings growth rates. Even though paying attention to relative value was a disadvantage in 1999, we believe it will ultimately reassert itself as a winning investment style. Of course, past performance is not indicative of future results.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(2) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF PRIMARILY TECHNOLOGY STOCK TOTAL RETURN PERFORMANCE, SINCE THE INDEX IS TWO-THIRD COMPOSED OF TECHNOLOGY STOCKS.
 THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: HOW IS THE FUND CURRENTLY STRUCTURED?

A: The focal point of the Fund remains the asset allocation strategy determined by Dr. Martin Zweig and the analysts of Zweig Consulting. Stock selection will continue to be quantitatively driven, but we intend to increase the market capitalization of the portfolio, concentrating on the 750 largest companies as opposed to the 1,000 largest. This will give the Fund a true large-cap focus. We also intend to align the Fund's industry group weightings more closely with those of the S&P 500 Index. We believe these changes will allow shareholders to benefit from our asset allocation without undue exposure to stock selection risk.

Q: WHAT IS YOUR OUTLOOK?

A: Looking ahead, we are concerned with the rise in interest rates and inflation. The Fed has raised short-term interest rates three times recently and seems poised for continued tightening moves. Currently, our models indicate that any upside in the market is likely to be limited unless macroeconomic conditions improve. We continue to monitor events and are poised to respond quickly to changes in the environment.

                                                                JANUARY 18, 2000

Phoenix-Zweig Strategy Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/99

                                                                                    INCEPTION        INCEPTION
                                               1 YEAR    5 YEARS    10 YEARS       TO 12/31/99         DATE
                                               ------    -------    --------       -----------       ---------
Class A Shares at NAV(2)                         2.63%    10.95%       9.76%             --                --
Class A Shares at POP(3)                        (3.02)     9.70        9.15              --                --
Class B Shares at NAV(2)                         1.91        --          --            6.31%           4/8/96
Class B Shares with CDSC(4)                     (1.13)       --          --            5.79            4/8/96
Class C Shares at NAV(2)                         1.94     10.17          --            8.67            2/3/92
Class C Shares with CDSC(4)                      1.94     10.17          --            8.67            2/3/92
Class I Shares at NAV(2)                         2.96        --          --            7.80           11/1/96
S&P 500 Index(7)                                21.14     28.66       18.25          Note 6            Note 6

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
         (5) This chart illustrates POP returns on Class A Shares since inception. Returns on Class B, Class C and Class I
                        Shares will vary due to differing sales charges.
         (6)            Index performance is 26.92% for Class B (since 4/8/96),
                        20.25% for Class C (since 2/3/92) and 28.26% for
                        Class I (since 11/1/96), respectively.
         (7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PHOENIX-ZWEIG STRATEGY
            Fund Class A(5)  S&P 500 Index(7)
89                   $9,450           $10,000
90                   $9,246            $9,681
91                  $11,406           $12,637
92                  $12,274           $13,609
93                  $14,112           $14,970
94                  $14,273           $15,168
95                  $17,857           $20,857
96                  $20,179           $25,706
97                  $23,825           $34,286
98                  $23,377           $44,145
99                  $23,992           $53,476

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/89 in Class A shares and reflects the maximum sales charge of 5.50% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals  25%
Technology          18%
Financials          13%
Utilities           11%
Energy              10%
Consumer Staples     8%
Capital Goods        4%
Other               11%

Phoenix-Zweig Strategy Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Wal-Mart Stores, Inc.                                          1.8%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS
    2.  General Motors Corp.                                           1.6%
        A LEADER IN THE AUTOMOTIVE INDUSTRY
    3.  ENI Sponsored ADR                                              1.6%
        ONE OF THE WORLD'S MAJOR INTEGRATED OIL AND GAS COMPANIES
    4.  Ford Motor Co.                                                 1.5%
        MANUFACTURES AND SELLS AUTOMOBILES, TRUCKS AND RELATED PARTS
        GLOBALLY
    5.  Bestfoods                                                      1.4%
        INTERNATIONAL FOOD PROCESSOR
    6.  McGraw-Hill Cos., Inc. (The)                                   1.4%
        PUBLISHER OF BOOKS AND EDUCATIONAL MATERIALS
    7.  Edison International                                           1.3%
        UTILITY HOLDING COMPANY
    8.  Public Service Enterprise Group, Inc.                          1.3%
        ELECTRIC AND GAS UTILITY HOLDING COMPANY
    9.  Johnson & Johnson                                              1.3%
        MANUFACTURER OF HEALTH-CARE PRODUCTS
   10.  Home Depot, Inc. (The)                                         1.3%
        LEADING HOME IMPROVEMENT RETAILER

                        INVESTMENTS AT DECEMBER 31, 1999

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--51.1%

AEROSPACE/DEFENSE--0.1%
Boeing Co. (The)........................        12,200  $    507,062

AUTO PARTS & EQUIPMENT--0.0%
Borg-Warner Automotive, Inc.............           100         4,050

AUTOMOBILES--3.1%
Ford Motor Co...........................       128,300     6,856,031
General Motors Corp.....................        99,600     7,239,675
                                                        ------------
                                                          14,095,706
                                                        ------------
BANKS (MAJOR REGIONAL)--0.5%
AmSouth BanCorp.........................        10,900       210,506
Comerica, Inc...........................           500        23,344
Fifth Third Bancorp.....................        11,900       873,162
Huntington Bancshares, Inc..............        12,300       293,662
SunTrust Banks, Inc.....................         7,000       481,687
Synovus Financial Corp..................        13,000       258,375
                                                        ------------
                                                           2,140,736
                                                        ------------

BANKS (REGIONAL)--1.2%
Pacific Century Financial Corp..........        34,100       637,244
UnionBanCal Corp........................       119,300     4,704,894
                                                        ------------
                                                           5,342,138
                                                        ------------

BEVERAGES (ALCOHOLIC)--0.8%
Coors (Adolph) Co. Class B..............        72,600     3,811,500

BIOTECHNOLOGY--0.7%
Amgen, Inc.(b)..........................        16,400       985,025
Biogen, Inc.(b).........................        11,700       988,650
                                               SHARES      VALUE
                                              --------  ------------
BIOTECHNOLOGY--CONTINUED
Chiron Corp.(b).........................        19,400  $    822,075
MedImmune, Inc. (b).....................         3,600       597,150
                                                        ------------
                                                           3,392,900
                                                        ------------

BUILDING MATERIALS--0.1%
Lafarge Corp............................         3,000        82,875
USG Corp................................         9,400       442,975
Valspar Corp. (The).....................           200         8,375
                                                        ------------
                                                             534,225
                                                        ------------

CHEMICALS (SPECIALTY)--0.1%
Albemarle Corp..........................        14,000       268,625

COMMUNICATIONS EQUIPMENT--1.4%
ADC Telecommunications, Inc.(b).........        12,000       870,750
ADTRAN, Inc.(b).........................         2,100       108,019
CommScope, Inc.(b)......................         1,100        44,344
Comverse Technology, Inc.(b)............         1,200       173,700
Motorola, Inc...........................           100        14,725
QUALCOMM, Inc.(b).......................        24,000     4,230,000
Scientific-Atlanta, Inc.................        11,100       617,437
Tellabs, Inc.(b)........................         8,800       564,850
                                                        ------------
                                                           6,623,825
                                                        ------------

COMPUTERS (HARDWARE)--0.5%
Electronics for Imaging, Inc.(b)........           800        46,500
Gateway, Inc.(b)........................        10,500       756,656
Sun Microsystems, Inc.(b)...............        18,300     1,417,106
                                                        ------------
                                                           2,220,262
                                                        ------------

76                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (NETWORKING)--0.2%
3Com Corp.(b)...........................        15,600  $    733,200
COMPUTERS (PERIPHERALS)--1.7%
EMC Corp.(b)............................        49,000     5,353,250
Lexmark International Group, Inc. Class
A(b)....................................         1,200       108,600
Seagate Technology, Inc.(b).............        52,000     2,421,250
                                                        ------------
                                                           7,883,100
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--3.3%
Adobe Systems, Inc......................        54,900     3,692,025
America Online, Inc.(b).................        11,700       882,619
American Management Systems, Inc.(b)....           200         6,275
Compuware Corp.(b)......................        26,700       994,575
Electronic Arts, Inc.(b)................         3,000       252,000
InfoSpace.com, Inc.(b)..................           500       107,000
Intuit, Inc.(b).........................        12,100       725,244
Mercury Interactive Corp................         1,500       161,906
Microsoft Corp.(b)......................        22,800     2,661,900
Oracle Corp.(b).........................        19,500     2,185,219
Portal Software, Inc.(b)................         1,800       185,175
Razorfish, Inc.(b)......................           400        38,050
RealNetworks, Inc.(b)...................         1,100       133,306
Siebel Systems, Inc. (b)................         2,400       201,600
TIBCO Software, Inc.(b).................           200        30,600
USWeb Corp.(b)..........................         2,300       102,206
VeriSign, Inc.(b).......................         1,400       267,050
Yahoo!, Inc.(b).........................         5,400     2,336,512
                                                        ------------
                                                          14,963,262
                                                        ------------

CONSTRUCTION (CEMENT & AGGREGATES)--0.1%
Southdown, Inc..........................         4,900       252,962

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.0%
Lancaster Colony Corp...................         6,400       212,000

CONSUMER FINANCE--0.2%
MBNA Corp...............................        11,700       318,825
PMI Group, Inc. (The)...................         3,150       153,759
Providian Financial Corp................         2,700       245,869
                                                        ------------
                                                             718,453
                                                        ------------
CONTAINERS & PACKAGING (PAPER)--0.0%
Temple-Inland, Inc......................         3,300       217,594

DISTRIBUTORS (FOOD & HEALTH)--0.3%
Patterson Dental Co.(b).................         7,000       298,375
SUPERVALU, Inc..........................        15,800       316,000
                                               SHARES      VALUE
                                              --------  ------------
DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
SYSCO Corp..............................        21,500  $    850,594
                                                        ------------
                                                           1,464,969
                                                        ------------

ELECTRIC COMPANIES--5.6%
Constellation Energy Group..............        56,400     1,635,600
Dominion Resources, Inc.................           800        31,400
Edison International....................       233,400     6,112,162
Entergy Corp............................       122,400     3,151,800
FirstEnergy Corp........................        76,200     1,728,787
Florida Progress Corp...................        49,200     2,081,775
Minnesota Power, Inc....................         3,400        57,587
OGE Energy Corp.........................         1,900        36,100
Public Service Enterprise Group, Inc....       174,500     6,074,781
Reliant Energy, Inc.....................        19,300       441,487
Southern Co. (The)......................         8,000       188,000
Texas Utilities Co......................        15,300       544,106
Unicom Corp.............................       102,500     3,433,750
                                                        ------------
                                                          25,517,335
                                                        ------------

ELECTRICAL EQUIPMENT--1.3%
Brocade Communications Systems,
Inc.(b).................................         2,400       424,800
Solectron Corp.(b)......................        57,300     5,450,662
                                                        ------------
                                                           5,875,462
                                                        ------------

ELECTRONICS (INSTRUMENTATION)--0.3%
PerkinElmer, Inc........................        32,100     1,338,169

ELECTRONICS (SEMICONDUCTORS)--1.2%
Adaptec, Inc.(b)........................         5,400       269,325
Altera Corp.(b).........................         9,500       470,844
Amdocs Ltd.(b)..........................         5,400       186,300
Analog Devices, Inc.(b).................        21,600     2,008,800
Conexant Systems, Inc.(b)...............         6,800       451,350
Cypress Semiconductor Corp.(b)..........         2,300        74,462
Microchip Technology, Inc.(b)...........         4,200       287,437
Micron Technology, Inc.(b)..............         5,400       419,850
Texas Instruments, Inc..................        11,000     1,065,625
Xilinx, Inc.(b).........................         5,800       263,719
                                                        ------------
                                                           5,497,712
                                                        ------------

ENGINEERING & CONSTRUCTION--0.3%
Fluor Corp..............................        25,800     1,183,575

EQUIPMENT (SEMICONDUCTOR)--0.7%
Applied Materials, Inc.(b)..............        24,500     3,103,844

FINANCIAL (DIVERSIFIED)--1.6%
Citigroup, Inc..........................        49,010     2,723,118

                       See Notes to Financial Statements                      77

Phoenix-Zweig Strategy Fund

                                               SHARES      VALUE
                                              --------  ------------
FINANCIAL (DIVERSIFIED)--CONTINUED
Fannie Mae..............................           100  $      6,244
Financial Security Assurance Holdings
Ltd.....................................        20,300     1,058,137
Morgan Stanley Dean Witter & Co.........        24,500     3,497,375
SEI Investments Co......................           100        11,902
                                                        ------------
                                                           7,296,776
                                                        ------------

FOODS--2.5%
Bestfoods...............................       124,400     6,538,775
ConAgra, Inc............................        42,600       961,162
Dean Foods Co...........................         5,500       218,625
Hormel Foods Corp.......................        47,400     1,925,625
International Home Foods, Inc.(b).......           300         5,212
Keebler Foods Co.(b)....................        23,800       669,375
McCormick & Co., Inc....................        38,000     1,130,500
Quaker Oats Co. (The)...................           200        13,125
                                                        ------------
                                                          11,462,399
                                                        ------------
FOOTWEAR--0.9%
NIKE, Inc. Class B......................        79,100     3,920,394
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.0%
Harrah's Entertainment, Inc.(b).........         4,200       111,037

HEALTH CARE (DIVERSIFIED)--1.3%
Johnson & Johnson.......................        65,200     6,071,750

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.1%
Pfizer, Inc.............................        11,700       379,519
HEALTH CARE (MANAGED CARE)--0.1%
United HealthCare Corp..................         6,700       355,937

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
Bard (C.R.), Inc........................           500        26,500
Baxter International, Inc...............        12,500       785,156
Boston Scientific Corp.(b)..............        11,700       255,937
                                                        ------------
                                                           1,067,593
                                                        ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.1%
Lincare Holdings, Inc.(b)...............         8,200       284,437

HOMEBUILDING--0.1%
Clayton Homes, Inc......................           700         6,431
Pulte Corp..............................        24,300       546,750
                                                        ------------
                                                             553,181
                                                        ------------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.1%
Whirlpool Corp..........................         3,700       240,731
                                               SHARES      VALUE
                                              --------  ------------

INSURANCE (LIFE/HEALTH)--0.2%
AFLAC, Inc..............................        16,600  $    783,312
Jefferson-Pilot Corp....................           200        13,650
MONY Group, Inc. (The)..................         9,400       274,363
                                                        ------------
                                                           1,071,325
                                                        ------------

INSURANCE (MULTI-LINE)--0.0%
CIGNA Corp..............................           300        24,169

INSURANCE (PROPERTY-CASUALTY)--1.0%
Allmerica Financial Corp................        19,600     1,090,250
MGIC Investment Corp....................        52,700     3,171,881
Radian Group, Inc.......................         9,100       434,525
                                                        ------------
                                                           4,696,656
                                                        ------------

INVESTMENT BANKING/BROKERAGE--1.5%
AXA Financial, Inc......................           200         6,775
Lehman Brothers Holdings, Inc...........        67,000     5,674,063
Merrill Lynch & Co., Inc................        11,700       976,950
                                                        ------------
                                                           6,657,788
                                                        ------------

LEISURE TIME (PRODUCTS)--0.0%
Brunswick Corp..........................         3,000        66,750

MACHINERY (DIVERSIFIED)--0.1%
Dover Corp..............................        13,500       612,563
Ingersoll-Rand Co.......................           300        16,519
                                                        ------------
                                                             629,082
                                                        ------------

MANUFACTURING (DIVERSIFIED)--0.5%
Danaher Corp............................         6,100       294,325
ITT Industries, Inc.....................           600        20,063
Johnson Controls, Inc...................         7,900       449,313
National Service Industries, Inc........        26,100       769,950
Trinity Industries, Inc.................        23,700       673,969
                                                        ------------
                                                           2,207,620
                                                        ------------

MANUFACTURING (SPECIALIZED)--0.3%
Pall Corp...............................        54,400     1,173,000

METALS MINING--0.0%
Phelps Dodge Corp.......................           200        13,425

NATURAL GAS--0.5%
Coastal Corp. (The).....................        61,000     2,161,688
KeySpan Corp............................         4,100        95,069
                                                        ------------
                                                           2,256,757
                                                        ------------

78                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                               SHARES      VALUE
                                              --------  ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.2%
Apache Corp.............................         3,800  $    140,363
Kerr-McGee Corp.........................         8,700       539,400
Murphy Oil Corp.........................           300        17,213
                                                        ------------
                                                             696,976
                                                        ------------

OIL (DOMESTIC INTEGRATED)--1.2%
Amerada Hess Corp.......................         2,300       130,525
Atlantic Richfield Co...................        48,400     4,186,600
Occidental Petroleum Corp...............        20,200       436,825
USX-Marathon Group......................        34,600       854,188
                                                        ------------
                                                           5,608,138
                                                        ------------

OIL (INTERNATIONAL INTEGRATED)--1.1%
Chevron Corp............................        20,400     1,767,150
Texaco, Inc.............................        61,500     3,340,219
                                                        ------------
                                                           5,107,369
                                                        ------------

PAPER & FOREST PRODUCTS--1.5%
Boise Cascade Corp......................           400        16,200
Champion International Corp.............         7,600       470,725
Georgia-Pacific Group...................         2,000       101,500
International Paper Co..................        51,100     2,883,956
Westvaco Corp...........................         3,400       110,925
Weyerhaeuser Co.........................        20,100     1,443,431
Willamette Industries, Inc..............        40,500     1,880,719
                                                        ------------
                                                           6,907,456
                                                        ------------

PHOTOGRAPHY/IMAGING--0.0%
IKON Office Solutions, Inc..............         5,200        35,425
Zebra Technologies Corp. Class A(b).....         1,100        64,350
                                                        ------------
                                                              99,775
                                                        ------------

POWER PRODUCERS (INDEPENDENT)--0.2%
Calpine Corp.(b)........................        11,900       761,600

PUBLISHING--1.4%
McGraw-Hill Cos., Inc. (The)............       101,600     6,261,100
PUBLISHING (NEWSPAPERS)--1.1%
Dow Jones & Co., Inc....................        42,400     2,883,200
Gannett Co., Inc........................        10,500       856,406
Knight-Ridder, Inc......................        10,400       618,800
Tribune Co..............................        13,800       759,863
                                                        ------------
                                                           5,118,269
                                                        ------------
                                               SHARES      VALUE
                                              --------  ------------
RAILROADS--0.0%
Kansas City Southern Industries, Inc....         3,000  $    223,875

REITS--0.2%
Apartment Investment & Management Co....        15,400       613,113
Arden Realty, Inc.......................         1,200        24,075
Duke-Weeks Realty Corp..................         2,400        46,800
Equity Residential Properties Trust.....         1,500        64,031
General Growth Properties, Inc..........           300         8,400
Liberty Property Trust..................         2,400        58,200
                                                        ------------
                                                             814,619
                                                        ------------

RESTAURANTS--0.4%
Brinker International, Inc.(b)..........           700        16,800
Darden Restaurants, Inc.................        98,500     1,785,313
                                                        ------------
                                                           1,802,113
                                                        ------------

RETAIL (BUILDING SUPPLIES)--1.5%
Home Depot, Inc. (The)..................        83,550     5,728,397
Lowe's Companies., Inc..................        18,500     1,105,375
                                                        ------------
                                                           6,833,772
                                                        ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.8%
Best Buy Co., Inc.(b)...................        37,000     1,856,938
Circuit City Stores-Circuit City
Group...................................        24,200     1,090,513
Tandy Corp..............................        19,100       939,481
                                                        ------------
                                                           3,886,932
                                                        ------------

RETAIL (DEPARTMENT STORES)--0.4%
Kohl's Corp.(b).........................        27,500     1,985,156

RETAIL (DISCOUNTERS)--0.9%
Ross Stores, Inc........................       220,500     3,955,219

RETAIL (GENERAL MERCHANDISE)--2.6%
BJ's Wholesale Club, Inc.(b)............         1,300        47,450
Dayton Hudson Corp......................        45,200     3,319,375
Wal-Mart Stores, Inc....................       121,900     8,426,338
                                                        ------------
                                                          11,793,163
                                                        ------------

RETAIL (HOME SHOPPING)--0.0%
CDW Computer Centers, Inc.(b)...........         1,100        86,488

RETAIL (SPECIALTY)--0.7%
Staples, Inc.(b)........................         3,700        76,775
Tiffany & Co............................        32,400     2,891,700
Zale Corp.(b)...........................         8,800       425,700
                                                        ------------
                                                           3,394,175
                                                        ------------

                       See Notes to Financial Statements                      79

Phoenix-Zweig Strategy Fund

                                               SHARES      VALUE
                                              --------  ------------
RETAIL (SPECIALTY-APPAREL)--0.2%
American Eagle Outfitters, Inc.(b)......         5,400  $    243,000
Gap, Inc. (The).........................        18,000       828,000
TJX Cos., Inc. (The)....................         2,400        49,050
                                                        ------------
                                                           1,120,050
                                                        ------------

SAVINGS & LOAN COMPANIES--1.2%
Bank United Corp. Class A...............         1,800        49,050
Golden West Financial Corp..............       160,600     5,380,100
Roslyn Bancorp, Inc.....................         5,370        99,345
                                                        ------------
                                                           5,528,495
                                                        ------------

SERVICES (COMMERCIAL & CONSUMER)--0.1%
Cendant Corp.(b)........................         3,900       103,594
Profit Recovery Group International,
Inc. (The)(b)...........................         5,800       154,063
                                                        ------------
                                                             257,657
                                                        ------------

SERVICES (DATA PROCESSING)--0.1%
Concord EFS, Inc.(b)....................         1,000        25,750
DST Systems, Inc.(b)....................         7,400       564,713
                                                        ------------
                                                             590,463
                                                        ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
Western Wireless Corp. Class A(b).......         4,900       327,075
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
Covad Communications Group, Inc.(b).....         4,600       257,313
MCI WorldCom, Inc.(b)...................        28,050     1,488,403
                                                        ------------
                                                           1,745,716
                                                        ------------

TELEPHONE--0.0%
BellSouth Corp..........................         2,000        93,625

TEXTILES (HOME FURNISHINGS)--0.0%
Mohawk Industries, Inc.(b)..............           100         2,638
TRUCKS & PARTS--0.0%
PACCAR, Inc.............................         1,300        57,606
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $202,757,218)                           233,502,512
--------------------------------------------------------------------
FOREIGN COMMON STOCKS--5.6%
BANKS (MONEY CENTER)--0.1%
Banco Santander Central Hipano, SA
Sponsored ADR (Spain)...................        26,600       310,887
                                               SHARES      VALUE
                                              --------  ------------

COMMUNICATIONS EQUIPMENT--0.6%
Nokia Oyj Sponsored ADR (Finland).......        14,800  $  2,812,000

CONSTRUCTION (CEMENT & AGGREGATES)--0.0%
Hanson PLC Sponsored ADR (United
Kingdom)................................           800        32,350

ELECTRICAL EQUIPMENT--0.0%
SONY Corp. Sponsored ADR (Japan)........           900       256,275

ELECTRONICS (SEMICONDUCTORS)--0.3%
Taiwan Semiconductor Manufacturing Co.
Ltd. Sponsored ADR (Taiwan)(b)..........        28,600     1,287,000

ENTERTAINMENT--0.1%
Seagram Co. Ltd. (The) (Canada).........        11,000       494,312

IRON & STEEL--0.2%
Pohang Iron & Steel Co. Ltd. Sponsored
ADR (South Korea).......................        30,200     1,057,000

MACHINERY (DIVERSIFIED)--0.1%
CNH Global N.V. (Netherlands)...........        22,400       298,200

OIL (INTERNATIONAL INTEGRATED)--3.1%
BP Amoco PLC Sponsored ADR (United
Kingdom)................................        58,600     3,475,712
ENI Sponsored ADR (Italy)...............       130,800     7,210,350
Royal Dutch Petroleum Co.
(Netherlands)...........................         3,200       193,400
Total Fina SA Sponsored ADR (France)....        49,200     3,407,100
                                                        ------------
                                                          14,286,562
                                                        ------------

RAILROADS--0.4%
Canadian National Railway Co.
(Canada)................................        77,000     2,026,063

SPECIALTY PRINTING--0.2%
Quebecor Printing, Inc. (Canada)........        33,410       743,373

TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
Tele Denmark A/S Sponsored ADR
(Denmark)...............................        20,900       788,975
Telefonia SA Sponsored ADR (Spain)(b)...         9,378       739,104
Telefonos de Mexico SA ADR (Mexico).....         6,300       708,750
                                                        ------------
                                                           2,236,829
                                                        ------------
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $22,965,381)                             25,840,851
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--56.7%
(IDENTIFIED COST $225,722,599)                           259,343,363
--------------------------------------------------------------------

80                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                                PAR
                                               VALUE
                                               (000)       VALUE
                                              --------  ------------
SHORT-TERM OBLIGATIONS--44.1%

U.S. GOVERNMENT SECURITIES--0.2%
U.S. Treasury Bill 5.05%, 2/3/00(c).....      $  1,000  $    995,371

FEDERAL AGENCY SECURITIES--30.4%
FMC Discount Note 5.59%, 1/11/00........        10,000     9,984,472
FMC Discount Note 4%, 1/13/00...........        10,000     9,986,667
FMC Discount Note 5.59%, 1/13/00........        10,000     9,981,366
FMC Discount Note 5.59%, 1/25/00........         5,000     4,981,367
FMC Discount Note 5.60%, 1/27/00........        10,000     9,959,555
FMC Discount Note 5.70%, 1/31/00........        10,000     9,952,500
FHLB Discount Corp. 5.74%, 2/9/00.......        10,000     9,937,817
FMC Discount Note 5.60%, 2/11/00........        10,000     9,936,222
FMC Discount Note 5.75%, 2/15/00........        10,000     9,928,125
FMC Discount Note 5.59%, 2/17/00........        15,000    14,890,529
FMC Discount Note 5.59%, 2/23/00........        15,000    14,876,554
Fannie Mae Discount Note 5.67%,
2/24/00.................................        15,000    14,872,425
Fannie Mae Discount Note 5.64%,
3/9/00..................................        10,000     9,896,050
                                                        ------------
                                                         139,183,649
                                                        ------------
                                                PAR
                                               VALUE
                                               (000)       VALUE
                                              --------  ------------

REPURCHASE AGREEMENTS--13.5%
Morgan Stanley & Co., Inc. repurchase
agreement 2.75%, dated 12/31/99 due
1/3/00, repurchase price $31,502,218
collateralized by Fannie Mae Bonds 5.50%
to 8.50%, 2/1/08 to 6/1/29, market value
$32,346,047.............................      $ 31,495  $ 31,495,000

Prudential Securities, Inc. repurchase
agreement, 2.60%, dated 12/31/99 due
1/3/00, repurchase price $30,006,500
collateralized by U.S. Treasury Note
5.50%, 3/31/03 and Fannie Mae Discount
Note 5.76%, 3/23/00, market value
$30,600,064.............................        30,000    30,000,000
                                                        ------------
                                                          61,495,000
                                                        ------------
--------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $201,671,437)                           201,674,020
--------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $427,394,036)                           461,017,383(a)
Cash and receivables, less liabilities--(0.8%)            (3,686,515)
                                                        ------------
NET ASSETS--100.0%                                      $457,330,868
                                                        ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,521,797 and gross depreciation of $7,519,117 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $428,014,703.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value,
  exclusive of repurchase
  agreements (Identified cost
  $365,899,036)                      $399,522,383
Repurchase agreements at value
  (Identified cost $61,495,000)        61,495,000
Cash                                      114,061
Receivables
  Dividends and interest                  250,510
  Fund shares sold                         45,423
Prepaid expenses                           15,378
                                     ------------
    Total assets                      461,442,755
                                     ------------
LIABILITIES
Payables
  Fund shares repurchased               2,978,671
  Transfer agent fee                      403,571
  Investment advisory fee                 293,273
  Distribution fee                        257,826
  Financial agent fee                      41,624
  Trustees' fee                             6,132
Accrued expenses                          130,790
                                     ------------
    Total liabilities                   4,111,887
                                     ------------
NET ASSETS                           $457,330,868
                                     ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
  beneficial interest                $410,273,803
Undistributed net investment income     1,979,598
Accumulated net realized gain          11,454,120
Net unrealized appreciation            33,623,347
                                     ------------
NET ASSETS                           $457,330,868
                                     ============
CLASS A
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $223,269,034)                 19,866,975
Net asset value price per share            $11.24
Offering price per share
  $11.24/(1-5.50%)                         $11.89
CLASS B
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $47,557,148)                   4,195,342
Net asset value and offering price
  per share                                $11.34
CLASS C
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $184,924,081)                 16,354,369
Net asset value and offering price
  per share                                $11.31
CLASS I
Shares of beneficial interest
  outstanding, $0.10 par value,
  unlimited authorization (Net
  Assets $1,580,605)                      138,666
Net asset value and offering price
  per share                                $11.40

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                               $ 11,922,204
Dividends                                 6,519,682
Foreign taxes withheld                      (53,139)
                                       ------------
    Total investment income              18,388,747
                                       ------------
EXPENSES
Investment advisory fee                   4,917,833
Distribution fee, Class A                   912,947
Distribution fee, Class B                   647,973
Distribution fee, Class C                 2,850,596
Financial agent fee                         170,701
Transfer agent                              979,918
Printing                                    105,419
Custodian                                   104,731
Registration                                 43,501
Professional                                 41,932
Trustees                                     22,576
Miscellaneous                                29,523
                                       ------------
    Total expenses                       10,827,650
                                       ------------
NET INVESTMENT INCOME                     7,561,097
                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on securities          77,850,483
Net realized gain on futures
  contracts                              11,888,197
Net change in unrealized appreciation
  (depreciation) on investments         (87,912,801)
                                       ------------
NET GAIN ON INVESTMENTS                   1,825,879
                                       ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $  9,386,976
                                       ============

82                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended      Year Ended
                                                                  12/31/99        12/31/98
                                                                ------------    ------------
FROM OPERATIONS
  Net investment income (loss)                                  $  7,561,097    $  6,756,292
  Net realized gain (loss)                                        89,738,680      33,592,097
  Net change in unrealized appreciation (depreciation)           (87,912,801)    (77,620,080)
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                     9,386,976     (37,271,691)
                                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                  (5,530,836)     (5,288,602)
  Net investment income, Class B                                    (750,758)       (265,467)
  Net investment income, Class C                                  (2,960,713)     (1,003,670)
  Net investment income, Class I                                     (38,103)        (13,864)
  Net realized gains, Class A                                    (56,259,519)    (13,202,503)
  Net realized gains, Class B                                    (12,108,686)     (2,616,561)
  Net realized gains, Class C                                    (47,943,073)    (13,842,245)
  Net realized gains, Class I                                       (369,679)        (43,465)
                                                                ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (125,961,367)    (36,276,377)
                                                                ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (22,172,492 and 2,574,127
    shares, respectively)                                        328,411,814      39,754,513
  Net asset value of shares issued from reinvestment of
    distributions
    (5,016,929 and 1,028,617 shares, respectively)                56,137,856      15,080,997
  Cost of shares repurchased (34,971,145 and 11,819,362
    shares, respectively)                                       (514,202,909)   (180,481,679)
                                                                ------------    ------------
Total                                                           (129,653,239)   (125,646,169)
                                                                ------------    ------------
CLASS B
  Proceeds from sales of shares (135,743 and 1,471,884
    shares, respectively)                                          1,978,122      23,953,900
  Net asset value of shares issued from reinvestment of
    distributions
    (1,053,995 and 157,763 shares, respectively)                  11,808,517       2,279,331
  Cost of shares repurchased (2,534,806 and 933,992 shares,
    respectively)                                                (36,739,583)    (14,238,733)
                                                                ------------    ------------
Total                                                            (22,952,944)     11,994,498
                                                                ------------    ------------
CLASS C
  Proceeds from sales of shares (347,368 and 2,788,560
    shares, respectively)                                          5,067,332      44,887,189
  Net asset value of shares issued from reinvestment of
    distributions
    (4,190,253 and 780,919 shares, respectively)                  46,828,670      11,238,658
  Cost of shares repurchased (16,696,607 and 12,480,544
    shares, respectively)                                       (242,708,801)   (187,646,203)
                                                                ------------    ------------
Total                                                           (190,812,799)   (131,520,356)
                                                                ------------    ------------
CLASS I
  Proceeds from sales of shares (13,384 and 34,727 shares,
    respectively)                                                    195,000         521,327
  Net asset value of shares issued from reinvestment of
    distributions
    (35,899 and 3,891 shares, respectively)                          407,769          57,327
  Cost of shares repurchased (4,761 and 11,915 shares,
    respectively)                                                    (72,123)       (188,000)
                                                                ------------    ------------
Total                                                                530,646         390,654
                                                                ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS     (342,888,336)   (244,781,373)
                                                                ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS                         (459,462,727)   (318,329,441)
NET ASSETS
  Beginning of period                                            916,793,595    1,235,123,036
                                                                ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS)
    OF $1,979,598 AND $64,606, RESPECTIVELY]                    $457,330,868    $916,793,595
                                                                ============    ============

                       See Notes to Financial Statements                      83

Phoenix-Zweig Strategy Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS A
                                                             -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31
                                                             -------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
Net asset value, beginning of period                         $   14.80    $   15.77    $   15.01    $   14.51    $   12.36
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.22(4)      0.17         0.20         0.20         0.27
  Net realized and unrealized gain (loss)                         0.07        (0.48)        2.49         1.68         2.80
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            0.29        (0.31)        2.69         1.88         3.07
                                                             ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.28)       (0.18)       (0.19)       (0.20)       (0.37)
  Dividends from net realized gains                              (3.57)       (0.48)       (1.74)       (1.18)       (0.55)
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.85)       (0.66)       (1.93)       (1.38)       (0.92)
                                                             ---------    ---------    ---------    ---------    ---------
Change in net asset value                                        (3.56)       (0.97)        0.76         0.50         2.15
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   11.24    $   14.80    $   15.77    $   15.01    $   14.51
                                                             =========    =========    =========    =========    =========
Total return(1)                                                   2.63%       (1.88)%      18.07%       13.00%       25.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $223,269     $409,065     $565,721     $581,149     $558,286

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              1.28%        1.24 %       1.24%        1.28%        1.27%
  Net investment income                                           1.54%        0.97 %       1.20%        1.27%        1.92%
Portfolio turnover                                                 141%         116 %        126%         181%          95%

                                                                                 CLASS B
                                                             ------------------------------------------------
                                                                                                      FROM
                                                                   YEAR ENDED DECEMBER 31           INCEPTION
                                                             -----------------------------------    4/8/96 TO
                                                               1999         1998         1997       12/31/96
Net asset value, beginning of period                         $   14.90    $   15.86    $   15.07    $   15.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.12(4)      0.05         0.07         0.06
  Net realized and unrealized gain (loss)                         0.07        (0.48)        2.53         1.13
                                                             ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            0.19        (0.43)        2.60         1.19
                                                             ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.18)       (0.05)       (0.07)       (0.06)
  Dividends from net realized gains                              (3.57)       (0.48)       (1.74)       (1.18)
                                                             ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.75)       (0.53)       (1.81)       (1.24)
                                                             ---------    ---------    ---------    ---------
Change in net asset value                                        (3.56)       (0.96)        0.79        (0.05)
                                                             ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   11.34    $   14.90    $   15.86    $   15.07
                                                             =========    =========    =========    =========
Total return(1)                                                   1.91%       (2.61)%      17.33%        7.88%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $47,557      $82,531      $76,820      $42,317

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              1.98%        1.94 %       1.94%        1.98%(2)
  Net investment income                                           0.84%        0.27 %       0.50%        0.57%(2)
Portfolio turnover                                                 141%         116 %        126%         181%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

84                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS C
                                                             -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31
                                                             -------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
Net asset value, beginning of period                         $   14.86    $   15.81    $   15.04    $   14.56    $   12.35
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.12(4)      0.05         0.07         0.11         0.16
  Net realized and unrealized gain (loss)                         0.07        (0.48)        2.52         1.66         2.82
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            0.19        (0.43)        2.59         1.77         2.98
                                                             ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.17)       (0.04)       (0.08)       (0.11)       (0.22)
  Dividends from net realized gains                              (3.57)       (0.48)       (1.74)       (1.18)       (0.55)
                                                             ---------    ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.74)       (0.52)       (1.82)       (1.29)       (0.77)
                                                             ---------    ---------    ---------    ---------    ---------
Change in net asset value                                        (3.55)       (0.95)        0.77         0.48         2.21
                                                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   11.31    $   14.86    $   15.81    $   15.04    $   14.56
                                                             =========    =========    =========    =========    =========
Total return(1)                                                   1.94%       (2.64)%      17.30%       12.19%       24.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $184,924     $423,791     $591,512     $621,334     $530,300

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              1.98%        1.94 %       1.94%        1.98%        1.97%
  Net investment income                                           0.81%        0.27 %       0.50%        0.57%        1.22%
Portfolio turnover                                                 141%         116 %        126%         181%          95%

                                                                                  CLASS I
                                                             -------------------------------------------------
                                                                                                       FROM
                                                                   YEAR ENDED DECEMBER 31           INCEPTION
                                                             -----------------------------------    11/1/96 TO
                                                               1999         1998         1997        12/31/96
Net asset value, beginning of period                         $   14.94    $   15.87    $   15.07    $   15.42
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.28(4)      0.17         0.23         0.04
  Net realized and unrealized gain (loss)                         0.06        (0.45)        2.54         0.83
                                                             ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                            0.34        (0.28)        2.77         0.87
                                                             ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.31)       (0.17)       (0.23)       (0.04)
  Dividends from net realized gains                              (3.57)       (0.48)       (1.74)       (1.18)
                                                             ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                        (3.88)       (0.65)       (1.97)       (1.22)
                                                             ---------    ---------    ---------    ---------
Change in net asset value                                        (3.54)       (0.93)        0.80        (0.35)
                                                             ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                               $   11.40    $   14.94    $   15.87    $   15.07
                                                             =========    =========    =========    =========
Total return(1)                                                   2.96%       (1.66)%      18.52%        5.68%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $1,581       $1,407       $1,070         $903

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                              0.96%        0.94 %       0.94%        0.98%(2)
  Net investment income                                           1.92%        1.27 %       1.50%        1.57%(2)
Portfolio turnover                                                 141%         116 %        126%         181%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements                      85

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix") completed the acquisition of Zweig/Glaser Advisers LLC, the Trust's investment manager (the "Manager"), and of Zweig Securities Corp., the Trust's distributor (the "Distributor"). As a result, Zweig Series Trust changed its' name to Phoenix-Zweig Trust and each of the Series in the Trust changed its' name by adding Phoenix- to the beginning of each Series' name. In addition, Zweig/Glaser Advisers LLC has succeeded Zweig/Glaser Advisers as the Manager and Phoenix Equity Planning Corporation ("PEPCO") has succeeded Zweig Securities Corp. as the Distributor. In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Manager entered into a sub-advisory servicing agreement with Zweig Consulting LLC.

  The Phoenix Zweig Trust ("the Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, seven Funds are offered for sale: Appreciation Fund, Foreign Equity Fund, Government Cash Fund, Government Fund, Growth & Income Fund, Managed Assets and Strategy Fund. Each Fund has distinct investment objectives. Each of the Funds (except Government and Government Cash Funds) strives to increase investment value over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Government and Government Cash Funds focus on returning high current income. The Government Cash Fund also strives to maintain liquidity and preserve capital. Growth & Income Fund, in addition to seeking capital appreciation, strives to provide income as a secondary objective. Managed Assets strives to increase investment value from capital appreciation, dividends and interest.

  The Trust offers Class A, Class B, Class C and Class I shares on each Fund and one additional class of shares, Class M on Government Cash Fund. Certain
Class A shares are sold with a front-end sales charge of up to 5.50% for all funds except Government Fund which is sold with a front-end sales charge of up to 4.75%. Certain Class A shares, except Government Cash Fund may be sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1.25% contingent deferred sales charge if redeemed within one year of purchase. Class I shares and Class M shares have no sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

  The Government Cash Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Government Cash Fund but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Fund (other than Government Cash Fund) may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Government Cash
Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Fund (other than Government Cash Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Funds (other than Government Cash Fund) may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. ORGANIZATION EXPENSE:

  Organization expenses are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

J. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

K. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L. BORROWINGS

  The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000. The Trust has not had to use the Line of Credit since it was established on July 21, 1997. If a Fund uses the Line of Credit, it will be collateralized by that Fund's portfolio.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Zweig/ Glaser Advisers LLC, a wholly-owned subsidiary of Phoenix Investments Partners, LTD, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Appreciation Fund..................   1.00%
Foreign Equity Fund................   1.00%
Government Cash Fund...............   0.50%
Government Fund....................   0.60%
Growth & Income Fund...............   0.75%
Managed Assets.....................   1.00%
Strategy Fund......................   0.75%

  The Adviser has agreed to reimburse the Foreign Equity Fund to the extent that total expenses (excluding taxes, interest, brokerage commissions, 12b-1 fees, and extraordinary expenses) exceed 1.80% of the average daily net assets for Class A shares, 2.50% of the average daily net assets for Class B and Class C shares and 1.50% of the average daily net assets for Class I shares through April 30, 1999.

  The Adviser has agreed to reimburse the Government Cash Fund to the extent that total expenses (excluding taxes, interest, brokerage commissions, 12b-1 fees, and extraordinary expenses) exceed 0.65% of the average daily net assets for Class A and Class C shares, 1.35% of the average daily net assets for Class B shares, 0.35% of the average daily net assets for Class I shares and 0.41% of the average daily net assets for Class M shares through December 31, 1999.

  PEPCO an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $10,920 for Class A shares and deferred sales charges of $415 for Class A shares, $773,168 for Class B shares and $35,877 for Class C shares for the year ended December 31, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. All Funds (other than Government Fund and Government Cash Fund) pay PEPCO a distribution fee at an annual rate of 1.00% for Class C shares applied to the average daily net assets of each Fund. The Government Cash Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class C shares applied to the average daily net assets of the Fund. The Government Fund pays PEPCO a distribution fee at an annual rate of 0.75% for Class C shares applied to the average daily net assets of the Fund. A separate distribution plan for Class M shares of Government Cash Fund provides that service organizations may be paid up to 0.30% of the average daily net assets of Class M shares, shared equally between Government Cash Fund and the Adviser. There is no distribution fee for Class I shares. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 1999, $7,769,881 was retained by the Distributor and $4,181,083 was paid out to unaffiliated participants and $3,968 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  For the year ended December 31, 1999, The Trust paid PXP Securities Corp, a wholly owned subsidiary of Phoenix, brokerage commissions of $104,820 in connection with portfolio transactions effected by it.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

  Effective October 7, 1999, PEPCO became Financial Agent of the Fund, and receives a fee for financial reporting, tax services and oversight of subagent's performance based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                   1st $50    $50-200     $200+
                                   Million    Million    Million
                                   --------   --------   --------
All funds except Government Cash
  Fund...........................   0.07%      0.06%      0.01%

                                   1st $100   $100-500    $500+
                                   Million    Million    Million
                                   --------   --------   --------
Government Cash Fund.............   0.01%      0.04%      0.01%

Prior to that date, The Bank of New York was the Financial Agent of the Fund and was paid according to the same fee schedule.

  Effective October 7, 1999, PFPC, Inc., a subagent to PEPCO, receives a fee which ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1999, transfer agent fees were $2,376,846 of which PEPCO retained $286,552 which is net of fees paid to State Street.

  At December 31, 1999 PHL and its affiliates held shares of the Trust which aggregated the following:

                                                   Aggregate
                                                   Net Asset
                                       Shares        Value
                                     ----------   -----------
Government Cash Fund...............  55,496,927   $55,496,927

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1999 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                  Purchases         Sales
                                 ------------   --------------
Appreciation Fund..............  $207,628,403   $  471,717,629
Foreign Equity Fund............     2,387,897        4,356,404
Growth & Income Fund...........    36,837,242       59,590,486
Managed Assets.................    81,587,829      238,758,359
Strategy Fund..................   598,109,261    1,027,965,536

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1999 aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Government Fund..................  $ 45,384,537   $ 65,086,472
Managed Assets...................   127,859,507    182,716,383

  At December 31, 1999, the Growth & Income Fund had entered into futures contracts as follows:

                                   Value of
                        Number     Contracts    Market         Net
                          of         When      Value of     Unrealized
Description            Contracts    Opened     Contracts   Appreciation
-----------            ---------   ---------   ---------   ------------
Standard & Poor's 500
Index                      1       $362,375    $371,050       $8,675

4. FORWARD CURRENCY CONTRACTS

  As of December 31, 1999, Foreign Equity Fund had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                                                                          Net
                                                                       Unrealized
                                          Settlement                  Appreciation
Contracts to Deliver    In Exchange For      Date         Value      (Depreciation)
--------------------    ---------------   ----------   -----------   --------------
AUD   (930,000    )     US$    (589,155)    3/15/00    $  (611,339)     $(22,184)
DKK   (1,200,00   )     US$    (164,485)    3/15/00       (163,147)        1,338
NOK  (1,200,000   )     US$    (150,000)    3/15/00       (149,089)          911
JPY (120,000,000  )     US$  (1,166,748)    3/15/00     (1,188,884)      (22,136)
SEK  (2,000,000   )     US$    (237,530)    3/15/00       (236,273)        1,257
CHF   (280,000    )     US$    (177,215)    3/15/00       (176,531)          684
NZD   (300,000    )     US$    (153,270)    3/15/00       (156,539)       (3,269)
EUR  (2,000,000   )     US$  (2,039,800)    3/15/00     (2,025,952)       13,848
GBP   (420,000    )     US$    (677,544)    3/15/00       (680,570)       (3,026)
                                                                        --------
                                                                        $(32,577)
                                                                        ========

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

  As of December 31, 1999, Managed Assets had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                                                                             Net
                                                                          Unrealized
                                           Settlement                    Appreciation
Contracts to Deliver    In Exchange For       Date          Value       (Depreciation)
--------------------    ----------------   ----------   -------------   --------------
AUD  (15,300,000   )    US$   (9,692,550)    3/15/00    $ (10,057,518)      $(364,968)
DKK   (41,700,000  )    US$   (5,715,852)    3/15/00       (5,669,343)         46,509
JPY (2,820,000,000 )    US$  (27,418,571)    3/15/00      (27,938,759)       (520,188)
SEK   (90,000,000  )    US$  (10,688,836)    3/15/00      (10,632,265)         56,571
NZD   (8,300,000   )    US$   (4,240,470)    3/15/00       (4,330,924)        (90,454)
EUR  (105,600,000  )    US$ (107,701,449)    3/15/00     (106,970,289)        731,160
GBP   (20,800,000  )    US$  (33,554,562)    3/15/00      (33,704,406)       (149,844)
                                                                            ---------
                                                                            $(291,214)
                                                                            =========
AUD=Australian Dollar
DKK=Danish Krone
NOK=Norwegian Krone
JPY=Japanese Yen
SEK=Swedish Krona
CHF=Swiss Franc
NZD=New Zealand Dollar
EUR=Euro Dollar
GBP=British Pound
US=U.S. Dollar

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

6. OTHER

  As of December 31, 1999, the Government Cash Fund had 1 shareholder who individually owned more than 10% of shares outstanding which represents 16.6% of total net assets. This shareholder is not affiliated with PHL or PXP. In addition, affiliate holdings are presented in the table located within Note 2.

7. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers which may be used to offset future capital gains.

Expiration Date                        Government   Government
October 31,                            Cash Fund       Fund
-----------                            ----------   ----------
2001.................................         --    $7,227,155
2003.................................   $106,250     1,010,121
2004.................................        306            --
2007.................................         --       334,701
                                        --------    ----------
                                        $106,556    $8,571,977
                                        ========    ==========

8. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, each Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                        Capital paid
                        Undistributed    Accumulated    in on shares
                        net investment   net realized   of beneficial
                        income (loss)    gain (loss)      interest
                        --------------   ------------   -------------
Appreciation Fund.....    $  686,072     $   (215,316)  $   (470,756)
Foreign Equity Fund...        88,049           77,848       (165,897)
Government Fund.......       (35,081)      (2,942,798)     2,977,879
Growth & Income
Fund..................       (10,526)           9,843            683
Managed Assets........       329,695       (3,534,414)     3,204,719
Strategy Fund.........     3,634,305       (3,639,800)         5,495

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1999, the following Funds distributed long-term capital gains dividends as follows:

Appreciation Fund........................  $46,222,918
Foreign Equity Fund......................      454,736
Growth & Income Fund.....................    1,090,831
Managed Assets...........................   38,791,012
Strategy Fund............................   77,185,755

  For federal income tax purposes, the percentage of ordinary income dividends paid which qualify for the dividends received deduction for corporate shareholders are as follows:

Appreciation Fund........................      12.25%
Growth and Income Fund...................      24.57
Managed Assets...........................      10.88
Strategy Fund............................      10.16

This report is not authorized for distribution to prospective investors in the Phoenix-Zweig Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders
of the Phoenix-Zweig Trust

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Zweig Appreciation Fund, Phoenix-Zweig Foreign Equity Fund, Phoenix-Zweig Government Cash Fund, Phoenix-Zweig Government Fund, Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets, and the Phoenix-Zweig Strategy Fund (formerly known as Zweig Series Trust, constituting Zweig Appreciation Fund, Zweig Foreign Equity Fund, Zweig Government Cash Fund, Zweig Government Fund, Zweig Growth & Income Fund, Zweig Managed Assets Fund, and Zweig Strategy Fund, respectively) (constituting the Phoenix-Zweig Trust, hereafter referred to as the "Fund") at December 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 11, 2000

PHOENIX-ZWEIG TRUST
900 Third Avenue, 31st Floor
New York, New York 10022

TRUSTEES
James Balog
Claire B. Benenson
S. Leland Dill
Eugene J. Glaser
Donald B. Romans

OFFICERS
Eugene J. Glaser, Chairman
Martin E. Zweig, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Carlton B. Neel, Senior Vice President
Thomas N. Steenburg, Senior Vice President
Barry M. Mandinach, First Vice President
Sung Chung, Vice President
William R. Moyer, Executive Vice President
David O'Brien, Vice President
Beth Abraham, Assistant Vice President
Rhonda Lee Berzner, Assistant Vice President
Nancy G. Curtiss, Treasurer
Marc Baltuch, Secretary

INVESTMENT ADVISER
Zweig/Glaser Advisers LLC
900 Third Avenue, 31st Floor
New York, New York 10022-4728

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

HOW TO CONTACT US

The Fund Connection          1-800-243-1574
Customer Service             1-800-243-1574
Investment Strategy Hotline  1-800-243-4361 (option
                             2)
Marketing Department         1-800-243-4361 (option
                             3)
Text Telephone               1-800-243-1926

WWW.PHOENIXINVESTMENTS.COM

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